                                                                   EXHIBIT 10.16


            CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF
          THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND
            ARE DENOTED BY [***]. THE CONFIDENTIAL PORTIONS HAVE BEEN
           SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                       AIRBUS A320-200 PURCHASE AGREEMENT

                           Dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                                                          Seller

                                       and

                          MIDWAY AIRLINES CORPORATION,

                                                                           Buyer


                                                                  March 17, 1995

                                    CONTENTS

      CLAUSES             TITLE

       0                  PURCHASE AGREEMENT

       1                  DEFINITIONS

       2                  SALE AND PURCHASE

       3                  CHANGES

       4                  PRICE

       5                  PRICE REVISION

       6                  PAYMENT TERMS

       7                  PLANT REPRESENTATIVES - INSPECTION

       8                  BUYER'S ACCEPTANCE

       9                  DELIVERY

      10                  EXCUSABLE DELAY

      11                  INEXCUSABLE DELAY

      12                  WARRANTIES AND SERVICE LIFE POLICY

      13                  PATENT INDEMNITY

      14                  TECHNICAL PUBLICATIONS

      15                  FIELD ASSISTANCE

      16                  TRAINING AND TRAINING AIDS

      17                  VENDORS' PRODUCT SUPPORT

      18                  BUYER FURNISHED EQUIPMENT AND DATA

      19                  ASSIGNMENT

      20                  DATA RETRIEVAL

      21                  TERMINATION FOR CERTAIN EVENTS; INSECURITY EVENTS;
                          FURTHER ASSURANCES

      22                  MISCELLANEOUS PROVISIONS


                                       0-1
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                                    CONTENTS

EXHIBITS

EXHIBIT "A-1"             A320 STANDARD SPECIFICATION

EXHIBIT "A-2"             A319 STANDARD SPECIFICATION

EXHIBIT "B"               CHANGE ORDERS TO STANDARD SPECIFICATION (SCNs)

EXHIBIT "C"               SCN FORM

EXHIBIT "D"               SELLER SERVICE LIFE POLICY AND VENDOR SERVICE LIFE
                          POLICY

EXHIBIT "E"               CERTIFICATE OF ACCEPTANCE

EXHIBIT "F"               TECHNICAL PUBLICATIONS

EXHIBIT "G"               AIRFRAME REVISION FORMULA

EXHIBIT "H-1"             CFM PROPULSION SYSTEM REVISION FORMULA (A320
                          AIRCRAFT)

EXHIBIT "H-2"             CFM PROPULSION SYSTEM REVISION FORMULA (A319
                          AIRCRAFT)

EXHIBIT "I-1"             IAE PROPULSION SYSTEM REVISION FORMULA (A320
                          AIRCRAFT)

EXHIBIT "1-2"             IAE PROPULSION SYSTEM REVISION FORMULA (A319
                          AIRCRAFT)


                                       0-2
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                                    CONTENTS

LETTER AGREEMENTS

LETTER AGREEMENT NO. 1                SPARE PARTS PROCUREMENT

LETTER AGREEMENT NO. 2                PURCHASE INCENTIVES AND
                                      MISCELLANEOUS MATTERS

LETTER AGREEMENT NO. 3                OPTION AIRCRAFT

LETTER AGREEMENT NO. 4                PREDELIVERY PAYMENT FLEXIBILITY


                                       0-3

                               PURCHASE AGREEMENT

This Agreement is made this 17th day of March, 1995,

between

             AVSA, a societe a responsibilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

             2, rond-point Maurice Bellonte
             31700 BLAGNAC
             FRANCE

             (hereinafter referred to as the "Seller")

and

             Midway Airlines Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at

             5713 South Central Avenue
             Chicago, IL  60638

             (hereinafter referred to as the "Buyer")

WHEREAS,

a) the Buyer wishes to purchase and the Seller is willing to sell four (4) new firm Airbus Industrie A320-200 model aircraft and the Buyer wishes to obtain and the Seller is willing to grant the Buyer an option to purchase up to four (4) new option Airbus Industrie A320-200 model aircraft, upon the terms and conditions herein provided; and

b) the Seller is a sales subsidiary of Airbus Industrie and will purchase the Aircraft from Airbus Industrie for resale to the Buyer.

NOW THEREFORE IT IS AGREED AS FOLLOWS:


                                       0-4

1 -          DEFINITIONS

             For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

             Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors.

             Agreement - this Airbus A320-200 Purchase Agreement, including all Exhibits, Appendixes and numbered Letter Agreements attached hereto, as the same may be amended or modified and in effect from time to time.

             Aircraft - any or all of the Firm Aircraft or Option Aircraft that have been converted to a firm order to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

             Airframe - any Aircraft, excluding the Propulsion Systems therefor.

             Alternate Closing Site - as defined in Paragraph 3 of Letter Agreement No. 2 to the Agreement.

             ASC - Airbus Service Company, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 593 Herndon Parkway, Suite 300, Herndon, VA 22070, or any successor thereto.

             Associated Contractors - collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

            (1) AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE ("Aerospatiale"), whose principal office is at
                  37, Boulevard de Montmorency
                  75016 Paris
                  France


                                       1-1

            (2) BRITISH AEROSPACE (OPERATIONS) LTD, whose principal office is at
                  Warwick House
                  P0 Box 87
                  Farnborough Aerospace Centre
                  Farnborough
                  Hants GU14 6YU
                  England

            (3) CONSTRUCCIONES AERONAUTICAS, S.A., whose principal office is at
                  404 Avenida de Aragon
                  28022 Madrid
                  Spain

            (4) DAIMLER-BENZ AEROSPACE AIRBUS, GmbH ("Daimler-Benz"), whose principal office is at
                  Kreetslag 10
                  Postfach 95 0l 09
                  21111 Hamburg
                  Germany

             ATA Specification 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

             ATA Specification 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

             ATA Specification 102 - the specification issued by the Air Transport Association of America relating to software programs.

             ATA Specification 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

             ATA Specification 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

             ATA Specification 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

             Base Price - for any Aircraft, Airframe or Propulsion Systems, as defined in Subclause 4.1 of this Agreement.


                                       1-2

             Buyer Furnished Equipment - for any Aircraft, all the items of equipment that shall be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

             Collateral - as referred to in Subclause 21.3(c) of this Agreement.

             Comfort - as defined in Subclause 21.2(k) of this Agreement.

             Customer Originated Changes - as defined in Subclause 14.4.3 of this Agreement.

             DGAC - the Direction Generale de l'Aviation Civile of France, or any successor agency thereto.

             FAA - the U.S. Federal Aviation Administration, or any successor agency thereto.

             Failure - as defined in Subclause 12.2 of this Agreement.

             Final Contract Price - as defined in Subclause 4.2 of this
             Agreement.

             Firm Aircraft - any or all of the four (4) firm originally ordered Airbus Industrie A320-200 model aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery, for which the delivery schedule is set forth in Subclause 9.1 of this Agreement.

             Inhouse Warranty - as referred to in Subclause 12.1.7 of this Agreement.

             Inhouse Warranty Labor Rate - as defined in Subclause 12.1.7(v) of this Agreement.

             Insecurity Event - as defined in Clause 21 of this Agreement.

             Interface Problem - as defined in Subclause 12.4.1 of this Agreement.

             Item - as defined in Subclause 12.2 of this Agreement.


                                       1-3

             Letter of Agreement No. 1 - the letter agreement regarding "Spare Parts Procurement," dated the date hereof between the Buyer and the Seller, and incorporated by reference in this Agreement.

             Letter of Agreement No. 2 - the letter agreement regarding "Purchase Incentives and Miscellaneous Matters," dated the date hereof between the Buyer and the Seller, and incorporated by reference in this Agreement.

             Letter of Agreement No. 3 - the letter agreement regarding "Option Aircraft," dated the date hereof between the Buyer and the Seller, and incorporated by reference in this Agreement.

             Letter of Agreement No. 4 - the letter agreement regarding "Predelivery Payment Flexibility," dated the date hereof between the Buyer and the Seller, and incorporated by reference in this Agreement.

             Letter of Intent (LOI) - the Letter of Intent dated February 17, 1995, reference number 5128.9/95, executed by the Buyer and the Seller regarding matters addressed in this Agreement.

             LIBOR - for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). If only one (1) offered rate appears, the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

             Manufacturer - Airbus Industrie, a "Groupement d'Interet Economique" established under "Ordonnance"
             No. 67-821 dated September 23, 1967, of the Republic of
             France.


                                       1-4

             Material - as defined in Subclause 1.1 of Letter Agreement No. 1 to the Agreement.

             Option Aircraft - any or all of the Airbus Industrie A320-200 or A319-l00 (when applicable) model aircraft on option order by the Buyer pursuant to the terms and conditions contained in Letter Agreement No. 3 hereto, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

             ORIX - ORIX Aviation Systems Limited, whose address is Block 3 Harcourt Center, Harcourt Road, Dublin 2, Ireland.

             Predelivery Payment - any payment made against the Final Contract Price of an Aircraft according to the schedule set forth in Subclause 6.2 of this Agreement.

             Predelivery Payment Reference Price - as defined in Subclause 6.2.4 of this Agreement.

             Product Support Agreements - as referred to in Subclause 17.1.1 of this Agreement.

             Propulsion Systems - a set of either (1) CFM 56-5A-3 engines, (2) IAE V2527-A5 engines, (3) CFM 56-5A-5 engines or (4) IAE V2524-A5 engines, to be installed on an Aircraft or installed on an Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by International Aero Engines or CFM International (as applicable), and a nacelle and thrust reverser for each such powerplant, as applicable.

             Replacement BFE - as defined in Subclause 18.3.3 of this Agreement.

             SCN - as defined in Subclause 3.1 of this Agreement.

             Service Life Policy - as referred to in Subclause 12.2 of this Agreement.

             Specification - as defined in Subclause 2.2 of this Agreement.

             Supplemental Credit - as defined in Subparagraph 7.7.2 of Letter Agreement No. 2 to the Agreement.


                                       1-5

             Technical Publications - as defined in Subclause 14.1 of this Agreement.

             Termination Event - as defined in Clause 21 of this Agreement.

             Third Party - as defined in Paragraph 10 of Letter Agreement No. 3 to this Agreement.

             Tooling Credit - as defined in Subparagraph 7.7.1 of Letter Agreement No. 2 to the Agreement.

             Tooling Equipment - as defined in Subparagraph 7.7.1 of Letter Agreement No. 2 to the Agreement.

             Transaction Security Agreements - as defined in Clause 21.3(b) of this Agreement.

             Upfront Support Package - as defined in Subparagraph 7.2.1 of Letter Agreement No. 2 to the Agreement.

             Upfront Technical Publications - as defined in Subparagraph 7.3 of Letter Agreement No. 2 to the Agreement.

             Upfront Training - as defined in Subparagraph 7.5 of Letter Agreement No. 2 to the Agreement.

             Vendor - each manufacturer (other than the manufacturer of the Propulsion Systems) of a component, equipment, accessory or part installed in an Aircraft at its delivery to the Buyer under this Agreement, or any replacement therefor, other than a Warranted Part, and listed in the Vendor Product Support Agreements manual referred to in Subclause 12.3.1 of this Agreement.

             Vendor Component - as defined in Subclause 12.4.3 of this Agreement.

             Vendor Parts - as defined in Subclause 12.3.1 of this Agreement.

             Warranted Part - as defined in Subclause 12.1.1 of this Agreement.

             Warranty Claim - as defined in Subclause 12.1.6(v) of this Agreement.


                                       1-6

             Working Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

             The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof.

             Technical and trade items not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.


                                       1-7

2 -          SALE AND PURCHASE

2.1          General

             The Seller shall cause to be manufactured and shall sell and deliver, and the Buyer shall buy and take delivery of, the Aircraft subject to the terms and conditions contained in this Agreement.

2.2          Specification

             The Aircraft shall be manufactured in accordance with the A320-200 Standard Specification, Document No. D.000.02000, Issue 3, dated May 4, 1992, including Revision No. 1 dated January 27, 1994, with the maximum take-off weight increased to 75.5 metric tons (the "Standard Specification"). Such Standard Specification, a copy of which is annexed hereto as Exhibit "A-l" to this Agreement, as amended by the estimated change orders set forth in Exhibit "B" hereto is hereinafter referred to as the "Specification." The Specification may be further modified from time to time pursuant to the provisions of Clause 3 below.

2.3          Certification

             Prior to the delivery of the first Aircraft, the Seller shall obtain or cause to be obtained a US FAA Type Certificate (transport category) for the Aircraft pursuant to Part 21 and in compliance with the applicable provisions of Part 25 of the US Federal Aviation Regulations.

             Each Aircraft shall be delivered to the Buyer with the Certificate of Airworthiness for Export issued by the DGAC and in a condition enabling the Buyer (or a person eligible to obtain such certificate under then applicable law) to obtain at the time of delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations. Subject to the other terms of this Agreement, the Seller shall have no obligation, whether before, at or after delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for specific operation on routes unique to the Buyer, except to the extent the specific operational requirements were mutually agreed as part of the Specification.

             Except as set forth in this Subclause 2.3, the Seller shall not be required to obtain any other certificate or approval with respect to the Aircraft.


                                       2-1

3 -          CHANGES

3.1          Specification Change Notices

             The Specification may be amended from time to time by a Specification Change Notice, a written agreement between the parties (each such Specification Change Notice being herein called an "SCN" and being in the form of Exhibit "C" hereto). Each SCN shall set forth in detail the particular changes to be made in the Specification, and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. SCN's shall not be binding on either party until signed by persons duly authorized in writing by the Buyer and the Seller, but upon being so signed shall constitute amendments to this Agreement.

3.2          Development Changes

             The Specification shall also be revised by the Seller without an SCN or the Buyer's consent to incorporate Manufacturer-decided changes that are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay, to ensure compliance with this Agreement, or to comply with any applicable statutory or regulatory requirement and that do not either increase the price, adversely affect the delivery, overall dimensions, guaranteed weight, maintenance requirements or performance of the Aircraft or adversely change the interchangeability or replaceability requirements of the Specification with respect to parts (hereinafter called "Development Changes").

3.3          Requests and Approvals

             In the event that the Buyer files a Request for Change ("RFC") with the Seller and the RFC does not subsequently become an SCN for any reason, such RFC will be cancelled without charge to the Buyer. In the event that the Buyer requests the Seller in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and the Seller agrees to such request and properly initiates or performs work related to such change, but the change is not subsequently made the subject of an SCN for any reason (other than (i) the Seller's unreasonable refusal to sign the SCN or otherwise acting in bad faith or (ii) the Buyer's good faith refusal to sign the SCN due to the cost or lead time thereof, provided such refusal is due to the


                                       3-1
             actual or estimated cost or lead time not having been provided to the Buyer at an earlier date and not having been accepted in writing by the Buyer), the Buyer will pay to the Seller the full cost of design and other work resulting from such request and incurred by the Seller, at the Seller's then existing labor and materials cost. In the event that the Buyer requests the Seller in writing to proceed with a proposed change and such change has been initiated before any requisite approval of such change of the DGAC and FAA has been obtained and subsequently such DGAC or FAA approval is not obtained, any SCN which will have been executed in connection with such proposed change will be deemed cancelled at the Buyer's cost.

3.4          Specification Changes Before Delivery

             If, pursuant to the promulgation of any applicable law or regulation, any change in the Specification has to be made before delivery of any Aircraft to enable the Buyer to obtain a Standard Airworthiness Certificate for such Aircraft referred to in Subclause 2.3, the Seller shall make the required change or modification to the Aircraft. For each such change, the parties shall sign an SCN specifying the effect, if any, of such change on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. If the Seller anticipates that the scheduled delivery of any Aircraft will be postponed by reason of such change, the delivery date of such Aircraft as provided in Subclause 9.1 shall be extended to the extent of such postponement, as set forth in the SCN covering such change.

             The effect on price of such a change shall be borne by the Seller, when such law or regulation is to be complied with before delivery of each relevant Aircraft; except for changes applicable to Propulsion Systems, which will be borne by the party responsible therefor (excluding in all events the Seller) in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the Propulsion Systems.


                                       3-2

3.5          Specification Changes After Delivery

             Subclause 3.4 shall not require the Seller to make any changes or modifications to or to make any payments or take any other action with respect to any Aircraft delivered to the Buyer before any law or regulation referred to in Subclause 3.4 is to be complied with. Any such changes or modifications made to an Aircraft after its delivery to the Buyer shall be at the Buyer's expense.


                                       3-3
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4 -         PRICE

4.1         Base Price of the Aircraft

            The "Base Price" of each Aircraft is the sum of:

            (i)   the Base Price of the Airframe, and

            (ii)  the Base Price of the Propulsion Systems.

4.1.1       Base Price of the Airframe

4.1.1.1 The Base Price of the Airframe shall be the sum of the Base Prices set forth below in (i) and (ii):

            (i) The Base Price of the Standard Airframe, as defined in the Standard Specification set forth in Exhibit "A-l" hereto (excluding Buyer Furnished Equipment, Propulsion Systems and
                  SCNs), at delivery conditions prevailing in January 1995, which is:

                          [***]

            (ii) The Base Price of the estimated change orders to the Standard Specification (SCN estimate) referred to in Exhibit "B" hereto, at delivery conditions prevailing in January 1995, which is estimated at:

                          [***]

4.1.1.2 The Base Price of the Airframe of each Aircraft shall be revised to the actual delivery date of such Aircraft in accordance with Subclause 5.1 hereto.

4.1.2       Base Price of the Propulsion Systems

4.1.2.1     The Base Price of the CFM 56-5A-3 Propulsion Systems is the sum of
            (i), (ii) and (iii) below:

                  (i)   Base Price of the CFM 56-5A-3 Engines

                  The Base Price of a set of two (2) CFM International CFM 56-5A-3 engines and additional standard equipment at delivery conditions prevailing in January 1995, which is:

                                         4-1

                        [***]

                  Said Base Price has been calculated with reference to the Reference Price indicated by CFM International of [***] in accordance with economic conditions prevailing in October 1985.

                  Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the CFM International Price Revision Formula set forth in Exhibit "H-1" of this Agreement.

            (ii)  Base Price of Nacelles and Thrust Reversers

                  The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the CFM 56-5A-3 Propulsion Systems at delivery conditions prevailing in January 1995, which is:

                        [***]

                  Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit "G" of this Agreement.

            (iii) Base Price of the Engine Configuration Option

                  The Base Price of the configuration option for the CFM 56-5A-3 Propulsion Systems at delivery conditions prevailing in January 1995, which is:

                        [***]

                                         4-2

                  Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit "G" of this Agreement.

4.1.2.2     The Base Price of the IAE V2527-A5 Propulsion Systems is the sum of
            (i) and (ii) below:

            (i)   Base Price of the IAE Propulsion Systems

                  The Base Price of a set of two (2) IAE V2527-A5 Propulsion Systems, including related equipment, nacelles and thrust reversers, at delivery conditions prevailing in January 1995 is:

                        [***]

                  Said Base Price has been calculated with reference to the Reference Price indicated by International Aero Engines of [***] in accordance with theoretical economic conditions prevailing in March 1988.

                  Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the IAE Price Revision Formula set forth in Exhibit "I-1" of this Agreement.

            (ii)  Base Price of the Engine Configuration Option

                  The Base Price of the configuration option for the IAE V2527-A5 Propulsion Systems at delivery conditions prevailing in January 1995 is:

                        [***]


                                       4-3

                  Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit "G" of this Agreement.

4.2         Final Contract Price

            The Final Contract Price of an Aircraft shall be the sum of:

            (i) the Base Price of the Airframe constituting a part of such Aircraft, together with the Base Price of the engine configuration option and the Base Price of nacelles and thrust reversers (when applicable), as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

            (ii)  the price (as of delivery conditions prevailing in January
                  1995) of any SCNs constituting a part of such Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Agreement, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

            (iii) the Reference Price of the installed Propulsion Systems
                  (excluding the engine configuration option and the nacelles and thrust reversers, when applicable), constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.2 of this Agreement; and

            (iv) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

4.3         Validity of Propulsion Systems Prices

            It is understood that the prices cited above and the price revision formulas referred to in Clause 5 concerning the Propulsion Systems and related equipment are based on information received from the Propulsion Systems manufacturers and remain subject to any modifications that might be communicated by said Propulsion Systems manufacturers to the Seller, the Manufacturer and the Buyer.


                                       4-4
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4.4         Taxes, Duties and Imposts

4.4.1 The Seller shall bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are
            (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected by the Republic of France under laws promulgated and enforceable in the Republic of France.

4.4.2 The Buyer shall bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are
            (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer or (iii) imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in countries other than the Republic of France under laws promulgated and enforceable in the Republic of France.

4.4.3 The Seller shall in its own name do all things necessary with respect to the exportation of the Aircraft from France and shall pay any customs duties, taxes and fees required to be paid with respect to such exportation of the Aircraft.

4.4.4 The Buyer shall in its own name do all things necessary with respect to the importation of the Aircraft into any country or jurisdiction and shall pay any customs duties, taxes and fees required to be paid with respect to such importation of the Aircraft.


                                       4-5

5 -         PRICE REVISION

5.1         Airframe Price Revision Formula

            The Base Price of the Airframe of each Aircraft, together with the Base Price of the engine configuration option and the Base Price of nacelles and thrust reversers (when applicable), shall be revised in accordance with the revision formula set forth in Exhibit "G" hereto to the month of delivery of such Aircraft.

5.2         Propulsion Systems Price Revision Formula

            The Base Price of the Propulsion Systems (excluding the engine configuration option and the nacelles and thrust reversers, when applicable) shall be revised to the month of delivery of the Aircraft on which the Propulsion Systems are installed in accordance with the revision formula set forth in Exhibit "H" or Exhibit "I" (as applicable) hereto.


                                         5-1

6 -         PAYMENT TERMS

6.1 Unless set forth to the contrary in Letter Agreement No. 4 to the Agreement, the Buyer shall pay all sums due hereunder in immediately available funds in United States dollars by credit to Credit Lyonnais, New York Branch, for transfer by the Seller to Credit Lyonnais to the Seller's account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account as the Seller shall designate by notice to the Buyer.

6.2         Predelivery Payments

6.2.1 Predelivery Payments shall be paid by the Buyer to the Seller for each Aircraft and will, in the aggregate, amount to (i) [***] of the Predelivery Payment Reference Price defined in Subclause 6.2.4 below for each of the Firm Aircraft and (ii) [***] of the Predelivery Payment Reference Price defined in Subclause 6.2.4 below for each of the Option Aircraft.

6.2.2 Predelivery Payments for each of the Firm Aircraft shall be paid according to the following schedule:

                                                          Percentage of
                                                          Predelivery
                                                          Payment
                                                          Reference Price
                                                          ---------------

            -  first payment, received
               on signature of the LOI                        [***]

            -  second payment, no later than
               [***]                                          [***]

            -  third payment, no later than
               [***]                                          [***]

            -  fourth payment, no later than
               [***]                                          [***]

            -  fifth payment, 18 months
               prior to delivery                              [***]

            -  sixth payment, 15 months
               prior to delivery                              [***]

            -  seventh payment, 12 months
               prior to delivery                              [***]


                                       6-1

            -  eighth payment, 6 months
               prior to delivery                              [***]

            -  ninth payment, 3 months
               prior to delivery                              [***]

            TOTAL PAYMENT PRIOR TO DELIVERY                   [***]

            The balance of the Final Contract Price shall be paid to the Seller at delivery of each of the Firm Aircraft.

6.2.3 Predelivery Payments for each of the Option Aircraft shall be paid according to the following schedule:

                                                        Percentage of
                                                        Predelivery Payment
                                                        Reference Price (or
                                                        USD)

            -  first payment, received
               on signature of the LOI                          [***]

            -  second payment, no later than
               [***]                                            [***]

            -  third payment, no later than
               [***]                                            [***]

            -  fourth payment, upon Option
               Aircraft exercise but not later
               than 24 months prior to delivery                 [***]

            -  fifth payment, 18 months prior
               to delivery                                      [***]

            -  sixth payment, 15 months prior
               to delivery                                      [***]

            -  seventh payment, 12 months prior
               to delivery                                      [***]

            -  eighth payment, 6 months prior
               to delivery                                      [***]

            -  ninth payment, 3 months prior
               to delivery                                      [***]

            TOTAL PAYMENT PRIOR TO DELIVERY                     [***]

                                         6-2

            The balance of the Final Contract Price shall be paid to the Seller at delivery of each of the Option Aircraft.

6.2.4       The Predelivery Payment Reference Price is defined as:

            A =     Pb (1 + 0.05 N)

            where

            A = the Predelivery Payment Reference Price for Aircraft scheduled to be delivered in calendar year T pursuant to this Agreement.

            Pb = the Base Price of the Aircraft as defined in Clause 4 above.

            N =        (T - 1995).

            T = the scheduled year of delivery of the relevant Aircraft pursuant to this Agreement.

6.3         Payment of Final Contract Price

            Concurrently with the delivery of each Aircraft, the Buyer shall pay to the Seller the Final Contract Price thereof, less the total amount of the Predelivery Payments theretofore received by the Seller in cash for such Aircraft under Subclause 6.2 above. The Seller's receipt of the full amount of all Predelivery Payments and of the Final Contract Price, less all applicable credits, shall be a condition precedent to the Seller's obligation to deliver such Aircraft.

6.4         Payment of Other Amounts

6.4.1 Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Subclauses 6.2 and 6.3 above shall be paid by the Buyer concurrently with the delivery of the corresponding Aircraft or, if invoiced after delivery of such Aircraft, within one (1) month after the invoice date.

6.4.2 Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under the Agreement or under any other agreement and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately


                                       6-3
            available funds on the date due, then the Seller shall have the right to debit and apply, in whole or in part, the unused amount of any credit made available by the Seller to the Buyer against such unpaid amount. The Seller shall promptly notify the Buyer in writing before such debiting and application.

6.5         Overdue Payments

            If any payment due the Seller is not received by the Seller on the date or dates as agreed upon between the Buyer and the Seller, the Seller shall have the right to claim from the Buyer and the Buyer shall promptly pay to the Seller upon receipt of such claim interest at the rate of LIBOR for six-month deposits of US dollars plus three hundred (300) basis points on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller's right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.

6.6         Refund of Predelivery Payments

            The Buyer shall have no right to any refund of any deposit or Predelivery Payment received by the Seller, except as provided under Clauses 10 and 11 of this Agreement.

6.7         Proprietary Interest

            The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Agreement.

6.8         Tender of Delivery

            In addition to any other rights and remedies available to the Seller, the Seller shall not be obligated to tender delivery of any Aircraft for which the Buyer has not paid all Predelivery Payments to the Buyer and shall have no further liability to the Buyer with respect thereto, if the Buyer fails to make any Predelivery Payment due pursuant to or generally is in default under this Agreement.


                                       6-4

6.9         Payment in Full

            The Buyer's obligation to make payments to the Seller hereunder shall not be affected by and shall be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments shall be made without deduction of any kind. The Buyer shall ensure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due the Seller hereunder, without deduction on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature imposed on the Buyer, except that if the Buyer is compelled by law to make any such deduction the Buyer shall pay such additional amounts as may be necessary so that the net amount received by the Seller after such deduction shall equal the amounts that would have been received in the absence of such deduction.


                                      6-5

7 -         PLANT REPRESENTATIVES - INSPECTION

7.1         Inspection Procedures

7.1.1 All work to be carried out on the Aircraft and all materials and parts thereof shall at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors, and such representatives shall, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors shall be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof shall take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections shall be agreed upon with the Buyer prior to any inspection.

7.1.2 For the purposes of Subclause 7.1.1 above and commencing with the date of this Agreement until the delivery of the last Aircraft, the Seller shall furnish free-of-charge adequate secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to Aerospatiale's works in Toulouse, France, for the use of not more than four (4) representatives of the Buyer during the aforementioned period. The Seller shall provide telecommunications facilities at the Buyer's cost to be invoiced on a monthly basis.

7.1.3 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by the Buyer and its said representatives shall be performed in such manner as not to delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event shall the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.


                                       7-1

7.2         INDEMNITY

            THE SELLER SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO OR DEATH OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS OR INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7) CAUSED BY THE BUYER OR ITS REPRESENTATIVES AND (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES) CAUSED BY THE BUYER OR ITS REPRESENTATIVES, IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7. THIS INDEMNITY OF THE SELLER SHALL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER'S SAID REPRESENTATIVES.

            THE BUYER SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES OR (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES. WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER SHALL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE SELLER'S NEGLIGENCE OR WILLFUL MISCONDUCT.

            IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE INDEMNITEES) FOR DAMAGES FOR DEATH OR INJURY, OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 7.2, THE FORMER (INDEMNITEE) SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR SHALL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND SHALL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT WHICH FINALLY EXTINGUISHES SUCH CLAIM AS AGAINST THE INDEMNITEE, AND THE INDEMNITOR AGREES TO INDEMNIFY AND HOLD THE INDEMNITEE HARMLESS FROM ANY LOSSES, LIABILITIES, OR EXPENSES BY REASON OF SUCH SETTLEMENT. IN THE EVENT THAT THE INDEMNITOR FAILS TO ASSUME AND CONDUCT THE DEFENSE OF


                                       7-2

            THE CLAIM OR LAWSUIT WHEN IT WAS OBLIGATED TO DO SO, THEN THE INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND SHALL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. IF THE INDEMNITEE BELIEVES IT HAS A DEFENSE TO THE CLAIM OR LAWSUIT AND THE INDEMNITOR HAS NOT RAISED SUCH DEFENSE, THE INDEMNITEE MAY SUGGEST SUCH DEFENSE TO THE INDEMNITOR AND THE INDEMNITOR SHALL THEN CONSIDER SUCH DEFENSE IN GOOD FAITH. FOR THE PURPOSE OF THIS SUBCLAUSE 7.2, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES SHALL BE DEEMED TO BE A LAWSUIT AGAINST THE SELLER.


                                       7-3

8 -         BUYER'S ACCEPTANCE

8.1         Acceptance Procedures

8.1.1 The Seller or any Affiliate thereof acting as the Seller's designee shall give to the Buyer not less than thirty (30) days' notice of the proposed time when the Buyer's acceptance tests will be conducted, and, in the event that the Buyer elects to attend the said tests, the Buyer will cooperate in complying with the reasonable requirements of the Seller with the intention of completing all tests within five (5) Working Days after commencement. The tests shall take place at Aerospatiale's works near Toulouse, France (or at such other facilities of the Associated Contractors or any affiliates thereof as the Seller may specify) and shall be carried out by the personnel of the Manufacturer (accompanied, if the Buyer so wishes, by representatives of the Buyer up to a total of four (4) acting as observers, of whom not more than two (2) shall have access to the cockpit at any one time). During flight tests, these representatives shall comply with the instructions of the Manufacturer's representatives. The Manufacturer will not normally be required in the course of such acceptance tests to fly any of the Aircraft for more than an aggregate of three (3) hours.

8.1.2 The Seller will cause ASC, at no cost to the Buyer, to brief two (2) pilots and provide one (1) free-of-charge four-hour (4-hour) simulator session for each such two (2) pilots prior to acceptance of the first Aircraft. This briefing shall provide specific information related to acceptance flights.

8.1.3 The acceptance tests shall demonstrate the satisfactory functioning of the Aircraft. The successful completion of such acceptance tests in accordance with the Manufacturer's aircraft acceptance procedure shall also be deemed to demonstrate compliance with the Specification. In the event that the Buyer does not attend the tests or fails to so cooperate, the Seller may complete them in the absence of the Buyer, whereupon the Buyer shall be deemed to have accepted the tests, if such tests are reasonably deemed satisfactory by the Seller, and the Seller shall furnish such data with respect to such tests as the Buyer may reasonably request.


                                         8-1

8.1.4 If the acceptance tests for an Aircraft are not successfully completed or there is a defect, the Buyer, within three (3) days after such tests, shall give notice to the Seller specifying such unsuccessful completion or defect. Thereafter the Seller shall, at its cost, without hindrance from the Buyer, carry out any necessary changes and, as soon as practicable thereafter, to resubmit the Aircraft for new acceptance tests to demonstrate the elimination of the defect, such tests to be held and carried out in accordance with this Subclause 8.1.

8.2         Seller's Use of Aircraft

            The Seller shall be entitled to use, without compensation to the Buyer or other liability, each Aircraft prior to its delivery as may be necessary to obtain the certificates required under Clause 2 hereof, and such use shall not affect the Buyer's obligation to accept delivery of any Aircraft hereunder.

8.3         Certificate of Acceptance

            When the Aircraft is "ready for delivery" as defined below in Subclause 9.2, the Buyer will forthwith give to the Seller a signed Certificate of Acceptance in the form attached as Exhibit "E" in respect of the relevant Aircraft. Should the Buyer fail to so deliver the said Certificate when conditions relating thereto have been satisfied, then the Buyer shall be deemed to be in default as though it had without warrant rejected delivery of such Aircraft when duly tendered to it hereunder and shall thereafter bear all costs and expenses resulting from such delay in delivery.

8.4         Finality of Acceptance

            The Buyer's acceptance of delivery of each Aircraft shall be evidenced by the Buyer's execution and delivery to the Seller of the Certificate of Acceptance in the form attached to this Agreement as Exhibit "E" and shall occur when the Aircraft is "ready for delivery" as required by Subclauses 8.3 and 9.2 hereof. The Buyer's execution of the Certificate of Acceptance and the Buyer's acceptance of the Aircraft shall constitute a waiver of the Buyer's right to revoke such acceptance of the Aircraft for any reason, whether known or unknown at the time of acceptance, provided, however, that the Buyer's execution of the Certificate of Acceptance shall not constitute a waiver of any of the Buyer's rights or remedies in the enforcement of any and all of the Seller's obligations under this Agreement.


                                      8-2

8.5         INDEMNITY

            THE SELLER SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8) CAUSED BY THE BUYER OR ITS REPRESENTATIVES AND (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES) CAUSED BY THE BUYER OR ITS REPRESENTATIVES, IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE
            8. THIS INDEMNITY OF THE SELLER SHALL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER'S SAID REPRESENTATIVES.

            THE BUYER SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES OR (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES. WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER SHALL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE SELLER'S NEGLIGENCE OR WILLFUL MISCONDUCT.

            IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE INDEMNITEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 8.5, THE FORMER (INDEMNITEE) SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR SHALL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND SHALL EFFECT ANY SETTLEMENT WHICH FINALLY EXTINGUISHES SUCH CLAIM AS AGAINST THE INDEMNITEE, AND THE INDEMNITOR AGREES TO INDEMNIFY AND HOLD THE INDEMNITEE HARMLESS FROM ANY LOSSES, LIABILITIES, OR EXPENSES BY REASON OF SUCH SETTLEMENT. IN THE EVENT THAT THE INDEMNITOR FAILS TO ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT


                                         8-3

            WHEN IT WAS OBLIGATED TO DO SO, THEN THE INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND SHALL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. IF THE INDEMNITEE BELIEVES IT HAS A DEFENSE TO THE CLAIM OR LAWSUIT AND THE INDEMNITOR HAS NOT RAISED SUCH DEFENSE, THE INDEMNITEE MAY SUGGEST SUCH DEFENSE TO THE INDEMNITOR AND THE INDEMNITOR SHALL THEN CONSIDER SUCH DEFENSE IN GOOD FAITH. FOR THE PURPOSE OF THIS SUBCLAUSE 8.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES SHALL BE DEEMED TO BE A LAWSUIT AGAINST THE SELLER.


                                         8-4

9 -         DELIVERY

9.1         Delivery Schedule

            Subject to the provisions of this Agreement, the Seller shall have the Aircraft ready for delivery at Aerospatiale's works near Toulouse, France, and the Buyer shall accept the same, during the months set forth below:

            Firm Aircraft                 Delivery Date

            No.   1:                      December     1998
            No.   2:                      January      1999
            No.   3:                      February     1999
            No.   4:                      December     1999

            Not later than thirty (30) days prior to the date scheduled for acceptance tests for a particular Aircraft, the Seller shall give the Buyer notice of the anticipated date on which such Aircraft will be ready for delivery. Not later than fifteen (15) days prior to such date notified to the Buyer, the Seller shall (i) confirm to the Buyer that such anticipated delivery date is firm or (ii) in the event the Seller cannot confirm such date as being firm, confirm a new date, which shall be no more than two (2) Working Days in France before or after the originally scheduled date.

9.2         Certificate of Airworthiness

            Each Aircraft shall for the purpose of this Agreement be deemed to be "ready for delivery" upon the satisfactory completion of its acceptance tests and the issuance of a DGAC Certificate of Airworthiness for Export in the "Transport Category" with respect thereto and the compliance by the Seller with the other obligations to be performed by it under Subclause 2.3 hereof.

9.3         Title

            Title to and risk of loss of and damage to the Aircraft shall pass to the Buyer upon delivery following execution of the Certificate of Acceptance and upon payment of the Final Contract Price for such Aircraft. The Seller will provide the Buyer with such appropriate documents of title or other documents as the Buyer may reasonably request.


                                         9-1

9.4         Overdue Payment or Flyaway

            In the event that:

            (i) the delivery of the Aircraft and payment of the Final Contract Price for the Aircraft is delayed more than five (5) days after the firm delivery date established pursuant to Subclause
                  9.1 due to any act or omission by the Buyer, or

            (ii) within two (2) days after delivery of the Aircraft, in accordance with this Agreement, the Buyer has failed to remove such Aircraft for whatever reason (except for reasons directly attributable to the Seller), then the Buyer shall on demand reimburse the Seller for all reasonable costs and expenses (including, without limitation, costs and expenses attributable to storage, preservation and protection, insurance and taxes) sustained by the Seller and resulting from any such delay or failure. Such reimbursement will be in addition to any other rights that the Seller may have under this Agreement as a result of any such delay or failure.

9.5         Flyaway Expenses

            Except for expenses to be borne by the Seller as provided in Subclause 4.4 of or elsewhere in this Agreement, all expenses of and in connection with flyaway from Aerospatiale's works shall be borne by the Buyer.


                                         9-2

10 -        EXCUSABLE DELAY

10.1        Scope

            Neither the Seller nor the Manufacturer shall be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver the Aircraft or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control or not occasioned primarily by the Seller's, the Manufacturer's or any Associated Contractor's fault or negligence ("Excusable Delay"), including, but not limited to: acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act impacting directly or indirectly the performance of the Seller's obligations under this Agreement (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work, provided such strikes or labor troubles are beyond the Seller's and the Manufacturer's reasonable control or not occasioned by the Seller's or the Manufacturer's fault or negligence; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Vendor (except where such a failure is caused by the fault or negligence of the Seller or the Manufacturer) to furnish materials, components, accessories, equipment or parts.

            It is expressly understood and agreed that each of (i) any delay caused directly or indirectly by the action or inaction of the Buyer, and (ii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment, shall constitute Excusable Delay for the Seller. The Seller shall as soon as practicable after becoming aware of any delay falling


                                        10-1
            within the provisions of this Subclause 10.1 (i) notify the Buyer of such delay, of the probable extent thereof, and that such delay is an anticipated delay such notification by the Seller to be a condition precedent to the applicability of the provisions of this Clause 10 and (ii) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay, resume the performance of those obligations affected under this Agreement.

10.2        Unanticipated Delay

            In the event that the delivery of any Aircraft shall be delayed by reason of an Excusable Delay for a period of more than six (6) months after the end of the calendar month in which delivery is otherwise required hereunder, the Buyer shall be entitled to terminate this Agreement with respect only to the Aircraft so affected upon notice given to the Seller within thirty (30) days after the expiration of such six (6) month period. In the event such delay shall continue for an additional six (6) month period after the expiration of such six (6) month period, either party shall have the option to terminate this Agreement with respect to the Aircraft so affected upon notice given to the other within thirty (30) days after the end of such additional six (6) month period. Such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that the Seller shall repay to the Buyer an amount equal to the entire amount of any Predelivery Payments received from the Buyer in cash hereunder with respect to such affected Aircraft, with interest at LIBOR for six-month deposits of US dollars plus fifty (50) basis points to be calculated from (and including) the due date of such Predelivery Payment to (but excluding) the date payment is received by the Buyer.

10.3        Anticipated Delay

            In respect of any Aircraft, the Seller may conclude that Excusable Delays will (i) cause delay in delivery of such Aircraft for a period of more than six (6) months after the end of the calendar month in which delivery is otherwise required or (ii) prevent delivery of such Aircraft. In such event, in good faith and in accordance with its normal scheduling procedures, the Seller will give notice to the Buyer of either (i) such delay and its related rescheduling reflecting such delay(s) or (ii) such nondelivery. Within thirty (30) days after the Buyer's receipt of such notice, either party may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving notice to the other party. Such termination shall discharge


                                      10-2
            all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that the Seller shall repay to the Buyer an amount equal to the entire amount of any Predelivery Payment received from the Buyer in cash hereunder with respect to such affected Aircraft, with interest at LIBOR for six-month deposits of US dollars plus fifty (50) basis points to be calculated from (and including) the due date of such Predelivery Payment to (but excluding) the date payment is received by the Buyer.

10.4        Delivery Date

            If, following notice of an anticipated delay under Subclause 10.3, this Agreement is not terminated in accordance with the provisions of such Subclause (with respect to the affected Aircraft), then the date of delivery otherwise required hereunder shall be extended by a period equal to the delay specified in such notice.

10.5        Lost Destroyed or Damaged Aircraft

            If, any Aircraft is lost, destroyed or damaged beyond economic repair prior to delivery thereof, then this Agreement shall be terminated with respect to such Aircraft and the obligations and liabilities of the parties hereunder with respect to such Aircraft shall be discharged. The Seller shall repay to the Buyer an amount equal to the entire amount of any Predelivery Payments (without interest) received from the Buyer in cash hereunder with respect to any such Aircraft that is lost, destroyed or damaged beyond economic repair.

10.6        REMEDIES

            OTHER THAN AS EXPRESSLY PROVIDED FOR ELSEWHERE IN THIS AGREEMENT, THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR EXCUSABLE DELAYS, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT OF SUCH EXCUSABLE DELAY. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE EXCUSABLE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER OR ITS REPRESENTATIVES.


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

11 -        INEXCUSABLE DELAY

11.1        Liquidated Damages

            Should an Aircraft not be ready for delivery to the Buyer within thirty (30) days after the month of delivery specified in this Agreement (as such month may otherwise be changed pursuant to this Agreement) for reasons other than an Excusable Delay, the Buyer shall, in respect of any subsequent delay in delivery of such Aircraft, have the right to claim and the Seller shall in respect of any subsequent delay, pay or credit to the Buyer, at the Buyer's option, as liquidated damages for the delay in delivery of such Aircraft [***] for each day of subsequent delay in the delivery until the effective date of the written notice of termination referred to in Subclause 11.4 or 11.5 plus any amount referred to in Subclause 11.4 or 11.5.

11.2        Total Liability

            Notwithstanding Subclause 11.1, the total liability of the Seller under this Clause 11 and this Agreement with respect to each Aircraft shall in no event exceed the total sum of US $1,350,000 (US dollars--one million three hundred fifty thousand) plus any amount referred to in Subclause 11.4 or 11.5.

11.3        Written Claim

            The Buyer's right to recover such damages in respect of an Aircraft is conditional upon the Buyer's written notice to the Seller that it intends to enforce the terms of this Clause 11. Such notice shall be due no later than sixty (60) days after the date when such Aircraft was scheduled to have been ready for delivery.

11.4        Six-Month Delay

            In the event that such subsequent delay in delivery exceeds six (6) months, the Buyer shall have the further right (in addition to the damages and rights set forth above in Subclause 11.1 of this Agreement), exercisable by written notice to the Seller given no less than one (1) month and no more than two (2) months after such six (6) month period, to terminate this Agreement in respect only of the Aircraft that is the subject of such delay, whereupon the Seller shall pay the Buyer, within one (1) month after receipt of such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in cash in relation to


                                        11-1
            such Aircraft, with interest at LIBOR for six-month deposits of US dollars plus three hundred (300) basis points to be calculated from (and including) the due date of such Predelivery Payment to (but excluding) the date payment is received by the Buyer. Such payment shall be in addition to any amount due pursuant to Subclause 11.1 above.

11.5        Twelve-Month Delay

            In the event that such subsequent delay in delivery exceeds twelve
            (12) months, the Seller shall have the right, exercisable by written notice to the Buyer given no less than one (1) month and no more than two (2) months after such twelve (12) month period, to terminate this Agreement in respect only of the Aircraft that is subject to such delay, whereupon the Seller shall pay the Buyer, within one (1) month after such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in cash in relation to such Aircraft, with interest at LIBOR for six-month deposits of US dollars plus three hundred (300) basis points to be calculated from (and including) the due date of such Predelivery Payment to (but excluding) the date payment is received by the Buyer. Such payment shall be in addition to any amount due pursuant to Subclause 11.1 above.

11.6        Setoff Payments

            If the Buyer terminates the Agreement pursuant to this Clause 11, and is entitled to the return of Predelivery Payments as set forth in Subclause 11.4 or 11.5, and notwithstanding anything to the contrary contained herein, the Seller shall have the right to apply any and all Predelivery Payments previously paid by the Buyer to the Seller with respect to an Aircraft first to the payment of any other amounts owing from the Buyer to the Seller or any affiliate thereof under any agreement between them, including any amount the Buyer owes the Seller under the Financial Matters Agreement dated the date hereof between the Buyer and the Seller.

11.7        REMEDIES

            OTHER THAN AS EXPRESSLY PROVIDED FOR ELSEWHERE IN THIS AGREEMENT, THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR INEXCUSABLE DELAYS, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT OF SUCH


                                        11-2

            INEXCUSABLE DELAY. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE INEXCUSABLE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER OR ITS
            REPRESENTATIVES.


                                        11-3

12 -        WARRANTIES AND SERVICE LIFE POLICY

12.1        STANDARD WARRANTY

12.1.1      Nature of warranty

12.1.2      Exceptions

12.1.3      Warranty Periods

12.1.4      Buyer's Remedy and Seller's Obligation

12.1.5      Warranty Claim Requirements

12.1.6      Warranty Administration

12.1.7      Inhouse Warranty

12.1.8      Standard Warranty Transferability

12.1.9      Warranty for Corrected, Replacement or Repaired Warranted Parts

12.1.10     Good Airline Operation - Normal Wear and Tear

12.2        SELLER SERVICE LIFE POLICY

12.2.1      Definitions

12.2.2      Periods and Seller's Undertakings

12.2.3      Seller's Participation in the Cost

12.2.4      General Conditions and Limitations

12.2.5      Transferability

12.3        VENDOR WARRANTIES

12.3.1      Seller's Support

12.3.2      Vendor's Default


                                        12-1

12.4        INTERFACE COMMITMENT

12.4.1      Interface Problem

12.4.2      Seller's Responsibility

12.4.3      Vendor's Responsibility

12.4.4      Joint Responsibility

12.4.5      General

12.5        EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

12.6        DUPLICATE REMEDIES

12.7        NEGOTIATED AGREEMENT


                                        12-2

12 -        WARRANTIES AND SERVICE LIFE POLICY

            The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) all as hereinafter set out. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "Buyer" as aforesaid under the said Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

12.1        STANDARD WARRANTY

12.1.1      Nature of Warranty

            Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part (as defined hereinafter) shall at the time of delivery to the Buyer:

            (i)   be free from defects in material,

            (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

            (iii) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and


                                        12-3

            (iv) be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims (unless there is material failure to conform to such estimates or approximations or design aims).

            For the purposes of this Agreement, the term "Warranted Part" shall mean any Seller proprietary component, equipment, accessory or part that is part of an Aircraft at the time of delivery of such Aircraft and that (a) is manufactured to the detail design of the Seller or a subcontractor of it and (b) bears a part number of the Seller at the time of such delivery.

12.1.2      Exceptions

            The warranties set forth in Subclause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the engine and its associated parts, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

            (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii)

            (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items shall constitute a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

            For the purposes of Subclauses 12.1.2(i) and (ii) only, a Buyer Furnished Equipment item that is the subject of a defect, as described in such Subclauses, shall be deemed a Warranted Part and be covered by the warranty set forth in either Subclause 12.1.1(ii) or 12.1.1(iii), as applicable.


                                      12-4

12.1.3      Warranty Periods

            The warranties contained in Subclauses 12.1.1 and 12.1.2 hereinabove shall be limited as follows:

            (i)   with respect to defects covered by Subclauses 12.1.1(i) and
                  (ii) and 12.1.2(i), to those defects that become apparent within [***] (whichever shall first occur) after delivery of the affected Aircraft, provided, however, that for any Warranted Part that has not been scheduled for inspection by the Buyer under its maintenance program approved by its airworthiness authority prior to the expiration of such [***], such warranties shall be extended to cover those defects that become apparent before completion of the first applicable inspection thereafter or within [***] after delivery of the affected Aircraft (whichever shall first occur); and

            (ii)  with respect to defects covered by Subclauses 12.1(iii) and
                  (iv) and 12.1.2(ii), to those defects that become apparent within eighteen (18) months after delivery of the affected Aircraft or, in the case of a Warranted Part, the Aircraft in which the defective item was initially installed.

12.1.4      Buyer's Remedy and Seller's Obligation

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Subclauses 12.1.1 and 12.1.2 hereinabove are limited to the repair, replacement or correction, at the Seller's sole expense and option, of any defective Warranted Part, and, if necessary, to bear the cost of any temporary replacement while any such Warranted Part is not useable by the Buyer. Alternatively, the Seller may at its option furnish a credit to the Buyer for the future purchase of Material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Should the Buyer have an outstanding credit in its favor at such time as the Buyer no longer needs to purchase goods and services from the Seller or its Affiliates, then, upon the Buyer's written request, the Seller will pay the Buyer in cash an amount equal to


                                        12-5
            the amount of the then outstanding credit. Nothing herein contained shall obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no adverse effect on the use, operation or performance of an Aircraft.

12.1.4.2 In the event a defect covered by Subclause 12.1.1(iii) becomes apparent within the applicable period set forth in Subclause 12.1.3(ii) and the Seller is obligated to correct such defect, the Seller shall also, if so requested by the Buyer in writing, make such correction in any Aircraft that has not already been delivered to the Buyer; provided, however, that the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction where the Seller has given the Buyer notice of the anticipated delay. Further, rather than accept a delay in delivery of any such Aircraft, the Buyer may elect to accept delivery of such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft. It is understood that nothing in this Subclause 12.1.4.2 will be deemed to contravene the obligations of the Seller under the provisions of Subclause 2.3 of this Agreement.

12.1.5      Warranty Claim Requirements

            The Buyer's remedy and the Seller's obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

            (i) the existence of a defect covered by the provisions of this Subclause 12.1,

            (ii) the defect's having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3,

            (iii) the Buyer's having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Subclause 12.1, and that such defect did not result from any


                                        12-6
                  failure of the Buyer to operate the Aircraft in accordance with the applicable approved data, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in Subclause 12.1.10,

            (iv) the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities in the United States as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

            (v) the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause 12.1.6 below.

12.1.6      Warranty Administration

            The warranties set forth in Subclause 12.1 shall be administered as hereinafter provided:

            (i)   Claim Determination

                  Warranty Claim determination by the Seller will be reasonably based upon the claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

            (ii)  Transportation Costs

                  Transportation costs associated with the sending of a defective Warranted Part to the facilities designated by the Seller shall be borne by the Buyer and for the return therefrom of a repaired or replacement Warranted Part shall be borne by the Seller.

            (iii) Return of an Aircraft

                  In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the


                                        12-7
                  right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities shall be at the Seller's expense.

            (iv)  On-Aircraft Work by the Seller

                  In the event that a defect necessitates the dispatch by the Seller of a working team to repair or correct such defect at the Buyer's facilities, or in the event that the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then all related expenses other than direct costs incurred in performing such repair or correction shall be borne by the Seller.

                  Any work performed by the Seller to rectify defects, which if performed by the Buyer would not be eligible for a warranty credit under the terms of Subclause 12.1.7(v), shall be at the Buyer's expense. The rate charged by the Seller for any such services shall not exceed the rate charged by the Seller to other commercial airline customers of the Seller during substantially the same time period.

            (v)   Warranty Claim Substantiation

                  For each claim under this Subclause 12.1, within ninety (90) days after a defect becomes apparent, the Buyer will give written notice to the Seller that contains at least the following data with respect to a part or Aircraft, as applicable ("Warranty Claim"):

                  (a)   description of defect and action taken, if any,

                  (b)   date of incident and/or of removal,

                  (c)   description of the defective part,

                  (d)   part number,

                  (e)   serial number (if applicable),

                  (f) position on Aircraft, according to Catalog Sequence Number (CSN) of the


                                      12-8

                        Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in Clause 14 and Exhibit "F" thereto) as applicable,

                  (g) total flying hours or calendar times, as applicable, at the date of appearance of a defect,

                  (h) time since last shop visit at the date of defect appearance,

                  (i) Manufacturer's serial number of the Aircraft and/or its registration number,

                  (j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

                  (k)   claim number,

                  (l)   date of claim, and

                  (m)   date of delivery of an Aircraft or part to the Buyer.

                  Claims are to be addressed as follows:

                  Airbus Industrie
                  Support Division
                  Warranty Administration
                  Rond-Point Maurice Bellonte
                  F-31707 Blagnac
                  FRANCE

            (vi)  Replacements

                  Replacements made pursuant to this Subclause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price List. Replaced components, equipment, accessories or parts shall become the Seller's property.

                  Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that
                  (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has


                                        12-9
                  title, the Seller shall have such responsibility therefor as is chargeable by law to a bailee for hire, and, in addition, the responsibility to insure the Buyer against direct damages for loss of such returned Aircraft, component, accessory, equipment or part to which the Buyer has title, but the Seller shall not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part shall pass to the Buyer.

            (vii) Rejection

                  The Seller shall provide reasonable written substantiation in case of rejection of a claim. In such event the Buyer shall pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of such claim, provided, however, that the Seller shall not invoice the Buyer for such charges for amounts less than $500 (US dollars--five hundred) per Warranty Claim. Such charges will be based on the Seller's then current labor and materials cost. Transportation, insurance, and any other costs associated with the sending of any Warranted Part or any other item, equipment, component or part for which the Buyer's warranty claim is properly rejected by the Seller shall be borne by the Buyer.

            (viii) Inspection

                  The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1.


                                      12-10

12.1.7      Inhouse Warranty

            (i)   Authorization

                  The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause 12.1.7 ("Inhouse Warranty"). The Buyer shall notify the Seller's representative of its decision to perform any inhouse repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer shall notify the Seller of the inhouse repair as soon as reasonably practicable.

            (ii)  Conditions of Authorization

                  The Buyer shall be entitled to repair such Warranted Parts:

                  (a) only if adequate facilities and qualified personnel, as approved by the FAA, are available to the Buyer,

                  (b) in accordance with the Seller's written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

                  (c) only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Subclause 12.1.10.

            (iii) Seller's Rights

                  The Seller shall have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(ii), if, in the judgment of the Seller, the nature of the defect requires technical investigation.

                  The Seller shall further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, at the Seller's cost.


                                      12-11

            (iv)  Inhouse Warranty Claim Substantiation

                  Claims for Inhouse Warranty credit shall be filed within the time period set forth in and shall contain the same information required in Warranty Claims under Subclause 12.1.6(v) and in addition shall include:

                  (a) a report of technical findings with respect to the defect,

                  (b)   for parts required to remedy the defect:

                        - part numbers,

                        - serial numbers (if applicable),

                        - description of the parts,

                        - quantity of parts,

                        - unit price of parts,

                        - total price of parts,

                        - related Seller's or third party's invoices (if
                          applicable),

                  (c)   detailed number of labor hours,

                  (d) agreed Inhouse Warranty Labor Rate (defined below in Subclause 12.1.7(v)(a)), and

                  (e)   total claim value.

            (v)   Credit

                  The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of Inhouse Warranty claims, shall be a credit to the Buyer's account. Should the Buyer have an outstanding credit in its favor at such time as the Buyer no longer needs to purchase goods and services from the Seller or its Affiliates, then, upon the Buyer's written request, the Seller will pay the Buyer in cash an amount equal to the amount of the then outstanding credit. The credit to the Buyer's account shall be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs shall be determined as set forth below.


                                      12-12

                  (a) To determine direct labor costs, only man-hours spent on disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the Inhouse Warranty) of the Warranted Part alone will be counted. Man-hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

                        The man-hours counted as set forth above shall be multiplied by an agreed labor rate representing the Buyer's composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer's employees whose jobs are directly related to the performance of the repair (the "Inhouse Warranty Labor Rate").

                  (b) Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

            (vi)  Limitation on Credit

                  The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding sixty-five percent (65%) of the Seller's current catalog price for a replacement of such defective Warranted Part or exceeding those costs which would have resulted if repairs had been carried out at the Seller's facilities.

                  Such cost shall be substantiated in writing by the Seller upon reasonable request by the Buyer.

            (vii) Scrapped Material

                  The Buyer shall retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of repair or ninety (90) days after submission of a claim for Inhouse


                                      12-13

                  Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller at the Seller's cost within thirty (30) days of receipt of the Seller's request to that effect.

                  Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller's Field Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                  Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which shall be kept in the Buyer's file for at least the duration of the warranty periods set forth in this Subclause 12.1.

           (viii) LIMITATIONS ON LIABILITY OF SELLER

                  THE SELLER SHALL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

                  THIS LIMITATION OF LIABILITY SHALL NOT APPLY IN THOSE CIRCUMSTANCES WHERE THE BUYER FOLLOWED, WITHOUT ANY DEVIATION WHATSOEVER, INSTRUCTIONS ISSUED BY THE SELLER WITH RESPECT TO THOSE ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7.

12.1.8      Standard Warranty Transferability

            The warranties provided for in this Subclause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling, sale or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties.


                                      12-14

12.1.9      Warranty for Corrected, Replacement or Repaired Warranted Parts

            Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, shall be the longer of six (6) months and the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. In the event that a defect is attributable to a repair or replacement by the Buyer that was not completed in accordance with this Agreement, a Warranty Claim with respect to such defect shall not be allowable, notwithstanding any subsequent correction or repairs, and shall immediately terminate the remaining warranties under this Subclause 12.1 in respect of the affected Warranted Part.

12.1.10     Good Airline Operation - Normal Wear and Tear

            The Buyer's rights under this Subclause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller to the Buyer, the Vendors or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the FAA.

            The Seller's liability under this Subclause 12.1 shall not extend to normal wear and tear nor to:

            (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by a party other than the Seller or in a manner other than that allowed pursuant to this Agreement or otherwise approved by the Seller;

            (ii) any Aircraft or component, equipment, accessory or part thereof that has been knowingly operated in a damaged state, but only to the extent of any extra damage caused by such operation; or

            (iii) any component, equipment, accessory or part from which the trademark, trade name,


                                      12-15
                  part or serial number or other identification marks have been knowingly removed by the Buyer.

            This waiver of the Seller's liability by the Buyer will not apply in the cases of Subclause 12.1.10(i) and Subclause 12.1.10(ii) above if the Buyer submits evidence satisfactory to the Seller that the defect did not arise from nor was contributed to by either of said cases.

12.2        SELLER SERVICE LIFE POLICY

            In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure (as defined in Subclause 12.2.1.2) occur in any Item (as defined in Subclause 12.2.1.1), then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 shall apply. The following provisions shall constitute the full extent of coverage of the Service Life Policy.

12.2.1      Definitions

            For the purposes of this Subclause 12.2, the following definitions shall apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit "D" hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.

12.2.1.2 "Failure" means any breakage of, or defect in, an Item that has occurred, that can reasonably be expected to occur on a repetitive or fleetwide basis, and that materially impairs the utility or safety of the Item, provided that any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force.

12.2.2      Periods and Seller's Undertaking

            Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item is installed has completed forty-three thousand two hundred (43,200) flying hours or twentyeight thousand eight hundred (28,800) landings or within twelve (12) years after the delivery of said Aircraft to the Buyer, whichever shall first occur, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller's


                                      12-16
            financial participation as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2    replace such Item.

12.2.3      Seller's Participation in the Cost

            Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

                                P =   C (N - T)/N

             where

              P:       financial participation of the Seller,

              C: the Seller's then current sales price for the required Item or required Seller designed parts,

              and,

              (i)        T:    total flying time in hours since
                               delivery of the particular Aircraft in
                               which the Item subject to a Failure was
                               originally installed,

             and,

                         N: forty-three thousand two hundred (43,200) hours,

             or,

             (ii)        T:    total number of landings since delivery
                               that have been accumulated by the
                               particular Aircraft in which the Item
                               subject to a Failure was originally
                               installed,

             and,

                         N:    twenty-eight thousand eight hundred
                               (28,800) landings,


                                   12-17
             or,

             (iii)       T:    total time in months since delivery of
                               the particular Aircraft in which the
                               Item subject to a Failure was originally installed,

             and,

                         N:    one hundred and forty-four (144) months,

             whichever of the foregoing clauses (i), (ii) and (iii) yields the lowest ratio of:

                                      N-T/N

12.2.4      General Conditions and Limitations

12.2.4.1 Notwithstanding Subclause 12.2.3, the undertakings given in this Subclause 12.2 shall not be valid during the period applicable to an Item under Subclause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

            (i) The Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause 12.2.3 above.

            (ii) The Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

            (iii) The conditions of Subclause 12.1.10 shall have been complied with.

            (iv) The Buyer shall carry out specific structural inspection programs for monitoring purposes as may be reasonably established from time to time by the Seller. Such programs shall be, to the extent possible, compatible with the Buyer's operational requirements and shall be carried out at the Buyer's expense. Reports relating thereto shall be regularly furnished to the Seller.


                                        12-18

            (v) In the case of any breakage or defect, the Buyer will report the same in writing to the Seller within ninety (90) days after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer shall inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

            In addition, in the event of a material change in the operational parameters on which the figures set forth in Subclauses 12.2.3(i) and 12.2.3(ii) are based, then the Buyer and the Seller will adjust such figures.

12.2.4.3 Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy shall be administered as provided in, and shall be subject to the terms and conditions of, Subclause 12.1.6.

12.2.4.4 In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Subclause 12.2 shall be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE


                                      12-19

            EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY, EXCEPT AS PROVIDED FOR ELSEWHERE IN THIS AGREEMENT.

12.2.5      Transferability

            The Buyer's rights under this Subclause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

            Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3        VENDOR WARRANTIES

12.3.1      Seller's Support

            Prior to delivery of the first Aircraft, the Seller shall obtain from all Vendors listed in the Supplier Product Support Agreements manual enforceable and transferable warranties and indemnities against patent infringements for components, equipment, accessories and parts of the Vendors that are installed in an Aircraft at the time of delivery thereof ("Vendor Parts," it being understood that such term shall not include the Propulsion Systems, Buyer Furnished Equipment or other equipment selected by the Buyer to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements). The Seller shall also obtain enforceable and transferable Vendor service life policies from landing gear Vendors for selected structural landing gear elements. The Seller undertakes to supply to the Buyer such Vendor warranties, Vendor service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements manual.

12.3.2      Vendor's Default

12.3.2.1 In the event that any Vendor under any standard warranty or indemnity against patent infringements obtained by the Seller pursuant to Subclause 12.3.1 or


                                        12-20

            Clause 13 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Vendor Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.1 or Clause 13 of this Agreement shall apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that, for obligations covered under Subclause 12.1, the longer of (i) the Vendor's warranty period as indicated in the Supplier Product Support Agreements manual and (ii) the Seller's warranty period as indicated in Subclause 12.1.3 of this Agreement shall apply.

12.3.2.2 In the event that any Vendor under any Vendor service life policy obtained by the Seller pursuant to Subclause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.2 of this Agreement shall apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit "D" hereto.

12.3.2.3 At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Vendor, with respect to and arising by reason of such default and the Buyer shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4        INTERFACE COMMITMENT

12.4.1      Interface Problem

            If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller shall, if requested by the Buyer, and without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was due to or caused by any failure of the Buyer to operate the Aircraft in accordance with the applicable approved data, the Buyer shall pay to the Seller all reasonable


                                        12-21
            costs and expenses incurred by the Seller during such investigation. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

            At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2      Seller's Responsibility

            If the Seller reasonably determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1.

12.4.3      Vendor's Responsibility

            If the Seller reasonably determines that the Interface Problem is primarily attributable to the design of a component, equipment, accessory or part other than a Warranted Part ("Vendor Component"), the Seller shall, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Vendor Component.

12.4.4      Joint Responsibility

            If the Seller reasonably determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Component, the Seller shall, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved. The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.


                                      12-22

12.4.5      General

12.4.5.1 All requests under this Subclause 12.4 shall be directed both to the Seller and the affected Vendors.

12.4.5.2 Except as specifically set forth in this Subclause 12.4, this Subclause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Subclause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and in Subclause 22.4.

12.5        EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

            THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

            THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

            (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

            (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (3)   ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;


                                        12-23

            (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

            (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

            (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

            (7)   ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)   LOSS OF PROFITS AND/OR REVENUES;

                  (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

            THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

12.6        DUPLICATE REMEDIES

            The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided


                                        12-24
            under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer shall not have any right to require specific performance by the Seller.

UNQUOTE

            In consideration of the assignment and subrogation by the Seller under this Clause 12 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions.

            THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

            THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:


                                        12-25

            (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

            (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (3)   ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

            (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

            (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

            (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

            (7)   ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)   LOSS OF PROFITS AND/OR REVENUES;

                  (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

            THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.


                                        12-26

            The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer shall not have any right to require specific performance by the Seller.

12.7        NEGOTIATED AGREEMENT

            The Buyer and the Seller agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth following Subclause 12.6.


                                        12-27

3 -         PATENT INDEMNITY

            The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Patent Indemnity from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the waiver, release and renunciation provision) all as hereinafter set out. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "Buyer" as aforesaid under the said Patent Indemnity and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

13.1        Scope

            The Seller shall indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft):

            (1) to the extent of one hundred percent (100%) thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of (a) any British, French, German, Spanish or US patent, or (b) any patent issued under the laws of any other country that (i) is bound by and entitled to all benefits of Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (ii) is a party to the International Convention for the Protection of Industrial Property or (iii) has in full force and effect patent laws that recognize and give adequate protection to patents issued under the laws of other countries, and


                                        13-1

            (2) to the extent of fifty percent (50%) thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of any patent issued under the laws of any country not covered by (1) above in which the Buyer is from time to time lawfully operating the Aircraft.

            The Seller's undertaking under this Clause 13 shall not apply to components, accessories, equipment or parts which are not Warranted Parts.

13.2        Seller's Action

            Should the Buyer be enjoined from using any part of an Aircraft by reason of infringement of a patent covered by Subclause 13.1, the Seller will, at its option and expense, either (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) as soon as possible replace such part with a noninfringing substitute otherwise complying with the requirements of this Agreement.

13.3        Seller's Obligation

            The Seller's obligation hereunder with respect to any actual or alleged infringement is conditioned upon commencement of suit against the Buyer for infringement or the Buyer's receipt of a written claim alleging infringement, and upon written notice by the Buyer to the Seller within ten (10) days after receipt by the Buyer of notice of the institution of such suit or claim, giving particulars thereof. The Seller shall have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any suit commenced. Whether or not the Seller intervenes in any such suit, it shall be entitled at any stage of the proceedings to assume, conduct or control the defense thereof, if it assumes the costs associated therewith.

            The Seller's obligation hereunder with respect to any actual or alleged infringement is also conditioned upon (i) the Buyer's promptly furnishing to the Seller all the data, papers, records and other assistance within the control of the Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) the Buyer's use of reasonable efforts to cooperate with the Seller to reduce royalties, damages, costs and expenses involved, (iii) the Seller's prior approval of the Buyer's payment, assumption or admission of any liabilities, expenses,


                                      13-2
            costs or royalties for which the Seller is asked to respond and (iv) the Buyer's not otherwise reasonably acting in a manner prejudicial to its or the Seller's defense of the action.

13.4        WAIVER

            THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND SOLELY IN CONNECTION WITH ITS RIGHTS UNDER THIS CLAUSE 13, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 SHALL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

            In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

            THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL


                                        13-3

            DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE SHALL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.


                                        13-4

14 -        TECHNICAL PUBLICATIONS

14.1        Scope

            Unless set forth to the contrary in Letter Agreement No. 2 to the Agreement or in any other agreement between the Buyer and the Seller dated the date hereof, the Seller will provide the Buyer or cause the Buyer to be provided with a set of technical publications to support the operation of each of the Aircraft in accordance with the terms set forth in this Clause 14 (the "Technical Publications"). Such Technical Publications are listed in Exhibit "F" of this Agreement together with the form, type, format and quantity of each such Technical Publication.

14.2        Specification

14.2.1 The Technical Publications are prepared according to applicable ATA specifications. Exhibit "F" references the relevant ATA specification for each affected Technical Publication.

14.2.2      Technical Publications will be customized as indicated in Exhibit
            "F."

14.2.3 Technical Publications at delivery of the Aircraft shall correspond to the Specification of the Aircraft as defined at least six (6) months before such delivery.

14.3        Delivery

            The Technical Publications and corresponding revisions that the Seller will supply or cause to be supplied in accordance with the terms of this Clause 14 will be sent to one address only, as defined by the Buyer.

            The quantities of the Technical Publications to be delivered on or before the delivery of the Buyer's first Aircraft shall be mutually agreed. The Seller shall send or cause to be sent additional quantities of Technical Publications as required by the Buyer upon thirty (30) days' prior notice. If the Buyer elects to cancel the order for or return a certain number of Technical Publications in hard copy that are already in production and scheduled for delivery or have already been supplied, then the next quantity of free-of-charge Technical Publications to be delivered by the Seller shall not be due until one year after such cancellation or return of Technical Publications.


                                        14-1

            Technical Publications and their revisions will be shipped by the quickest transportation methods. The shipments will be Free Carrier
            (FCA) Toulouse, France, and/or Hamburg, Germany.

14.4        Language

            The Technical Publications will be supplied in the English language using aeronautical terminology in common use.

14.4        Revision Service

14.4.1      General

            Unless otherwise specifically stated, revision service shall be offered free of charge for [***] years after delivery of the last Aircraft. Mandatory changes shall be incorporated into the Technical Publications at no charge for as long as one (1) Aircraf is in service with the Buyer.

14.4.2      Service Bulletins

            Service Bulletin (SB) information will be incorporated into the Technical Publications after notice from the Buyer of embodiment of a Service Bulletin, provided that such notice is given to the Seller within three (3) years after issue of such Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Publications until notification from the Buyer that embodiment of such Service Bulletin has been completed for all the Aircraft.

14.4.3      Customer Originated Changes

14.4.3.1 Buyer-originated data documented in the Buyer's own Airline Engineering Bulletin (AEB) ("Customer Originated Changes" or "COC") may be introduced into the following customized Technical
            Publications:

            (i)   Aircraft Maintenance Manual

            (ii)  Illustrated Parts Catalog

            (iii) Trouble Shooting Manual

            (iv)  Wiring Manual (Schematics, Wirings, Lists)

14.4.3.2 The Buyer shall issue COC in accordance with the provisions of the "Guidelines for Customer Originated Changes" issued by the Seller and shall label such data "COC."


                                      14-2

14.4.3.3 The Seller shall use all reasonable efforts to introduce the COC into the relevant Technical Publications within two (2) revisions following the receipt of complete and accurate data for processing.

14.4.3.4 COC data will be incorporated by the Seller in all affected customized Technical Publications, unless the Buyer specifies in writing to the Seller into which Technical Publications the COC data will be incorporated. The customized Technical Publications into which the COC data are incorporated will only show the Aircraft configuration that reflects the COC data and not the configuration before incorporation of such COC data.

14.4.3.5 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Publication issued by or caused to be issued by the Seller shall be entirely at the Buyer's risk. Accordingly, the Seller shall be under no liability whatsoever in respect of either the engineering contents of any COC, including any omissions or inaccuracies therein, or the effect that incorporation of such COC may have on the Technical Publications.

14.4.3.6 The Seller shall not be required to check any COC data submitted for incorporation as aforementioned, and the Buyer shall ensure that all COC data submitted for incorporation into a Technical Publication have received prior agreement from its local airworthiness authority.

14.4.3.7 IN THE EVENT THAT THE SELLER AND/OR THE MANUFACTURER IS REQUIRED UNDER ANY COURT ORDER OR SETTLEMENT TO INDEMNIFY IN WHOLE OR IN PART ANY THIRD PARTY FOR INJURY, LOSS OR DAMAGE INCURRED DIRECTLY OR INDIRECTLY AS A RESULT OF INCORPORATION OF ANY COC INTO THE TECHNICAL PUBLICATIONS ISSUED OR CAUSED TO BE ISSUED BY THE SELLER, THE BUYER AGREES TO DEFEND, INDEMNIFY OR HOLD HARMLESS THE SELLER AND/OR THE MANUFACTURER FOR ALL PAYMENTS OR SETTLEMENTS MADE IN RESPECT OF SUCH INJURY, LOSS OR DAMAGE INCLUDING ANY EXPENSES INCURRED BY THE SELLER AND/OR THE MANUFACTURER IN DEFENDING SUCH CLAIMS. THIS INDEMNIFICATION BY THE BUYER SHALL IN NO EVENT BE AFFECTED BY ANY WRITTEN OR ORAL COMMUNICATION THAT THE SELLER OR THE MANUFACTURER MAY MAKE TO THE BUYER IN RESPECT OF SUCH DOCUMENTATION.

14.4.3.8 The price for the incorporation of any COC as aforesaid shall be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price Catalog.


                                      14-3

14.5        Vendor Equipment

14.5.1 Information relating to Vendor equipment that is installed on the Aircraft by the Seller will be included free of charge in the basic issue of the Technical Publications, to the extent necessary for the understanding of the systems concerned.

14.5.2 The Buyer shall supply or cause to be supplied to the Seller the data related to Buyer Furnished Equipment and Seller Furnished Equipment not covered in the Seller's standard Seller Furnished Equipment definition at least six (6) months before the scheduled delivery of the customized Technical Publications.

14.5.3 The Seller shall introduce into the basic issue of the Technical Publications the data related to Buyer Furnished Equipment and Seller Furnished Equipment, at no charge.

14.6        Aircraft Identification for Technical Publications

            For the customized Technical Publications the Buyer agrees to the allocation of Fleet Serial Numbers (FSNS) from 001 up to 999. The sequence shall be interrupted only if two (2) different Propulsion Systems manufacturers are selected and/or different aircraft models are chosen.

            The Buyer will indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer's Serial Number (MSN) two (2) years prior to delivery of the first Aircraft. The allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers shall not constitute any proprietary, insurable or other interest whatsoever of the Buyer in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Agreement.

            The relevant customized Technical Publications are:

            (i)   Aircraft Maintenance Manual

            (ii)  Illustrated Parts Catalog

            (iii) Trouble Shooting Manual

            (iv)  Wiring Manuals (Schematics, Wirings, Lists)

14.7        Airworthiness Authority

            It will be the responsibility of the Buyer to provide its local airworthiness authority with such Technical Publications as it may require, using the Technical Publications delivered by the Seller to the Buyer in accordance with the terms hereof.


                                      14-4

14.8        Additional Requirements

            If feasible the Seller will comply with the Buyer's request to change the form, quantity, type and/or revisions of any of the data specified in Exhibit "F, upon receipt of the Buyer's purchase order. The charges for such changes shall be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price Catalog.

14.9        Future Developments

            The Seller shall continuously monitor technological developments and apply them to document production and method of transmission where beneficial and economical.

14.10       Proprietary Rights

14.10.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Publications and data supplied under this Agreement, shall remain with the Seller. All such Technical Publications and data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party save as permitted therein or otherwise pursuant to any governmental or legal requirement imposed upon the Buyer. These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.10.2 The supply of Technical Publications and data by the Seller shall not give the Buyer any right to design or manufacture any Aircraft or spare parts except as expressly provided in this Agreement. Further, any right of manufacture granted to the Buyer by the Seller under this Agreement shall in no way be construed as, express or implied approval of any such manufactured products.

14.10.3 Drawings of the Manufacturer are provided to the Buyer under the express condition that the Manufacturer shall have no liability, whether in contract or tort, arising from or in connection with the use of a drawing of the Manufacturer by the Buyer.

14.10.4 In the event that the Seller has authorized the disclosure to third parties, either under this Agreement or by express written authorization, the Buyer will undertake to bind such third party to the same conditions and restrictions as the Buyer with respect to such disclosure, as set forth in this Subclause 14.10.


                                      14-5

15 -        FIELD ASSISTANCE

15.1        Seller's Service

            Unless set forth to the contrary in Letter Agreement No. 2 to the Agreement or in any other agreement between the Buyer and the Seller dated the date hereof, the Seller shall provide or cause to be provided at no charge to the Buyer the following services at the Buyer's main base or at other locations to be mutually agreed.

15.1.1 The Seller shall provide Customer Support Representatives acting in an advisory capacity at the Buyer's main base for the period to be agreed commencing at or about delivery of the first Aircraft up to a total of [***]. The actual number of Customer Support Representatives allocated to the Buyer shall be mutually agreed. At no time, however, will that number exceed three (3) persons.

15.1.2 If requested by the Buyer, the Seller shall use reasonable efforts to arrange for similar services to be procured by competent representatives of the Propulsion Systems manufacturer(s) and, when necessary and applicable, by representatives of Vendors (other than Vendors of Buyer Furnished Equipment).

15.1.3 The Seller shall provide one (1) Customer Support Director based in Herndon, VA, to liaise between the Manufacturer and the Buyer on product support matters after execution of this Agreement for as long as any of the Aircraft is operated by the Buyer.

15.2        Buyer's Service

15.2.1 For as long as the Customer Support Representative(s), specified in Subclause 15.1.1 above remain(s) with the Buyer, the Buyer shall furnish without charge secretarial assistance, suitable space, office equipment and facilities in or conveniently near the Buyer's maintenance facilities. The Buyer shall provide telecommunications facilities at the Seller's cost to be invoiced on a monthly basis.

15.2.2 In accordance with the Buyer's regulations, the Buyer shall provide at no charge to the Seller:

            (i) for the Customer Support Representatives mentioned in Subclause 15.1.1, confirmed and guaranteed airline tickets between the locations


                                      15-1
                  mentioned above in Subclause 15.1 and the international airport nearest Toulouse, France, in business class on international routes and in coach class on domestic routes; and

            (ii) when said Customer Support Representatives are assigned away from the locations mentioned above in Subclause 15.1 at the Buyer's request, transportation between the said locations and the place of assignment.

15.2.3 The Buyer shall give the Seller all necessary reasonable assistance with general administrative functions specific to the Buyer's country and procurement of the documents necessary to live and work there. Failure of the Seller to obtain the necessary documents, after using its best efforts to do so, will relieve the Seller of any obligation to the Buyer under this Clause 15.

15.3        Representatives' Status

            In providing the above technical service, the Seller's employees, including Customer Support Representatives and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting, either directly or indirectly, as the Buyer's employees or agents.

15.4        Temporary Assignment of Customer Support Representative

The Buyer agrees that the Seller shall have the right to transfer or recall any Customer Support Representative on a temporary or permanent basis. The Buyer shall receive credit for the man-days during which any Customer Support Representative is absent from the Buyer's facility pursuant to this Subclause 15.4.

15.5        INDEMNITY AND INSURANCE

            THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, ASC AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, LOSS OF USE, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE) CAUSED BY THE SELLER OR ITS REPRESENTATIVES AND (II) FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO


                                      15-2

            PROPERTY OF THE SELLER'S SAID REPRESENTATIVES) CAUSED BY THE SELLER OR ITS REPRESENTATIVES, IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 15. THIS INDEMNITY OF THE BUYER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SELLER'S SAID REPRESENTATIVES.

            THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF THE SELLER'S SAID REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES OR (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES. WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE SELLER SHALL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE BUYER WHERE THE SELLER'S LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE BUYER'S NEGLIGENCE OR WILLFUL MISCONDUCT.

            IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE INDEMNITEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 15.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND WILL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT THAT FINALLY EXTINGUISHES SUCH CLAIM AS AGAINST THE INDEMNITEE, AND THE INDEMNITOR AGREES TO INDEMNIFY AND HOLD THE INDEMNITEE HARMLESS FROM ANY LOSSES, LIABILITIES, OR EXPENSES BY REASON OF SUCH SETTLEMENT. IN THE EVENT THAT THE INDEMNITOR FAILS TO ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT WHEN IT WAS OBLIGATED TO DO SO, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH THE DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. IF THE INDEMNITEE BELIEVES IT HAS A DEFENSE TO THE CLAIM OR LAWSUIT AND THE INDEMNITOR HAS NOT RAISED SUCH DEFENSE, THE INDEMNITEE MAY SUGGEST SUCH DEFENSE TO THE INDEMNITOR AND THE INDEMNITOR SHALL THEN CONSIDER SUCH DEFENSE IN GOOD FAITH. FOR THE PURPOSE OF THIS SUBCLAUSE 15.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A CLAIM OR LAWSUIT AGAINST THE SELLER.

                                       15-3

            FOR THE PERIOD OF PERFORMANCE DESCRIBED IN THIS CLAUSE, THE BUYER WILL (I) INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSE OR SUBROGATION AGAINST THE SELLER, THE MANUFACTURER AND ASC, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS IN RESPECT OF ALL RISKS HULL INSURANCE POLICY; AND (II) EFFECT INSURANCE TO COVER THIRD-PARTY LIABILITY RISKS ARISING DURING SAID PERFORMANCE IN AN AMOUNT REASONABLY SATISFACTORY TO THE SELLER, NAMING THE SELLER AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AS ADDITIONAL INSUREDS. SUCH INSURANCE WILL CONTAIN A CROSS-LIABILITY CLAUSE AND WILL ALSO CONTAIN A THIRTY (30)-DAY NOTICE-OF-CANCELLATION PROVISION. UPON REQUEST, THE BUYER WILL DELIVER TO THE SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE COVERAGE REQUIRED BY THIS CLAUSE.


                                      15-4

16 -        TRAINING AND TRAINING AIDS

16.1        General

            Unless set forth to the contrary in Letter Agreement No. 2 to the Agreement or in any other agreement between the Buyer and the Seller dated the date hereof, training services will be provided as follows in this Clause 16.

16.1.1      Training Sites

            The Seller shall provide training services, or cause training services to be provided, for the Buyer's personnel. Such training services shall be provided at the Seller's training center in Toulouse, France, or Miami, Florida, as more fully described in this Clause 16.

            Certain training may also be provided by the Seller at the Buyer's base or other location, if and when practicable for the Seller, under terms and conditions to be mutually agreed.

            The location at which training services shall be provided will be mutually agreed at the Training Conference referenced below in Subclause 16.1.3.

16.1.2      Training Conference

            Subject to the terms of Letter Agreement No. 2 to the Agreement or to any other agreement dated the date hereof between the Buyer and the Seller, training courses provided for the Buyer's personnel shall be scheduled at dates mutually agreed during a training conference to be held about twelve (12) months before delivery of the first Aircraft (the "Training Conference") or at an earlier date, if mutually desirable. The courses shall be scheduled for a minimum number of participants, to be agreed upon at the Training Conference.

16.1.3      Course Level

            Training courses provided for the Buyer's personnel shall be the Seller's standard courses.

            The training equipment used for flight and maintenance crew training shall reflect the Specification as closely as possible but will not necessarily be fully customized.


                                      16-1

            The Seller will be responsible for all training course syllabi, training aids, and training equipment necessary for the organization of the training courses.

16.1.4      Course Prerequisites

            The Buyer warrants that trainees are able to fully understand, write and speak English.

            They shall have the prerequisite jet transport category experience, as defined in Appendix "A" to this Clause 16, in order to attend the Seller's courses, and the Seller reserves the right to check the trainees' previous professional experience in accordance with applicable law. The Seller reserves the right to check the trainees' previous professional experience. Avionics specialists must have knowledge of digital techniques including ARINC 429 liaisons.

            It is clearly understood that said training courses will be FAA approved transition courses.

            The Buyer shall be responsible for the selection of training and for any liability with respect to entry knowledge level of the trainees.

            In the event the Seller should determine that a trainee lacks such entry-level preparation, the trainee shall, after consultation with the Buyer, either be cycled through an entry-level training program or be withdrawn from the program. All costs associated with such entry-level program and with the cancellation of the scheduled transition training shall be charged to the Buyer's account.

16.1.5      Attendance and Performance

            In fulfillment of its obligation to provide training courses, the Seller shall deliver to the trainees a certificate of completion at the end of such training courses. This certificate does not represent authority or qualification by any official civil aviation authority, but may be presented to such authority as an attestation of completion of the Seller's training courses.

            The Buyer shall provide the Seller with an attendance list of the trainees for each course and with the validated performance of each trainee.

            The Seller warrants to the Buyer that the Seller's standard courses are designed to and have been approved


                                      16-2
            by all applicable authorities to bring jet transport specialists to a professional knowledge of the Aircraft. However, the Seller shall not be held liable for the unsatisfactory performance of any individual trainee for whatever reason originating from the Buyer, including, but not limited to, entry level or learning capacity.

16.1.6      Additional Training

            Performance of an additional number of courses for the Buyer's personnel, over and above those provided free of charge pursuant to this Clause 16, and the supply of other additional training services can be provided at the Buyer's expense, subject to availability.

            On the Buyer's request and/or on the Seller's advice and subject to mutual agreement, an extension in duration, a repetition or a deviation from the standard of any course to be given or in progress (for reasons due to the Buyer, including, but not limited to unsatisfactory performance of the trainees) may be provided. Extensions exceeding the Buyer's trainee-day allowance or any extension in the duration of the Seller's flight crew training course set forth hereunder shall be at the Buyer's expense.

16.1.7      Training at the Buyer's Base

            In the event that, at the Buyer's request, training is provided by the Seller's instructors at any location other than the Seller's training center in Toulouse, France, or Miami, Florida, the Buyer shall provide lodging and local transportation and shall reimburse the Seller for other expenses on the basis of a per diem rate of $75 (US dollars--seventy-five) (subject to escalation from January 1995 economic conditions) per Seller's instructor.

            In addition, the Buyer shall ensure that airline reservations shall be confirmed and guaranteed in business class on the Buyer's route network. When the use of the Buyer's route network is not feasible or practical, the Buyer shall reimburse the Seller for business class accommodations on international routes and coach class on domestic routes.

            It is understood that transportation of the Seller's instructors includes travel to and from the Seller's training center and the place of assignment.

            The training equipment necessary for course performance on the Buyer's request at any base other than the Seller's shall be provided by the Buyer in accordance with the Seller's specifications.


                                      16-3

            In the event the relevant equipment cannot be made available by the Buyer, when performance is made at a base other than the Seller's base pursuant to the Buyer's request, this equipment shall, when practicable, be provided by the Seller and sent by air from Toulouse, France, or Miami to the course location and back to Toulouse, France, or Miami at the Buyer's expense.

            The Buyer shall be solely liable for and hereby indemnifies and holds harmless the Seller, for any and all delay in the performance of training outside the Seller's training centers associated with transportation services described above and/or consequences of such delays.

16.1.8      Practical Flight Crew Training on Aircraft

            (i) Any training involving the use of an aircraft shall be performed on the Buyer's delivered Aircraft or on the Buyer's leased A320 aircraft. Should no delivered Aircraft or leased A320 aircraft be available for whatever reason, the Seller will assist the Buyer in finding a substitute aircraft. Related costs and expenses shall be charged to the Buyer's account.

            (ii) When such training on Aircraft is performed in Toulouse, France, the Seller shall provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components for the contractual training sessions. The Buyer shall provide, in whatever training location, a mutually agreed batch of spare parts as required to support said training and shall bear all other expenses such as fuel, oil and landing fees.

            (iii) The Buyer shall provide the Seller with a certificate of insurance evidencing coverage required under the provisions of Subclause 16.5 hereunder.

16.1.9      Buyer's Personnel Transportation

            (i) When training is performed in Toulouse, France, the Seller shall provide free of charge local transportation by bus for the Buyer's trainees to and from designated pick up points and the training center. The Seller shall also provide each flight crew with a rented car or taxi transportation as from the beginning of the


                                      16-4

                  Fixed Base Simulator (FBS) phase of the course to enable the crew to attend either simulator or flight sessions at any time.

            (ii) When training is performed in Miami, Florida, the Seller shall provide free-of-charge for the Buyer's trainees one rented car per group of four (4) trainees or per flight crew as from the beginning of the course.

            (iii) For each rented car, twenty (20) miles per working day shall be free of charge. Any additional mileage shall be charged to the crew at the end of the training period. The Buyer's trainees will be responsible for fuel charges and fines, if any. The Seller reserves the right to ask the Buyer to pay for car damages that are not declared in due time by the responsible trainee.

16.1.10     Duration

            The training provided herein can be taken until one (1) year after delivery of the last Firm Aircraft scheduled to be delivered under this Agreement.

16.1.11     Unused Training

            In the event that all or part of the training or training aids as defined in this Clause 16 is not used by the Buyer, then, upon delivery of the first Aircraft, the Seller will make available to the Buyer a credit memorandum for the purchase of goods and services from the Seller or any of its Affiliates for such unused portion.

16.2        Training Courses

16.2.1      Flight Courses

16.2.1.1    Flight Crew Transition Course

            The Seller shall provide transition training free of charge for up to forty-four (44) flight crews (each of which consists of a captain and a first officer). Among these forty-four (44) flight crews, eight (8) captains shall also receive flight-crew instructor familiarization training. The training manual shall be the AIRBUS INDUSTRIE FLIGHT CREW OPERATING MANUAL (FCOM).


                                      16-5

16.2.1.2    Flight Crew Initial Operating Experience

            As part of the flight crew transition course allowance set forth in Subclause 16.2.1.1 above, and in order to assist the Buyer with initial operating experience, after the delivery of the first Aircraft, the Seller shall provide free of charge to the Buyer one
            (1) instructor pilot for an aggregate period of up to two (2) months after delivery of the first Aircraft.

            The Buyer shall reimburse the expenses for said instructors as set forth above in Subclause 16.1.7. Additional pilot instructors can be provided at the Buyer's expense upon conditions to be mutually agreed.

16.2.1.3    Cabin Attendants' Familiarization Course

            The Seller shall offer the cabin attendants course to up to fifteen
            (15) cabin attendants.

16.2.2      Maintenance Courses

            The maintenance courses are listed in Appendix "B" to this Clause
            16.

16.2.2.1    Trainee Days

            The Seller shall train ground personnel free of charge for a training period equivalent to one thousand nine hundred thirty-five (1,935) trainee days of instruction for the whole range of courses listed in Appendix "B" to this Clause 16. The number of EM-07 (Engine Run-up) courses shall be limited to six (6) courses with three (3) trainees each.

            The trainee days will be debited as follows:

            (i) For instruction at the Seller's training centers, one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees at the beginning of the course shall be counted as the number of trainees considered to have taken the entire course.

            (ii) For instruction at locations other than the Seller's Training Centers, the total number of trainee days shall be the number of trainees at the beginning of the course, with a minimum of twelve (12), multiplied by the number of days of detachment of the Seller's instructor(s).

16.2.2.2    Maintenance Line Training

            As part of the maintenance trainee-day allowance set forth in Subclause 16.2.2.1 above, and in order to


                                      16-6
            assist the Buyer with practical line training, such as Aircraft handling and servicing, flight crew/maintenance coordination, use of manuals and any other activities that the instructor might deem necessary after delivery of the first Aircraft, the Seller shall provide the Buyer one (1) free-of-charge maintenance instructor at the Buyer's base for a period of four (4) weeks.

            The Buyer shall reimburse the expenses for said instructor as set forth above in Subclause 16.1.7. Additional maintenance instructors can be provided at the Buyer's expense.

16.2.3      Operations/Performance Courses

            The Seller shall provide free of charge sixty-five (65) trainee days to be used for the training courses listed in Appendix "C" to this Clause 16.

16.2.4      Vendors and Engine Manufacturer Training

            The Seller shall ensure that the major Vendors and the Propulsion Systems manufacturer shall provide maintenance and overhaul training on their products at appropriate times.

            A list of the Vendors concerned will be supplied to the Buyer upon request.

16.3        Training Aids and Materials

16.3.1      Training Aids for Trainees at the Seller's Training Centers

            For the purposes of this Subclause 16.3.1, training aids shall be understood to include (a) all printed course materials, including manuals and supporting documents, such materials to be for trainees receiving the training referred to in Subclause 16.2 and to be free of charge, and (b) all computer hardware, software and courseware (including simulators and simulator data packages) and all other equipment, such material in (b) to remain the property of the Seller or to be sold to the Buyer pursuant to the Seller's price catalog.

            Training aids shall be "FOR TRAINING ONLY," and as such are supplied for the sole and express purpose of training.

            All training aids and materials supplied to the Buyer are for the training of the Buyer's personnel only. The Buyer undertakes not to divulge the contents thereof to any third party without the prior agreement of the Seller, save as required pursuant to any


                                        16-7
            governmental, contractual or legal requirement imposed upon the Buyer.

16.3.2      Training Aids for the Buyer's Training Organization

            The Seller will provide Video and Computer Based Instruction (VACBI) courseware related to the Aircraft and similar to that used by the Seller for the Buyer's training organization, upon commercial conditions to be mutually agreed.

            Such courseware will be for the training of the Buyer's personnel only and can include a revision service upon terms and conditions to be agreed.

16.4        Seller's Support

            If requested by the Buyer and on terms to be agreed upon, the Seller may assist the Buyer with the development and introduction of Aircraft training programs at the Buyer's training center.

16.5        INDEMNITY AND INSURANCE

            THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, LOSS OF USE, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE) CAUSED BY THE SELLER OR ITS REPRESENTATIVES AND (II) FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES) CAUSED BY THE SELLER OR ITS REPRESENTATIVES, IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 16. THIS INDEMNITY OF THE BUYER SHALL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.

            THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF THE SELLER'S SAID REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES OR (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES. WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE SELLER SHALL NOT BE OBLIGATED TO INDEMNIFY OR HOLD


                                      16-8

            HARMLESS THE BUYER WHERE THE SELLER'S LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE BUYER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

            IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE INDEMNITEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 16.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND WILL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT THAT FINALLY EXTINGUISHES SUCH CLAIM AS AGAINST THE INDEMNITEE, AND THE INDEMNITOR AGREES TO INDEMNIFY AND HOLD THE INDEMNITEE HARMLESS FROM ANY LOSSES, LIABILITIES, OR EXPENSES BY REASON OF SUCH SETTLEMENT. IN THE EVENT THAT THE INDEMNITOR FAILS TO ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT WHEN IT WAS OBLIGATED TO DO SO, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH THE DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. IF THE INDEMNITEE BELIEVES IT HAS A DEFENSE TO THE CLAIM OR LAWSUIT AND THE INDEMNITOR HAS NOT RAISED SUCH DEFENSE, THE INDEMNITEE MAY SUGGEST SUCH DEFENSE TO THE INDEMNITOR AND THE INDEMNITOR SHALL THEN CONSIDER SUCH DEFENSE IN GOOD FAITH. FOR THE PURPOSE OF THIS SUBCLAUSE 16.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A CLAIM OR LAWSUIT AGAINST THE SELLER.

            FOR THE PERIOD OF PERFORMANCE DESCRIBED IN THIS CLAUSE, THE BUYER WILL (I) INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSE OR SUBROGATION AGAINST THE SELLER, THE MANUFACTURER, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS IN RESPECT OF ALL RISKS HULL INSURANCE POLICY; AND (II) EFFECT INSURANCE TO COVER THIRD-PARTY LIABILITY RISKS ARISING DURING SAID PERFORMANCE IN AN AMOUNT REASONABLY SATISFACTORY TO THE SELLER, NAMING THE SELLER AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AS ADDITIONAL INSUREDS. SUCH INSURANCE WILL CONTAIN A CROSS-LIABILITY CLAUSE AND WILL ALSO CONTAIN A THIRTY (30)-DAY NOTICE-OF-CANCELLATION PROVISION. UPON REQUEST, THE BUYER WILL DELIVER TO THE SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE COVERAGE REQUIRED BY THIS CLAUSE.


                                      16-9

                            CLAUSE 16 - APPENDIX "A"

                         RECOMMENDED PILOT QUALIFICATION

                      IN RELATION TO TRAINING REQUIREMENTS

                              (transition courses)

1. Captains' minimum experience: 1,000 hours in command of jet transport category aircraft.

      - cases of senior co-pilots upgrading to captain position (therefore not meeting this minimum requirement) may be considered on an ad-hoc basis.

2. Copilots' minimum experience: 300 hours total experience operating jet transport aircraft with a total experience of not less than 500 hours. This assumes formal basic training.

NOTE:

1. For pilots not meeting these above requirements, a jet familiarization course will be required.

2. For pilots who come from early generation jet transport aircraft, and, in particular, with no previous experience of FMS, AFCS, glass cockpits or two crew member operations, an introductory course would be highly desirable in order to obtain full benefits from the transition course.


                                      16-10

                            CLAUSE 16 - APPENDIX "B"

                LIST OF STANDARD A320-200 MAINTENANCE COURSES

EMOl         GENERAL FAMILIARIZATION COURSE

EMO2         RAMP AND TRANSIT COURSE

EM3l         LINE MECHANICS/AVIONICS COURSE, LEVEL II

EM4l         BASE MECHANICS COURSE, LEVEL III

EM42         BASE MECHANICS, ELECTRICS AND AVIONICS LEVEL III COURSE

EM45         BASE MECHANICS AND ELECTRICS COURSE, LEVEL III

EM5l         BASE ELECTRICS LEVEL III/AVIONICS LEVEL II COURSE

EM52         BASE ELECTRICS AND AVIONICS LEVEL III COURSE

EM62         BASE AVIONICS LEVEL III COURSE

EMO7         ENGINE RUN-UP COURSE

EMO9         MECHANIC CONTROL RIGGING COURSE

EMlO         CABIN INTERIOR AND EMERGENCY EQUIPMENT COURSE

EMl1         STRUCTURE MAINTENANCE COURSE

EMl2         ON THE JOB PRACTICAL TRAINING

EMl6         STRUCTURE N.D.T. INSPECTION COURSE

EMl7         COMPOSITE STRUCTURE REPAIR COURSE

XM15         BASIC DIGITAL AND MICROPROCESSOR COURSE


                                      16-11

                            CLAUSE 16 - APPENDIX "C"

                 LIST OF A320 OPERATIONS/PERFORMANCE COURSES

EG0l        MANAGEMENT SURVEY COURSE

EG02        PERFORMANCE ENGINEER'S COURSE

EG03        DISPATCHER'S COURSE

EFC5        FLIGHT CREW GROUND INSTRUCTOR'S COURSE

EG06        WEIGHT AND BALANCE COURSE

EG07        LOAD MASTER TRANSITION COURSE


                                      16-12

17 -        VENDORS' PRODUCT SUPPORT

17.1        Vendor Product Support Agreements

17.1.1 The Seller has obtained product support agreements transferable to the Buyer from Vendors of Seller Furnished Equipment listed in the Specification ("Product Support Agreements").

17.1.2 These Product Support Agreements are based on the "World Airlines and Suppliers Guide" and include Vendor commitments as contained in the Supplier Product Support Agreements, which include the following provisions:

17.1.2.1 Technical data and manuals required to operate, maintain, service and overhaul the Vendor items. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 of this Agreement, shall include revision service and shall be published in the English language. The Seller recommends that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Vendors' proprietary interests.

17.1.2.2 Warranties and guarantees including Vendors' standard warranties. In addition, Vendors of landing gear will provide service life policies for landing gear structures.

17.1.2.3 Training to ensure efficient operation, maintenance and overhaul of the Vendors' items for the Buyer's instructors, shop and line service personnel.

17.1.2.4 Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries.

17.1.2.5 Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Vendor items as well as required tooling and spares provisioning.

17.2        Vendor Compliance

            The Seller will monitor Vendor compliance with support commitments defined in the Product Support Agreements and will take remedial action together with the Buyer if requested by the Buyer.


                                      17-1

17.3        Vendor Part Repair Stations

17.3.1 The Manufacturer has developed with the Vendors a program aimed at building a comprehensive network of repair stations in North America for those Vendor Parts originating from outside this territory.

17.3.2 As a result of the above, most Vendor Parts are now repairable in North America, and corresponding repair stations are listed in a document, the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

            The Seller undertakes that the Vendor Parts that have to be forwarded for repair outside North America will be sent back to the Buyer with proper tagging as required by the FAA.

17.3.3 The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges (as specified in the relevant Supplier Product Support Agreements manual) to be offered to the Buyer.


                                        17-2

18 -        BUYER FURNISHED EQUIPMENT AND DATA

18.1        Installation and Delivery

18.1.1 Without additional charge, and in accordance with the Specification, the Seller shall cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment.

18.1.2 The Seller shall cause the Manufacturer to advise the Buyer of the dates by which, in the planned release of engineering for an Aircraft, the Manufacturer requires a written detailed description of the dimensions and weight of Buyer Furnished Equipment for such Aircraft and information necessary for the installation and operation thereof, and the Buyer shall furnish such detailed description and information by the dates so specified. Such dimensions and weights shall not thereafter be revised unless mutually agreed and set forth in an SCN.

18.1.3 The Seller shall also cause the Manufacturer to furnish in due time to the Buyer a schedule of dates by and locations to which Buyer Furnished Equipment for such Aircraft must be delivered to the Manufacturer to permit installation in and delivery of such Aircraft in accordance with the delivery schedule referred to in Clause 9. The Buyer shall furnish such equipment to the Manufacturer at such locations by such dates. The Buyer, at its own expense, shall also furnish or cause to be present at the works where such Buyer Furnished Equipment is to be installed, when requested by the Manufacturer, field service representatives to provide the Manufacturer technical advice regarding the installation and calibration of Buyer Furnished Equipment.

18.2        Specification and Airworthiness Approvals

            The Buyer warrants that all Buyer Furnished Equipment shall, to its knowledge, meet the requirements of the Specification, shall comply with applicable DGAC and FAA regulations and shall be approved by the DGAC and the FAA for installation and use on an Aircraft at the time of delivery of such Aircraft. The Seller shall bear no expense in connection with adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain DGAC and FAA approval.


                                      18-1

18.3        Delay and Nonperformance

            Any delay or failure in complying with the warranty in the foregoing Subclause 18.2, in providing the descriptive information and services mentioned in Subclause 18.1 hereof, in furnishing the Buyer Furnished Equipment or in obtaining any required approval of such equipment under the DGAC or FAA regulations shall be the responsibility of the Buyer, to the extent that such delay or failure shall in turn,

            (i) delay the performance of any act to be performed by or on behalf of the Seller or the Manufacturer, or

            (ii) cause the Final Contract Price of the Aircraft to be increased by the amount of the Seller's additional costs, if any, attributable to such delay or failure by the Buyer, including, without limitation, storage, taxes, insurance and costs of out-of-sequence installation, and any resulting cost shall be borne by the Buyer.

            Further, in any such event, the Seller may elect to take any of the actions set forth below in Subclauses 18.3.2, 18.3.3 or 18.3.4:

18.3.2 The Seller shall be entitled to cause the Manufacturer to select, purchase and install the Buyer Furnished Equipment involved, in which event the Final Contract Price of the affected Aircraft shall be increased by the purchase price of such Buyer Furnished Equipment plus reasonable costs and expenses incurred by the Manufacturer for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Contract Price of such Aircraft, for adjustment and calibration.

18.3.3 If (i) delivery of the Buyer Furnished Equipment is delayed by more than thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment required to obtain certification of the Aircraft in accordance with Subclause 2.3 hereof is not approved by the DGAC or the FAA within thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then, subject to reasonable industrial and commercial constraints, the Seller shall use its reasonable efforts to identify a replacement Buyer Furnished Equipment of its choice (the "Replacement BFE") for the


                                      18-2

            Aircraft, in which case the provisions of Subclause 18.3.2 above applicable to the Replacement BFE shall apply. Should the Seller be unable after diligent efforts to identify a Replacement BFE, then, notwithstanding the terms of Subclause 2.3, the Seller shall be entitled to deliver the affected Aircraft where it is then located with no obligation to install such Buyer Furnished Equipment. Upon such delivery the Seller shall be relieved of all obligations to install such Buyer Furnished Equipment.

18.3.4      If (i) the Buyer Furnished Equipment is delayed by more than thirty
            (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment is not required for certification of the Aircraft and is not approved by the DGAC or the FAA within thirty
            (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then the Seller shall be entitled to deliver the Aircraft with no obligation to install such Buyer Furnished Equipment. The Buyer may also elect to have the Aircraft so delivered, whereupon the Seller will be relieved of all obligations to install such Buyer Furnished Equipment.

18.3.5 Any Buyer Furnished Equipment installed on an Aircraft and subsequently removed, as a result of action or inaction by the Buyer, shall be removed at the Buyer's expense.

18.4        Tax-Free Zones

            The Buyer will cause all Buyer Furnished Equipment to be delivered at its own expense to tax-free zones at the following addresses:

            (i) For all Buyer Furnished Equipment other than cabin furnishing equipment:

                  Aerospatiale, Societe Nationale Industrielle 316, Route de Bayonne
                  31000 Toulouse
                  FRANCE

            (ii)  For cabin furnishing equipment:

                  Daimler-Benz Aerospace Airbus GmbH
                  Division Hamburger Flugzeugbau
                  Kreetslag 10
                  21129 Hamburg
                  GERMANY


                                      18-3
            or to such other addresses as the Seller may notify in writing to the Buyer.

18.5        Risk of Loss

            Title to and risk of loss of Buyer Furnished Equipment shall at all times remain with the Buyer. When Buyer Furnished Equipment is in the possession of the Seller, the Seller shall have only such responsibility therefor as is chargeable by law to a bailee for hire, but shall not be liable for loss of use. In addition, the Seller shall insure the Buyer against direct damages for loss of Buyer Furnished Equipment in the possession of the Seller.

18.6        Seller-Supplied Buyer Furnished Equipment

            If the Buyer requests the Seller to cause the Manufacturer to supply directly certain items that are Buyer Furnished Equipment pursuant to the Specification, and if compliance with such request by the Seller and the Manufacturer in their judgment shall not affect the delivery date of an Aircraft referred to in Clause 9, then the Seller shall order such items subject to the execution of an SCN reflecting the effect on price and any other items and conditions of this Agreement. In such a case, the Seller shall be entitled to the payment of a reasonable handling charge and shall bear no liability in respect of any delay caused and product support commitments assumed by the Vendor of such Buyer Furnished Equipment. The provisions of Subclauses 18.2 and 18.3 shall apply to Buyer Furnished Equipment covered under this Subclause 18.6 in the event of any delay in approval or delivery of such Buyer Furnished Equipment.

                                      18-4

19 -        ASSIGNMENT

19.1        Successors and Assigns

            Subject to the provisions of this Subclause 19.1, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement shall not be assigned in whole or in part by either party without the prior written consent of the other party. Notwithstanding anything herein to the contrary, so long as the same does not affect any of the Seller's obligations under Subclause 2.3 of the Agreement, the Seller may at any time, without the Buyer's consent, assign any of its rights to receive money, and any of its duties to effect sale and delivery of any Aircraft, or any of its responsibilities, duties or obligations to perform any other obligations hereunder to the Manufacturer, any of the Associated Contractors, ASC or any affiliate of the Seller, the Manufacturer or of any Associated Contractor.

19.2        Seller's Designations

            The Seller may at any time by notice to the Buyer designate particular facilities or particular personnel of the Manufacturer, ASC, any of the Associated Contractors or any affiliate of the Manufacturer or any Associated Contractor at which or by whom the services to be performed under this Agreement shall be performed. The Seller may also designate the Manufacturer, any Associated Contractor or any affiliate of the Manufacturer or any Associated Contractor as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in this Agreement.

19.3        Assignment in Case of Resale or Lease

            In the event of the resale or lease of any Aircraft, pursuant to a financing arrangement, by the Buyer immediately before, upon, or immediately after delivery thereof to the Buyer, the Buyer's rights with respect to such Aircraft under this Agreement, other than the Buyer's rights under Clauses 3, 14, 15, 16 and 17 hereof and the Letter Agreements hereto, may be assigned to the extent necessary with the Seller's prior written consent to the terms and conditions of such assignment, such consent not to be unreasonably withheld. The Buyer shall furnish to the Seller a true copy of such agreement with such purchaser or lessor, clearly stating that such purchaser or lessor acknowledges that it is bound by and will comply with all applicable terms, conditions and limitations of this Agreement.


                                      19-1

20 -        DATA RETRIEVAL

            On the Seller's reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

                                      20-1

21 -        TERMINATION FOR CERTAIN EVENTS; INSECURITY EVENTS; FURTHER
            ASSURANCES

21.1        Termination Events

21.1.1 Each of the following shall constitute a "Termination Event" under this Agreement:

            (1) The Buyer or any other party shall commence any case, proceeding or other action with respect to the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days.

            (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer for all or substantially all of its assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or the Buyer makes a general assignment for the benefit of its creditors.

            (3) An action is commenced against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for sixty
                  (60) days.

            (4) The Buyer becomes insolvent or fails generally to pay its debts as they become due.

            (5) There is a liquidation, winding up or analogous event with respect to the Buyer.

            (6) The Buyer fails to make (i) any payment required to be made pursuant to this Agreement or any other agreement between the Buyer and the Seller dated the date hereof when such payment comes due, (ii) any Predelivery Payment required to be made pursuant to Subclause 6.2 of this Agreement, (iii) payment of all or part of the Final Contract Price required to be made pursuant to Subclause 6.3 of this Agreement, or (iv) any payments as they become due the Propulsion Systems manufacturer or an A320 operating lessor, under their respective agreements with the Buyer.


                                        21-1

            (7) The Buyer shall default on any payment of principal or interest on any indebtedness or in the payment of any guarantee obligation to the Seller or any of its Affiliates.

            (8) The Buyer shall default on any payment of any lease obligation relating to any Aircraft.

            (9) The Buyer shall default in its obligation to take delivery of an Aircraft as provided in Subclause 9.3 of this Agreement.

            (10) The Buyer shall default in the observance or performance of any other covenant or undertaking contained in this Agreement or any other agreement between the Buyer and the Seller dated as of the date hereof, beyond a five day cure period.

            (11) The Buyer shall fail to provide Comfort (as defined in Subclause 21.2 hereof) to the Seller within forty-five (45) days of the occurrence of an Insecurity Event (as defined in Subclause 21.2 hereof).

            Immediately upon the occurrence of a Termination Event, the Buyer shall notify the Seller of such occurrence in writing and by courier or telecopier, provided, however, that any failure by the Buyer to notify the Seller shall not prejudice the Seller's rights hereunder.

21.1.2 In the event of any Termination Event, the Seller shall at its option have the right to resort to any remedy under applicable law (provided that the Seller shall mitigate its damages), including, without limitation, the right by written notice, effective immediately, to (i) suspend its performance under the Agreement and under the agreements between the Buyer and the Seller dated the date hereof, (ii) terminate this Agreement or any agreement between the Buyer and the Seller dated the date hereof with respect to any or all Aircraft, services, data and other items undelivered or unfurnished on the effective date of such termination and (iii) retain, as part of the damages for breach and not as a penalty, an amount equal to (a) all Predelivery Payments and (b) all other payments to the Seller made theretofore under this Agreement and
            (iv) receive payment for the Utilized Amount of the Upfront Support Credit pursuant to the Financial Matters Agreement dated the date hereof between the Buyer and the Seller.


                                      21-2

21.2        Insecurity Events

            Any of the following shall constitute an "Insecurity Event" and any remedies therefor provided in this Agreement shall be in addition to and not in substitution for any rights the Seller may have at law to terminate this Agreement as set forth in Subclause 21.1.2:

            (a) At the end of each of the following months, the Buyer shall fail to have unencumbered cash balances of not less than the product of (i) $225,000 (US dollars--two hundred twenty-five thousand) at the end of April 1995; $150,000 (US dollars--one hundred fifty thousand) at the end of May 1995; $150,000 (US dollars--one hundred fifty thousand) at the end of June 1995; $250,000 (US dollars--two hundred fifty thousand) at the end of July 1995; $300,000 (US dollars--three hundred thousand) at the end of August 1995; $325,000 (US dollars--three hundred twenty-five thousand) at the end of September 1995; and $350,000 (US dollars--three hundred fifty thousand) at the end of each month thereafter until the termination of this Agreement; (in each case as adjusted to any month of determination from March 1995 by multiplying the relevant requisite unencumbered cash balance by the ratio of (A) to
                  (B), where (A) is equal to the Consumer Price Index ("CPI") reported for the third month prior to such month of determination and (B) is equal to the CPI reported for March
                  1995) (provided, however, that in no event shall the number computed thereby be less than one (1)) multiplied by (ii) the number of jet-powered aircraft then owned, acquired pursuant to a conditional sale agreement or leased by the Buyer (in each case whether or not then operated by the Buyer);

            (b) The ratio of current assets to current liabilities, as those amounts would be determined through the application of Generally Accepted Accounting Principles, is 0.80 to 1 or less; or

            (c) If at any time the Buyer shall enter into a revolving credit agreement, line of credit or similar extension of credit and such agreement is terminated (other than by its own terms or by the Buyer) or a covenant is breached and such breach is not waived or ceases to exist within thirty (30) days after the occurrence thereof; or


                                        21-3

            (d) With respect to the Agreement of Sublease dated January 18, 1995, between the Buyer and American Airlines, Inc. ("American"), relating to property which American has leased or will lease to the Buyer (as such agreement may be amended from time to time); if such agreement is terminated prior to March 31, 1997, and at any subsequent date if such termination results in an unfavorable change in the Buyer's financial condition or if such agreement becomes subject to revision in a manner that is materially unfavorable to the Buyer; or

            (e) With respect to the current holders of the Buyer's outstanding shares, the current majority shareholder ceases to control eighty percent (80%) of the outstanding voting shares of the Buyer or its successor, provided that this shall not apply in the event of a public offering of the Buyer, as long as such public offering provides the Buyer (or its successor) with a total debt-to-net worth ratio, as those amounts would be determined through the application of Generally Accepted Accounting Principles, of at least three to one; or

            (f) With respect to any or all of the seven operating leases or any other leases in replacement thereof for the Buyer's use of the Fokker F-l00 aircraft ("Fokker F-l00 Aircraft Leases"), the Buyer fails to make a payment when due or a financial covenant thereunder is breached; provided, however, that such provision shall not apply for as long as the earlier of the following events has occurred and/or is continuing: (i) the Buyer fails to make a payment under the Fokker F-l00 Aircraft Leases and such nonpayment is not cured to the satisfaction of the lessor under the Fokker F-l00 Aircraft Leases and the Buyer within thirty (30), days and (ii) the Lessor under the Fokker F-l00 Aircraft Leases delivers to the Buyer a notice of termination or seeks to repossess the aircraft; or

            (g) With respect to any or all of the four aircraft leases for the Buyer's use of A320 aircraft, between the Buyer and ORIX, or any of its Affiliates, or any successor or assignee, the Buyer fails to make a payment when due or a financial covenant thereunder is breached; or

            (h) With respect to the Term Loan Agreement, dated as of April 14, 1994, between the Buyer and American National Bank and Trust Company of Chicago or any successor thereto, the Buyer fails to make a payment when due or a financial covenant thereunder is breached; or


                                        21-4

            (i) With respect to any other significant credit or lease financing facility or similar agreement, including but not limited to any agreement signed subsequent to this date for the lease of aircraft, either (i) the commitment to lend, finance or lease, as the case may be, thereunder is terminated (other than by the Buyer) or (ii) a financial covenant thereunder is breached and such breach is not waived or ceases to exist within forty-five (45) days after the occurrence thereof; or

            (j) The Buyer is involuntarily removed from active membership and participation in the airline clearinghouse (or any substitute or replacement arrangement) among domestic airlines or the Buyer is placed on a cash basis by such clearinghouse (or any such substitute or replacement arrangement).

            Within five (5) days of the occurrence of an Insecurity Event, the Buyer shall notify the Seller of such occurrence in writing and by courier or telecopier, provided, however, that any failure by the Buyer to notify the Seller shall not prejudice the Seller's rights hereunder.

            If Comfort is not received by the Seller within forty-five (45) days after the date of the Insecurity Event, the Seller may treat this Agreement as terminated by giving written notice of such termination to the Buyer. Such termination shall constitute a Termination Event and Subclause 21.1.2 above shall apply.

            The term "Comfort," is defined as follows:

            Comfort - at the time of determination, assurance from the Buyer to the Seller of the Buyer's ability to duly perform each of the Buyer's obligations under this Agreement and any agreement between the Buyer and the Seller dated the date hereof (including with respect to all Option Aircraft, assuming such options have been exercised at the time) at the time and in the manner that each such obligation is required to be performed, provided that such assurance shall:

            (a) consist of assurance substantially identical to that constituting "adequate assurance of due performance" within the meaning of Article 2-609 of the Uniform Commercial Code as in effect on the date hereof in the State of New York, and


                                        21-5

            (b)   be in writing or evidenced by a writing.

            In addition, Comfort shall be deemed to have been received hereunder if the event or circumstance which caused the Insecurity Event to occur hereunder has been cured satisfactorily as set forth above and the same has been evidenced in writing to the Seller.

21.3 The Seller's obligations pursuant to this Agreement are subject to the following conditions:

            (a)   No Termination Event shall have occurred and be continuing;

            (b) The Buyer shall have entered into the Security Agreement, dated the dated hereof and such supplemental security agreements (if applicable) as are contemplated by such Security Agreement;

            (c) Uniform Commercial Code financing statements covering the "Collateral," the subject of the defined Transaction Security Agreements, duly completed and executed by the Buyer and the Seller, and showing the Buyer as debtor and the Seller as secured party. Each such financing statement shall have been properly filed in each of the appropriate jurisdictions and the Seller shall have received evidence satisfactory to it of each such filing; and

            (d) Such other filings, instruments and documents with respect to the Buyer as the Seller may reasonably request in order to establish the taking by the Buyer of all necessary corporate action in connection herewith.


                                      21-6

22 -        MISCELLANEOUS PROVISIONS

22.1        Notices

            All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested), facsimile or other electronic transmission at the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail, facsimile or other electronic transmission, the date upon which sent; shall be deemed to be the effective date of such notice or request.

            The Seller shall be addressed at:

                     2, rond-point Maurice Bellonte
                     31700 Blagnac
                     FRANCE
                     Attention: Director - Contracts

                     Telephone: 33 61 30 40 12
                     Telex:  AVSA 521155F

             The Buyer shall be addressed at:

                     5713 South Central Avenue
                     Chicago, IL  60638
                     Attention: President

                     Telephone: 312-838-8100
                     Telecopier: 312-838-2069

                     Copy: General Counsel
                     Telephone: 312-466-3456
                     Telecopier: 312-454-0335

            From time to time, the party receiving the notice or request may designate another address or another person.

22.2        Waiver

            The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to


                                      22-1
            affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3        INTERPRETATION AND LAW

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.4        Confidentiality

            Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The provisions of this Subclause 22.4 shall survive any termination of this Agreement.

22.5        Severability

            In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.


                                        22-2

22.6        Alterations to Contract

            This Agreement, including its Exhibits, Appendixes and Letter Agreements, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, the Letter of Intent). This Agreement shall not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.7        Inconsistencies

            In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit or Letter Agreement attached to this Agreement, in each such case the terms of such Specification, Exhibit or Letter Agreement shall prevail over the terms of this Agreement. For the purpose of this Subclause 22.7, the term Agreement shall not include the Specification or any other Exhibit or Letter Agreement hereto.

22.8        Language

            All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.9        Headings

            All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.10       Counterparts

            This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

22.11       Opinion of Counsel

            The Buyer shall, concurrently with the execution of this Agreement, deliver to the Seller an opinion of counsel for the Buyer reasonably satisfactory to the Seller and dated as of such date to the effect that (i)


                                        22-3
            the execution, delivery and performance of this Agreement are within the corporate power of the Buyer, (ii) the execution, delivery and performance of this Agreement, in accordance with the respective terms by the Buyer, do not, to such counsel's knowledge, constitute a breach of any agreement to which the Buyer is a party, and (iii) this Agreement has been duly executed and delivered by and constitutes legal, valid and binding obligations of the Buyer enforceable in accordance with its terms, and such opinion shall also address such other matters as the Seller may reasonably request.

22.12       Conditions Precedent

            This Agreement shall be subject to:

            (a) the Propulsion System manufacturer's financial participation in the transactions that are the subject matter of the Agreement as outlined in Subparagraph (c) of the third paragraph of Paragraph 11 of the LOI, no later than March 31, 1995, (b) the execution by March 31, 1995, of an A320 operating lease agreement between the Buyer and ORIX, and (c) any other condition precedent to be fulfilled by either party before March 31, 1995, in any agreement between the Buyer and the Seller dated the date hereof.

            It is hereby agreed and understood that in the event that for any reason any of the above listed conditions is not met, the Buyer and the Seller may each unilaterally terminate this Agreement by written notice to the other without any further obligations to each other, provided, however, that the Seller shall refund to the Buyer (if applicable) the portion of the first Predelivery Payment received from the Buyer upon execution of the LOI and that has not been spent by the Seller (if applicable) to support the introduction of the A320 aircraft into the Buyer's fleet.


                                      22-4

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

AVSA, S.A.R.L.

By: /s/ Christophe Mourey
    -------------------------------
Title       Christophe Mourey
       AVSA Chief Executive Officer


Midway Airlines Corporation

By: /s/ Brian J. Olds
    -------------------------------

     Title

     Brian J. Olds

     Executive Vice president

     Chief Operating Officer

                                                                   EXHIBIT "A-1"

            The A320 Standard Specification is contained in a separate folder.


                                 Exh. A-1  1

                                                                   EXHIBIT "A-2"

            The A319 Standard Specification is contained in a separate folder.


                                 Exh. A-2  1

                                                                     EXHIBIT "B"

      Change orders will be mutually agreed between the Buyer and the Seller after execution of the Agreement. For practical purposes, the dollar amount of these change orders has been estimated (i) as set forth in Subclause 4.1.1.1
(ii) of the Agreement for the Aircraft and (ii) as set forth in Subparagraph
9.4.1.1.1 (ii) of Letter Agreement No. 3 to the Agreement for the Converted A319 Aircraft.


                                   Exh. B-1

                                                                     EXHIBIT "C"

                                    SCN FORM


                                    Exh. C-1

--------------------------------------------------------------------------------
                      A V S A               SCN No
[LOGO]
                                            Issue
             SPECIFICATION CHANGE NOTICE    Dated
                       (SCN)                Page No

--------------------------------------------------------------------------------
TITLE


DESCRIPTION


EFFECT ON WEIGHT Manufacturer's Weight Empty Change:
                 Operational Weight Empty Change ..:
                 Allowable Payload Change .........:

REMARKS/REFERENCES

         Responds to RFC

SPECIFICATION CHANGED BY THIS SCN


THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s):


--------------------------------------------------------------------------------
PRICE PER AIRCRAFT


US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on         Aircraft No          and subsequent.
Provided approval is received by

BUYER APPROVAL                               SELLER APPROVAL

By ...:                                      By ...:
Date .:                                      Date .:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      A V S A               SCN No
[LOGO]
                                            Issue
             SPECIFICATION CHANGE NOTICE    Dated
                       (SCN)                Page No

--------------------------------------------------------------------------------

      After contractual agreement with respect to weight, performance, delivery, etc., the indicated part of the specification wording will read as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      A V S A               SCN No
[LOGO]
                                            Issue
             SPECIFICATION CHANGE NOTICE    Dated
                       (SCN)                Page No

--------------------------------------------------------------------------------


SCOPE OF CHANGE  (FOR INFORMATION ONLY)

--------------------------------------------------------------------------------

                                                                     EXHIBIT "D"

                           SELLER SERVICE LIFE POLICY


1.          The Items covered by the Service Life Policy pursuant to Subclause
            12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2.          WINGS - CENTER AND OUTER WING BOX

2.1         Spars

2.2         Ribs Inside the Wing Box

2.3         Upper and Lower Panels of the Wing Box

2.4         Fittings

2.4.1       Attachment fittings for the flap structure

2.4.2       Attachment fittings for the engine pylons

2.4.3       Attachment fittings for the main landing gear

2.4.4       Attachment fittings for the center wing box

2.5         Auxiliary Support Structure

2.5.1       For the slats:

2.5.1.1     Ribs supporting the track rollers on wing box structure

2.5.1.2     Ribs supporting the actuators on wing box structure

2.5.2       For the ailerons:

2.5.2.1     Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2     Actuator fittings on wing box rear spar or shroud box

2.5.3       For airbrakes, spoilers, lift dumpers:

2.5.3.1     Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2     Actuator fittings on wing box rear spar or shroud box


                                    Exh. D-l

                                                                     EXHIBIT "D"

3.          FUSELAGE

3.1         Fuselage Structure

3.1.1       Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and centre wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5       Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8       Keel beam structure

3.2         Fittings

3.2.1       Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

4.          STABILIZERS

4.1         Horizontal Stabilizer Main Structural Box

4.1.1       Spars

4.1.2       Ribs

4.1.3       Upper and lower skins and stringers

4.1.4       Attachment fittings to fuselage and trim screw actuator

4.1.5       Elevator support structure

4.1.5.1     Hinge bracket

4.1.5.2     Servocontrol attachment brackets


                                    Exh. D-2

                                                                     EXHIBIT "D"

4.2         Vertical Stabilizer Main Structural Box

4.2.1       Spars

4.2.2       Ribs

4.2.3       Skins and stringers

4.2.4       Attachment fittings to fuselage

4.2.5       Rudder support structure

4.2.5.1     Hinge brackets

4.2.5.2     Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.


                                    Exh. D-3

                                                                     EXHIBIT "E"

                      CERTIFICATE OF ACCEPTANCE

In accordance with the terms of that certain Airbus A320 Purchase Agreement (the "Purchase Agreement") dated as of March ___ , 1995, between AVSA, S.A.R.L. ("AVSA") and Midway Airlines Corporation ("Midway"), the acceptance inspection relating to the Airbus A320-200 aircraft (the "Aircraft"), manufacturer's serial no. _____ FAA Registration No.: ___________, with two (2) series propulsion systems installed thereon, serial nos. _________ (position #1) and ____________ (position #2), has taken place at Toulouse, France, on the ______ day of ____________ , 19__.

In view of said inspection having been carried out with satisfactory results, Midway hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Agreement, provided, however, that Midway's execution of this Certificate of Acceptance shall not constitute a waiver of Midway's rights or remedies in the enforcement of any and all of the Seller's warranty obligations under the Purchase Agreement.

Midway specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                                      RECEIPT AND ACCEPTANCE OF THE
                                      ABOVE-DESCRIBED AIRCRAFT
                                      ACKNOWLEDGED


                                      MIDWAY AIRLINES CORPORATION


                                      By: _______________________


                                      Title: ____________________


                                    Exh. E-l

                                                                     EXHIBIT "F"

                             TECHNICAL PUBLICATIONS

                                     GENERAL

This Exhibit "F" lists the form, type, quantity and delivery dates for the Technical Publications to be provided to the Buyer pursuant to Clause 14 of the Agreement.

The Technical Publications are published in accordance with ATA Specification 100 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 100 revision other than revision 23.

The designation "C" after the title of a Technical Publication indicates that such Technical Publication may be customized.


                                    Exh. F-l

                                                                     EXHIBIT "F"

1           ENGINEERING DOCUMENTS

1.1         Installation and Assembly Drawings (IAD)--C

            The IAD will be delivered according to the Buyer's standard for the major Assembly and Installation drawings.

1.2         Drawing Number Index (DNI)--C

            The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.3         Process and Material Specification (PMS)

            The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4         Standards Manual (SM)

            The SM contains data about Seller approved standards and includes cross reference lists.

2           MAINTENANCE AND ASSOCIATED MANUALS

2.1         APU Build-up Manual (ABM)

            The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2         Aircraft Maintenance Manual (AMM)--C

            The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The trouble shooting part is covered in Subparagraph 2.21 below.

            *Aircraft Maintenance Manual Chapter O5 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

2.3         Aircraft Time Limits/Maintenance Checks (TLMC)

            The TLMC document provides the Manufacturer's recommended scheduled time limits for inspections and maintenance checks.

2.4         Aircraft Schematics Manual (ASM)--C

            The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.


                                    Exh. F-2

                                                                     EXHIBIT "F"

2.5         Aircraft Wiring Manual (AWM)--C

            The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.

2.6         Aircraft Wiring Lists (AWL)--C

            The AWL is part of the Wiring Manual. Supplied as a separate document for lists.

2.7         Consumable Material List (CML)

            The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.8         Duct Repair Manual (DRM)

            The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.

2.9         ECAM System Logic Book (ESLB)

            The ESLB contains the data that is used to generate the output messages and/or the graphics that are shown on the ECAM display units.

2.10        Fuel Pipe Repair Manual (FPRM)

            The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.11 Illustrated Parts Catalog (IPC)--C The IPC for the power plant is provided separately.

2.12        Illustrated Parts Catalog (power plant) (PPIPC)--C

            The PPIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

2.13        Illustrated Tool and Equipment Manual (TEM)

            The TEM provides information on Ground Equipment and Tools listed in the Seller's Aircraft Maintenance Manual.


                                    Exh. F-3

                                                                     EXHIBIT "F"

2.14        Maintenance Facility Planning (MFP)


            The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.15        Maintenance Planning Document (MPD)

            The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.

2.16        Power Plant Build-up Manual (PPBM)

            The PPBM provides instructions for the installation of a quick engine change kit on a bare engine.

2.17        Support Equipment Summary (SES)

            The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.18        Tool Drawings (TD)

            TD's will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools. A Tool Drawing Index
            (TDI) will be supplied.

2.19        Tool Drawing Index (TDI)

            The TDI is an alpha-numeric listing of the TD's.

2.20        Tool and Equipment Bulletin (TEB)

            The TEB provides advance information related to tools and test equipment development.

2.21        Trouble Shooting Manual (TSM)

            The TSM complements the CFDS and provides troubleshooting data in the following three levels:

            Level 1  -    Aimed at line use. Fault isolation guidance for
                          systems or parts of systems monitored mainly by CFDS.
                          Also guidance for systems not monitored by CFDS.


            Level 2  -    Aimed at hangar use.  Fault isolation guidance for
                          non-CFDS monitored systems in the form of functional block diagrams, charts and tables.


                                    Exh. F-4

                                                                     EXHIBIT "F"

            Level 3  -    Aimed at engineering use.  List of CFDS messages
                          and decoding of trouble shooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.

3.          MISCELLANEOUS DOCUMENTATION

3.1         Airplane Characteristics for Airport Planning (AC)

            The AC will be in general accordance with Specification NAS 3601.

3.2         Aircraft Recovery Manual (ARM)

            The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3         Cargo Loading System Manual (CLS)

            The CLS details handling procedures for the Cargo Loading System.

3.4         Crash Crew Chart (CCC)

            The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.

3.5         Guidelines for Customer Originated Changes (COC)

            The COC provides production and presentation rules for the data covering Buyer originated changes on the Aircraft to be incorporated by the Seller in the Technical Publications as per Subclause 14.11 of the Agreement.

3.6         List of Radioactive and Hazardous Elements (LRE)

            The LRE provides information on components and materials for which specific precautions have to be taken.

3.7         List of Applicable Publications (LAP)--C

            The LAP will record the Seller's various Airframe Technical Publications indicating the last valid revision number and issue date.


                                    Exh. F-5

                                                                     EXHIBIT "F"

3.8         Livestock Transportation Manual (LTM)

            The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.

3.9         Service Bulletins (SB)--C

            The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.10        Service Bulletin Index (SBI)

            The SBI is a listing of all Service Bulletins issued in ATA 100 chapter sequence.

            The SBI provides details of SB number, SB title, associated modification number, issue status, Vendor SB number (if applicable) and affected fleet.

3.11        Service Information Letters (SIL)

            SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer's authority.

3.12        Transortability Manual (TM)

            The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.13        Supplier Product Support Agreements (SPSA)

            The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.14        Vendor Information Manual (VIM)

            The VIM provides Vendor contact information.

3.15        Vendor Information Manual (GSE) (VIM/GSE)

            The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.


                                    Exh. F-6

                                                                     EXHIBIT "F"

4           OPERATIONAL MANUALS

4.1         Cabin Attendant Operating Manual (CAOM)--C

            The CAOM describes the Aircraft in its standard version and provides operating instructions for the equipment controlled by cabin attendants.

4.2         Abnormal/Emergency Check List (CL)--C

            The CL is an extract from the FCOM presented as a booklet for quick in-flight use.

4.3         Flight Crew Operating Manual (FCOM)--C

            The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.4         FAA Approved Flight Manual (AFM)--C

            The AFM provides Aircraft performance operating limitations and other flight data required by the relevant airworthiness authorities for certification. It includes the Configuration Deviation List
            (CDL).

4.5         Master Minimum Equipment List (MMEL)

            The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer's own Minimum Equipment List
            (MEL).

4.6         Noise Definition Manual (NDM)

            The NDM provides all the necessary curves to determine noise levels for various phases of operations: on the ground, at take-off and during approach.

4.7         Trim Sheet (TS)

            The TS enables the ground crew to determine the center of gravity of the Aircraft according to the actual load (cargo, fuel, passengers).


                                    Exh. F-7

                                                                     EXHIBIT "F"

4.8         Performance Engineering Program (PEP)

            The PEP consists of a Low Speed performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix A to this Exhibit "F."

            The Low Speed Performance programs consist of the Takeoff and Landing Chart computation program (TLC) which permits the computation of:

            - regulatory take-off and landing performance,

            - noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program
              (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

            The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.9         Performance Program Manual (PPM)

            The PPM is the users' guide for the Performance Engineering Program
            (PEP).

4.10        Weight and Balance Manual (WBM) and Weight and Balance Manual
            Supplements--C

            The corresponding supplements:

            -Delivery Weighing Report,
            -Equipment List,

            will be delivered with each Aircraft.

5           OVERHAUL DATA

5.1         Component Documentation Status (CDS)--C

            The CDS lists Component Maintenance Manuals in accordance with Paragraphs 5.4 and 5.5 below.


                                    Exh. F-8

                                                                     EXHIBIT "F"

5.2         Component Evolution List (CEL)

            The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

            The information is provided in order of:
            - part number
            - FSCM
            - ATA reference.

5.3         Cable Fabrication Manual (CFM)

            The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.4         Component Maintenance Manual Manufacturer (CMMM)

            The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5         Component Maintenance Manual Vendor (CMMV)

            The Seller shall endeavor to ensure that each Vendor of repairable components shall deliver to the Buyer a Component Maintenance Manual Vendor with revision service.

6           STRUCTURAL MANUALS

6.1         Nondestructive Testing Manual (NTM)

            The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2         Structural Repair Manual (SRM)

            The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure.


                                    Exh. F-9

                                                                     EXHIBIT "F"


                      MANUAL FORMAT AND TYPE IDENTIFICATION

FORM        AC          APERTURE CARD. Refers to 35mm film contained on
                        punched aperture cards.

            ADRES       Aircraft Documentation Retrieval System on CD ROM.

            D           FLOPPY DISK

            F MICROFILM. Refers to l6mm roll film in 3M type cartridges.

            MF MASTER FILM. Refers to thick diazo film suitable for further reproduction.

            MFC         MICROFICHE.

            MP Refers to paper printed one side, unpunched quality shall be suitable for further reproduction or microfilming.

            MT          MAGNETIC TAPE

            P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

            P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

TYPE        C           CUSTOMIZED. Refers to manuals which are customized to
                        specific MSNs.

            E           ENVELOPE. Refers to manuals which are not customized.

            P PRELIMINARY. Refers to preliminary data or manuals which may consist of:

                        -either one time issue not maintained by revision service, or

                        -preliminary issues maintained by revision service until final manual or data delivery, or

                        -supply of best available data under final format with progressive completion through revision service.

DELIVERY Manual delivery is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

            It is agreed that the number of days indicated will be rounded up to the next regular revision release date.


                                    Exh. F-10

                                                                     EXHIBIT "F"

MANUALS AVAILABLE (headlines)

1 - ENGINEERING DOCUMENTS
2 - MAINTENANCE & ASSOCIATED MANUALS
3 - MISCELLANEOUS PUBLICATIONS
4 - OPERATIONAL MANUALS AND DATA
5 - OVERHAUL DATA
6 - STRUCTURAL MANUALS

        MANUALS AVAILABLE (detailed)        Abbr  Form  Type  Qty   ATA  Deliv.
                                            ----  ----  ----  ---   ---  ------

1.     ENGINEERING DOCUMENTS

       Installation and Assembly            IAD    AC     C    1    NO     0
       Drawings

       Parts Usage (Effectivity)            PU     F      E    1    NO     0

       Schedule (Drawing                    S      F      E    1    NO     0
       Nomenclature)

       Drawing Number Index                 DNI    P1     C    1    NO     0

       Process and Material                 PMS    F      E    1    NO     0
       Specification

       Standards Manual                     SM     F      E    1    NO     0

2.     MAINTENANCE & ASSOCIATED MANUALS

       APU Build-up Manual                  ABM    P2     E    2    NO    90

       Aircraft Maintenance Manual          AMM    P2     C    1    YES   90
                                                   F      C    2    YES   90
                                                   MF     C    1    YES   90
                                                   ADRES  C    1    YES   90
                                                   MT*    C    1    YES   90

       Aircraft Time Limits/                TLMC  P2      C    3    YES   90
       Maintenance Checks

       Aircraft Schematics Manual           ASM    P1     C    1    YES   90
                                                   F      C    2    YES   90
                                                   MF     C    1    YES   90
                                                   MT**   C    1    YES   90

       Aircraft Wiring Manual               AWM    P1     C    1    YES   90
                                                   F      C    3    YES   90
                                                   MF     C    1    YES   90
                                                   MT**   C    1    YES   90

* Field trial of ADRES required to determine if MT needs to be shipped to the Buyer. Seller to hold MT on stock until Buyer's notification to ship.


**    If developed and available.


                                    Exh. F-11

                                                                     EXHIBIT "F"


        MANUALS AVAILABLE (detailed)        Abbr  Form  Type  Qty   ATA  Deliv.
                                            ----  ----  ----  ---   ---  ------

       Aircraft Wiring Lists                AWL    F      C     3    YES   90
                                                   P1     C     1    YES   90

       Consumable Material List             CML    P2     E     1    YES   90

       Duct Repair Manual                   DRM    P2     E     1    NO    90

       ECAM System Logic Book               ESLB   P2     E     1    NO    90

       Fuel Pipe Repair Manual              FPRM   P2     E     1    NO    90

       Illustrated Parts Catalog            IPC    F      C     3    YES   90*
       (Airframe)                                  MF     C     1    YES   90
                                                   ADRES  C     1    YES   90
                                                   MT**   C     1    YES   90


       Illustrated Parts Catalog            PIPC   F      C     3    NO    90+
       (Power Plant)

       Illustrated Tool and                 TEM    P2     E     3    YES   360
       Equipment Manual

       Maintenance Facility Planning        MFP    P2     E     3    NO    90

       Maintenance Planning Document        MPD    P2     E     3    NO    360

       Power Plant Build-up Manual          PPBM   P2     E     3    YES   90+

       Support Equipment Summary            SES    P1     E     3    NO    360

       Tool and Equipment Drawings          TED    AC     E     1    NO    360

       Tool and Equipment Index             TEI    P2     E     2    NO    360

       Tool and Equipment Bulletins         TEB    P1     E     3    NO    0

       Trouble Shooting Manual              TSM    P2     C     3    NO    90
                                                   MF     C     1    NO    90

* Issue date to be coordinated with Initial Provisioning Data delivery provided for under the terms of Letter Agreement No. 1 to the Agreement.

** Field trial of ADRES required to determine if MT needs to be shipped to the Buyer. Seller to hold MT on stock until Buyer's notification to ship.

+     Supplied by the Propulsion Systems manufacturer.


                                    Exh. F-12

                                                                     EXHIBIT "F"


        MANUALS AVAILABLE (detailed)        Abbr  Form  Type  Qty   ATA  Deliv.
                                            ----  ----  ----  ---   ---  ------

3      MISCELLANEOUS PUBLICATIONS

       Airplane Characteristics for         AC     P2     E     2    NO     360
       Airport Planning

       Aircraft Recovery Manual             ARM    P2     E     2    YES    90

       Cargo Loading System Manual          CLS    P2     E     3    NO     180

       Crash Crew Chart                     CCC    P1     E     5    NO     180

       Guidelines for Customer              GCOC   P1     E     1    NO     0
       Originated Changes

       List of Radioactive and              LRE    P2     E     1    NO     90
       Hazardous Elements

       List of Applicable                   LAP    P2     C     1    NO     90
       Publications

       Livestock Transportation             LTM    P2     E     1    NO     90*
       Manual

       Service Bulletin                     SB     P2     C     2    YES    0
                                                   F      E     1    YES    90

       Service Bulletin Index               SBI    P2     E     1    YES    90

       Service Information Letters          SIL    P1     E     2    YES    0

       Transportability Manual              TM     P1     E     1    NO     90

       Vendor Product Support               VPSA   P2     E     2    NO     360
       Agreements

       Vendor Information Manual            VIM    D      E     2    NO     360

       Vendor Information Manual            VIM/   P2     E     2    NO     360
       GSE                                  GSE


*     Available on specific request.


                                    Exh. F-13

                                                                     EXHIBIT "F"

       MANUALS AVAILABLE (detailed)         Abbr  Form  Type  Qty   ATA  Deliv.
                                            ----  ----  ----  ---   ---  ------

4      OPERATIONAL MANUALS AND DATA

       Cabin Attendant Operating            CAOM   P2     C     5+   NO    90
       Manual

       Abnormal/Emergency                   CL     P2     C     5+   NO    90
       Check List

       Flight Crew Operating Manual         FCOM   P2     C     5*   NO    90
                                                   MT^    C     1    NO    90

       Flight Manual                        FM     P2     C     11   NO    0

       Master Minimum Equipment             MMEL   P2     E     3    NO    90
       List

       Noise Definition Manual              NDM    P2     E     1    NO    90

       Trim Sheet                           TS     P2     E     1    NO    90

       Performance Engineering              PEP    D      C     1    NO    90
       Program

       Performance Program Manual           PPM    P2     C     1    NO    90

       Weight and Balance Manual            WBM    P2     C     1^^  YES   0++


+     Provided as part of the Flight Crew Training in Clause 16.

* In addition, the Seller will provide one FCOM manual for each pilot trained under Clause 16. As of issuance to the Buyer of the first general revision of the FCOM after execution of this Agreement, the Buyer's FCOM shall be subject to revision service, pursuant to Clause 14 of the Agreement.

^     Includes manuals provided upon delivery of each Aircraft.

^^    Per aircraft.

++ Weighing Equipment List delivered two weeks after delivery of the Aircraft.


                                    Exh. F-14

                                               APPENDIX "A" to EXHIBIT "F"

MANUALS AVAILABLE (detailed)               Abbr  Form  Type   Qty  ATA   Deliv.
                                           ----  ----  ----   ---  ---   ------

5     OVERHAUL DATA

      Component Documentation              CDS    P2     C     3    NO     180
      Status                                      D      C          NO     180

      Component Evolution List             CEL    P2     E     3    NO      *

      Cable Fabrication Manual             CFM    P2     E     1    NO      90

      Component Maintenance Manual         CMMM   P2     E     1    YES    180
      Airframe Manufacturer                       F      E     1    YES    180
                                                  MFC          1

      Component Maintenance Manual         CMMV   P2     E     1    YES    180
      Vendor (from the vendor)                    MFC          1

6     STRUCTURAL MANUALS

      Nondestructive Testing               NTM    P2     E     2    YES     90
      Manual

      Structural Repair Manual             SRM    P2     E     1    YES     90
                                                  F      E     2    YES     90

*     Optional. Delivered as follow-on for CDS.


                                  Exh. F-15

                                                     APPENDIX "A" to EXHIBIT "F"

                                 LICENSE FOR USE
                  OF THE PERFORMANCE ENGINEERING PROGRAMS (PEP)

1.    GRANT

      The Seller grants to the Buyer the right to use the Performance Engineering Programs (PEP) in machine readable form on a single computer during the term of this license agreement (the "License Agreement")

      Use of the PEP in readable form shall be limited to one (1) copy. However, the Seller may make duplicate copies, provided that they are either contained in the same computer as the original copy, or produced for checkpoint and restart purposes or made with the consent of the Seller for a specific need.

2.    MERGING

      The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer, but, on termination of this License Agreement, the Buyer shall remove the PEP from the other program material with which it has been merged.

      The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3.    PERSONAL LICENSE

      The above described license is personal to the Buyer, nontransferable and nonexclusive.

4.    INSTALLATION

      It is the Buyer's responsibility to install the PEP and to perform any mergings and checks. The Seller shall, however, assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.


                                  Exh. F-16

                                                     APPENDIX "A" to EXHIBIT "F"

5.    PROPRIETARY RIGHTS AND NONDISCLOSURE

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP, parts thereof or its contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.    CONDITIONS OF USE

6.1 The Seller does not warrant that the PEP shall contain no errors. However, should the PEP be found to contain any error at delivery, the Buyer shall notify the Seller promptly thereof and the Seller shall take all proper steps to correct the same at its own expense.

6.2 The Buyer shall ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and that the Buyer shall undertake to use the PEP in accordance with the PPM.

6.4 The PEP is supplied under the express condition that the Seller shall have no liability in contract or in tort arising from or in connection with the Buyer's use of or inability to use the PEP.

7.    DURATION

      Subject to the Buyer's compliance with the terms of this License Agreement, the rights under this License Agreement shall be granted to the Buyer for as long as the Buyer operates an Aircraft to which the PEP refers.


                                  Exh. F-17

                                                                     EXHIBIT "G"

                         AIRFRAME PRICE REVISION FORMULA

1.    BASE PRICE

      The Base Price of the Airframe is as quoted above in Subclause 4.1.1 of this Agreement for Aircraft that are A320-200 model aircraft and in Subparagraph 9.4.1.1 of Letter Agreement No. 3 to the Agreement for Aircraft that are Converted A319 Aircraft.

      The Base Price of a set of two (2) nacelles and two (2) thrust reversers is as quoted in Subclause 4.1.2.1(ii) of the Agreement for Aircraft that are A320-200 model aircraft and in Subparagraph 9.4.1.2.1(ii) of Letter Agreement No. 3 to the Agreement for Aircraft that are Converted A319 Aircraft.

      The Base Price of the engine configuration option is as quoted in Subclause 4.1.2.l(iii) or Subclause 4.1.2.2(ii) (as applicable).

2     Base Period

      The above Base Prices have been established in accordance with the economic conditions prevailing in December 1993/January 1994/February 1994 and corresponding to theoretical delivery conditions prevailing in January 1995, as defined by HEb and ICb index values indicated in Paragraph 4 of this Exhibit "G."

      These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "G."

      HEb and ICb values indicated below in Paragraph 4 of this Exhibit "G" will not be subject to any revision of these indexes.

3.    Reference Indexes

      Labor Index: "Aircraft and Parts," Standard Industrial Classification 372--Average hourly earnings (hereinafter referred to as "HE SIC 372"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).


                               Exh. G-l

                                                                     EXHIBIT "G"

      Material Index: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4.    Revision Formula

      Pn   =    (Pb + F) (0.75 HEn/HEb + 0.25 ICn/ICb)

      where

      Pn    =    Revised Base Price of the Airframe, nacelles and thrust
                 reversers, or engine configuration option, as applicable, at delivery of the Aircraft.

      Pb    =    Base Price of the Airframe, nacelles and thrust reversers, or engine configuration option, as applicable, at economic conditions December 1993/January 1994/February 1994 averaged
                 (January 1995 delivery conditions).

      F     =    (0.005 x N x Pb) where N = The calendar year of delivery of the Aircraft minus 1995.

      HEn   =    The arithmetic average of HE SIC 372 for the 11th, 12th and
                 13th months prior to the month of delivery of the Aircraft (2 decimals).

      HEb   =    HE SIC 372 for December 1993/January 1994/February 1994
                 averaged (= 17.68).

      ICn   =    The arithmetic average of the IC-Index for the 11th, 12th
                 and 13th months prior to the month of delivery of the Aircraft
                 (1 decimal).

      ICb   =    IC-Index for December 1993/January 1994/February 1994
                 averaged (=118.5).

      In determining the Revised Base Price at delivery of the Aircraft, each quotient shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. The final factor shall be rounded to the nearest ten thousandth (4 decimals).

      After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to 1).


                               Exh. G-2

                                                                     EXHIBIT "G"

5.    General Provisions

5.1 If the US Department of Labor substantially revises the methodology or discontinues any of the indexes referred to in this Subclause 5.1, the Seller and the Buyer shall select a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

      Appropriate revision of the formula shall be made to accomplish this result.

5.2 The Revised Base Price at delivery of the Aircraft shall be the final price and will not be subject to further adjustments in the indexes.


                               Exh. G-3

                                                                   EXHIBIT "H-1"
                                                             (For A320 Aircraft)

                       CFM ENGINES PRICE REVISION FORMULA

1.    REFERENCE PRICE

      The Reference Price of a set of two (2) CFM International CFM 56-5A-3 engines and additional equipment is as quoted in Subclause 4.1.2.1(i) of the Agreement.

      This Reference Price is valid for Aircraft delivered no later than December 31, 1997, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "H-1."

2.    REFERENCE PERIOD

      The above Reference Price has been established in accordance with the economic conditions prevailing in October 1985 (April 1986 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 108.66.

3.    INDEXES

      Labor Index: "Aircraft Engines and Engine Parts" Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

      Material Index (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 =100.)

      Material Index (II): "Metals and Metal Products" Code 10 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)


                                  Exh. H-1-1

                                                                   EXHIBIT "H-l"
                                                             (For A320 Aircraft)

      Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4.    REVISION FORMULA

      Pn    =      Pb x CPIn/108.66

      Where

      Pn    =    Revised Reference Price of a set of two (2) engines at
                 delivery of the Aircraft.

      Pb    =    Reference Price as defined above.

      CPIn  =    Composite Price Index for the sixth month prior to the month of delivery of the Aircraft.

                 Said Composite Price Index is composed as follows:

      CPIn  =    0.55 [(HEn/11.16) x 100] + 0.10 ICn + 0.25 MMPn + 0.10 EPn

      Where

      HEn   =    HE SIC 3724 for the sixth month prior to the month of
                 delivery of the Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

      ICn   =    IC-Index for the sixth month prior to the month of delivery of the Aircraft.

      MMPn  =    MMP-Index for the sixth month prior to the month of delivery of the Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

      EPn   =    EP-Index for the sixth month prior to the month of delivery of the Aircraft.


                                   Exh. H-1-2

                                                                   EXHIBIT "H-1"
                                                             (For A320 Aircraft)

      The Composite Price Index shall be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure shall be raised to the next higher figure.

      The final factor shall be rounded to the nearest thousandth (3 decimals).

5.    GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "H-1" or discontinues any of these indexes, the Seller shall, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

      Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Exhibit "H-l."


                                  Exh. H-l-3

                                                                   EXHIBIT "H-2"
                                                             (For A319 Aircraft)

                       CFM ENGINES PRICE REVISION FORMULA

1.    REFERENCE PRICE

      The Reference Price of a set of two (2) CFM International CFM 56-5A-5 engines and additional equipment is as quoted in Subparagraph 9.4.1.2.1(i) of Letter Agreement No. 3 to the Agreement.

      This Reference Price is valid for Aircraft delivered no later than December 31, 2002, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "H-2."

2.    REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

      The above Reference Price has been established in accordance with the economic conditions prevailing in September 1990 (March 1991 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 126.54.

3.    REFERENCE INDEXES

      Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

      Material Index (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

      Material Index (II): "Metals and Metal Products" Code 10 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)


                                  Exh. H-2-l

                                                                   EXHIBIT "H-2"
                                                             (For A319 Aircraft)

      Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4.    REVISION FORMULA

      Pn    =      Pb x CPIn/126.54

      Where

      Pn    =     Revised Reference Price of a set of two (2) engines at
                  delivery of the Aircraft.

      Pb    =     Reference Price as defined above.

      CPIn  =     Composite Price Index for the sixth month prior to the month of delivery of the Aircraft.

                  Said Composite Price Index is composed as follows:

      CPIn  =     0.55 [(HEn/11.16) x 100] + 0.10 ICn + 0.25 MMPn + 0.10 EPn

            Where

            HEn   =     HE SIC 3724 for the sixth month prior to the month of
                        delivery of the Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

            ICn   =     IC-Index for the sixth month prior to the month of
                        delivery of the Aircraft.

            MMPn  =     MMP-Index for the sixth month prior to the month of
                        delivery of the Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

            EPn   =     EP-Index for the sixth month prior to the month of
                        delivery of the Aircraft.


                                  Exh. H-2-2

                                                                   EXHIBIT "H-2"
                                                             (For A319 Aircraft)

      The Composite Price Index shall be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure shall be raised to the next higher figure.

      The final factor shall be rounded to the nearest thousandth (3 decimals).

5.    GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "H-2" or discontinues any of these indexes, the Seller shall, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

      Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Exhibit "H-2."


                                  Exh. H-2-3

                                                                   EXHIBIT "I-1"
                                                             (For A320 Aircraft)

              INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

1.    REFERENCE PRICE

      The Reference Price of a set of two (2) International Aero Engines V2527-A5 engines is as quoted in Subclause 4.1.2.2(i) of the Agreement.

      This Reference Price is valid for Aircraft delivered no later than December 31, 1997, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "I-1."

2.    REFERENCE PERIOD

      The above Reference Price has been established in accordance with the economic conditions prevailing in March 1988 (or July 1988 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Exhibit "I-1."

3.    INDEXES

      Labor Index: "Aircraft Engines and Engine Parts" Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

      Material Index: "Metals and Metal Products" Code 10 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6:
      Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

      Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)


                                  Exh. I-1-1

                                                                   EXHIBIT "I-1"
                                                             (For A320 Aircraft)

4.     REVISION FORMULA

       Pn = Pb [(0.60 HEn)/HEb + (0.30 MMPn)/MMPb + (0.10 EPn)/EPb)]

            Where

            Pn    =     Revised Reference Price of a set of two (2) engines at
                        delivery of the Aircraft.

            Pb    =     Reference Price at March 1988 economic conditions.

            HEn   =     HE SIC 3724 for the fourth month prior to the month of
                        delivery of the Aircraft.

            HEb   =     HE SIC 3724 for March 1988 (= 13.58)

            MMPn  =     MMP-Index for the fourth month prior to the month of
                        delivery of the Aircraft.

            MMPb  =     MMP-Index for March 1988 (= 115.4)

            EPn   =     EP-Index for the fourth month prior to the month of
                        delivery of the Aircraft.

            EPb   =     EP-Index for March 1988 (=65.9)

      In determining the Revised Reference Price each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb, (0.10 EPn)/EPb) shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the next higher figure.

      After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to 1).

5.    GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "I-1" or discontinues any of these indexes, the Seller shall, in agreement with International Aero Engines, apply a


                                   Exh. I-1-2

                                                              EXHIBIT "I-1" (For
                                                                  A320 Aircraft)

      substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the fourth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Exhibit "I-1."


                                  Exh. I-1-3

                                                             EXHIBIT "I-2"
                                                             (For A319 Aircraft)

                INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

1.    REFERENCE PRICE

      The Reference Price of a set of two (2) International Aero Engines V2524-A5 engines is as quoted in Subparagraph 9.4.1.2.2 of Letter Agreement No. 3 to the Agreement.

      This Reference Price is valid for Aircraft delivered no later than December 31, 2000, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "I-2."

2.    REFERENCE PERIOD

      The above Reference Price has been established in accordance with the economic conditions prevailing in November 1990 (or March 1991 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Exhibit "I-2."

3.    INDEXES

      Labor Index: "Aircraft Engines and Engine Parts" Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

      Material Index: "Metals and Metal Products" Code 10 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6:
      Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

      Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

                                  Exh. I-2-1

                                                             EXHIBIT "I-2"
                                                             (For A319 Aircraft)

4.    REVISION FORMULA

      Pn    = Pb [(0.60 HEn)/HEb + (0.30 MMPn)/MMPb + (0.10 EPn)/EPb]

      Where

      Pn    =     Revised Reference Price of a set of two (2) engines at
                  delivery of the Aircraft.

      Pb    =     Reference Price at economic conditions November 1990.

      HEn   =     HE SIC 3724 for the fourth month prior to the month of
                  delivery of the Aircraft.

      HEb   =     HE SIC 3724 for November 1990 (= 15.20)

      MMPn  =     MMP-Index for the fourth month prior to the month of
                  delivery of the Aircraft.

      MMPb  =     MMP-Index for November 1990 (=123.3)

      EPn   =     EP-Index for the fourth month prior to the month of delivery of the Aircraft.

      EPb   =     EP-Index for November 1990 (=97.4)

      In determining the Revised Reference Price each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb, (0.10 EPn)/EPb) shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the next higher figure.

      After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to 1).

5.    GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.


                                  Exh. I-2-2

                                                                   EXHIBIT "I-2"
                                                             (For A319 Aircraft)

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "I-2" or discontinues any of these indexes, the Seller shall, in agreement with International Aero Engines, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the fourth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Exhibit "I-2."


                                   Exh. I-2-3

            [Letterhead of AIRBUS INDUSTRIE OF NORTH AMERICA, INC.]

December 21, 1995

Mr. Steven Westberg
Chief Financial Officer
Midway Airlines Corporation

300 W. Morgan Street, Suite 1200
Durham, NC 27701

Dear Mr. Westberg:

      You will find enclosed signature copies of Amendment No. 1 to the A320 Purchase Agreement (including Appendix A) and Amendment No. 1 to the Financial Matters Letter Agreement between Midway Airlines and AVSA, S.A.R.L. These documents are being sent to you so that you will have a complete set of documents that are not faxed copies. The enclosed documents are identical to the documents executed by Midway today.

      In addition, original AVSA signature pages are being sent to you under separate cover for the above-referenced amendments and the Promissory Note Security Agreement.

      If you have any questions regarding the finalization of these documents, do not hesitate to call me. Please note that as our offices will be closed next week I will not be in after tomorrow.

Very truly yours,

/s/ Elise Yousoufian

Elise Yousoufian
Contracts Manager

cc:  Christian Sabardine, Airbus Industrie of North America, Inc.
     Tom Weir, Airbus Industrie of North America, Inc.
     Sylvain Lebeuf, AVSA, S.A.R.L.

Attachments

            [Letterhead of AIRBUS INDUSTRIE OF NORTH AMERICA, INC.]

December 22, 1995

Mr. Steven Westberg
Chief Financial Officer
Midway Airlines Corporation

300 W. Morgan Street, Suite 1200
Durham, NC 27701

Dear Mr. Westberg:

As I indicated in my voice message to you today, it would appear that there was a little mixup in the documents exchanged yesterday. Therefore, enclosed with this letter is Midway Airlines' copy of Amendment No. 1 to the A320 Purchase Agreement, as executed yesterday, December 21, 1995. In turn, please return to my attention one executed copy of Amendment No. 1 to the Financial Matters Letter Agreement.

In the first week of January, we will send you copies of both documents with original AVSA signatures, for Midway records, and we will coordinate with Tom Weir the handling of the Promissory Note Security Agreement.

I trust you will pardon us for any confusion this mixup may have caused Midway. Very truly yours,

/s/ Elise Yousoufian

Elise Yousoufian
Contracts Manager

cc:  Christian Sabardine, Airbus Industrie of North America, Inc.
     Tom Weir, Airbus Industrie of North America, Inc.
     Sylvain Lebeuf, AVSA, S.A.R.L.

Attachments

                                 Amendment No. 1

                         TO THE A320 PURCHASE AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 1 (hereinafter referred to as the "Amendment") entered into as of December 21,1995, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac FRANCE, (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into a Purchase Agreement, dated as of March 17,1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement" and a related letter agreement regarding "Financial Matters" which, as previously amended, is hereinafter called the "Financial Matters Agreement";

      WHEREAS, the Buyer has requested to make a certain Predelivery Payment under the Agreement by way of a promissory note, and the Seller agrees to such method of payment under the conditions set forth in this Amendment; and

      WHEREAS, capitalized term's used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS, HEREINAFTER SET FORTH, IT IS AS FOLLOWS.

1.    PREDELIVERY PAYMENT PROMISSORY NOTE

1.1 As set forth in Subparagraph 6.2.2 of the Agreement, the third Predelivery Payment is due no later than December 30, 1995, in respect of each of the Firm Aircraft, and, as act forth in Subparagraph 6.2.3 of the Agreement, the second Predelivery Payment is due no later than December 30, 1995, in respect of each of the Option Aircraft (the "December 1995 Payments") The total amount of the December 1995 Payments is [***] In answer to the Buyer's prior request, the Seller hereby agrees to the Buyer' making the December 1995 Payments by way of a promissory note made and dated
      December 30, 1995, and maturing on April 30, 1996.

1.2 In consideration of the Seller's undertaking, as set forth above in Subparagraph 1.1, the Buyer will do the following

      (a) The Buyer will issue the Seller a secured negotiable note for the total amount of the December 1995 Payments, which is [***] (the "December 1995 Note"). The December 1995 Note will be dated as of December 30, 1995, will mature and be payable in cash on April 30, 1996, and will be made in the form attached hereto as Appendix A. All other terms and conditions applicable to "Notes" under Letter Agreement No. 4 to the Agreement will also apply to the December 1995 Note except that the December 1995 Note will be noninterest bearing. The December 1995 Note will be collateralized in the manner set forth in the Promissory Note Security Agreement dated as of the date hereof between the Buyer and the Seller (the "Promissory Note Security Agreement").

      (b) The Buyer will provide the Seller with satisfactory written substantiation by January 31, 1996, of its having requested and obtained from its other principal creditors (including, but not limited to, American Airlines, Inc., and Fokker Aircraft U.S.A, Inc.) payment deferrals generally similar in scope as the deferral described in this Amendment.

      (c) The December 1995 Note will become immediately due and payable on February 1, 1996, in the event that any of the following conditions have not been met by January 3l, 1996:

            (x) The Seller or its designee has completed a satisfactory physical inspection of the collateral delivered under the Promissory Note Security Agreement.

            (y) The Seller has obtained a perfected first priority security interest in all the collateral described in the Promissory Note Security Agreement.

            (z) The Buyer has provided the Seller the written substantiation described above in Subparagraph 1.2(b).

2.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 2 shall survive any termination of this Agreement.

3.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Agreement have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern. It is understood that this Amendment does not in any way constitute a waiver by the Seller of any rights it has under the Agreement or under the Financial Matters Agreement, provided, however, that the Seller agrees to waive until April 30, 1996, its rights with respect to Insecurity Events described in Subparagraph 21.2(a) and 21.2(b) of the Agreement.

      Further, It is agreed that this Amendment is subject to the parties executing as of the date hereof an amendment to the Financial Matters Agreement and the Promissory Note Security Agreement.

4.    INTERPRETATION AND LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding. please execute this Amendment in the space provided below, whereupon. as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                       Yours sincerely,

MIDWAY AIRLINES                           AVSA, S.A.R.L.
CORPORATION

By: [Illegible]                           By: /s/ Christophe Mourey
    --------------------------                ----------------------------
Its: President                            Its:____________________________
                                                    Christophe MOUREY
                                              AVSA Chief Executive Officer

By: _____________________

Its: ____________________

            If the foregoing correctly sets forth our understandihg, please execute this Amendment in the space provided helow, whereupon, as of the date firstahove written, this Amendment will constitute part of the Agreement.

Agreed and accepted                       Yours sincerely,

MIDWAY AIRLINES                           AVSA, S.A.R.L.
CORPORATION


                                              /s/ Christophe Mourey

By: ________________________              By: Christophe Mourey

Its: _______________________              Its: Chief Executive Officer


By: ________________________

Its: _______________________



                                December 21,1995                              4

                                                                      Appendix A

                           MIDWAY AIRLINES CORPORATION

                       Secured Registered Promissory Note

R.                                                            New York, New York
$______________________                                      ____________ - 19__

      MIDWAY AIRLINES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, USA (the "Company"), for value received, hereby promises to pay to the order of AVSA, S.A.R.L. ("AVSA") or registered assigns on April 1996, (the "Payment Date"), the principal amount of [***] in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the office of AVSA at 2, rond-point Maurice Bellonte, 31700 Blagnac, France (or at such other office as the holder hereof shall designate to the Company in writing).

1.    PAYMENT DATE; EXCHANGES; PREPAYMENTS

1.1   Transfer or Exchange

      This Note is transferable by the holder hereof as herein provided. The Company shall keep at its office or agency, maintained as provided in Subparagraph 2.2, a register in which the Company shall provide for the registration of this Note and for the registration of transfer of this Note. The holder of this Note may, at its option and either in person or by duly authorized attorney, surrender the same for registration of transfer and receive in exchange herefor a Note, dated as of the transfer of this Note, for the same aggregate unpaid principal amount as this Note and registered in such name or names as may be designated by the holder hereof. This Note, when presented or surrendered for registration of transfer, shall be duly endorsed or shall be accompanied by a written instrument of transfer duly executed by the holder of this Note or his attorney duly authorized in writing. The Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note and each such exchange or transfer shall be made in such a manner that no gain or loss of principal shall result therefrom. No transfer or exchange of this Note shall be valid unless made in such manner at such office. The Company agrees that it will pay shipping and insurance charges from and to the principal office of the holder of this Note involved in any exchange by the holder of this Note.

                                                                      Appendix A

1.2   Registered Holders; Payments

      Prior to due presentment for registration of transfer of this Note, the Company may deem and treat the registered holder hereof as the absolute owner hereof for the purpose of receiving payment of or on account of the principal of this Note and for the purposes of any notices, waivers or consents thereunder, and payments of any Note shall be made only to or upon the order in writing of the registered holder hereof. All payments made hereunder shall be made in immediately available funds in United States Dollars prior to 1:00 P.M., New York City time, by credit to Credit Lyonnais, New York Branch, or to such other account as the holder hereof shall advise the Company in writing. All payments due under this Note shall be made in full without set-off, counterclaim, recoupment, or defense and without deduction or withholding of any kind, provided, however, the same shall not be deemed a waiver of any rights or remedies of the Company against the Seller or any of its Affiliates. Consequently, the Company shall assure that the sums received by the holder of this Note hereunder shall be equal to the full amounts expressed to be due to the holder hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature imposed on the Company, except that if the Company is compelled by law to make any such deduction or withholding the Company shall pay such additional amounts as may be necessary in order that the net amount received by the holder after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

1.3   Optional Prepayments

      Upon notice given as provided in Subparagraph 1.5, the Company, at its option, may prepay this Note, in whole and not in part, at anytime, at one hundred percent (100%) of the outstanding principal amount thereof, without premium. This Note shall be paid in whole, at one hundred percent (100%) of the outstanding principal amount hereof, on the Payment Date.

1.4   Notice of Prepayment and Other Notices

      The Company shall give written notice of optional prepayment of this Note pursuant to Subparagraph 1.3 one (1) Business Day prior to the Payment Date. Any notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the registered holder hereof at its address designated on the register maintained by the Company on the date fixed for such notice of prepayment or other notice. Upon notice of any optional prepayment pursuant to Subparagraph 1.3, the Company covenants and agrees that it will prepay on the date therein fixed for prepayment the entire outstanding principal amount of this Note. The principal amount of this Note shall be due and payable on the date specified in such notice.

                                                                      Appendix A

2.    COVENANTS

      The Company covenants and agrees that so long as this Note shall be outstanding:

2.1   To Pay Principal

      The Company will punctually pay or cause to be paid the principal of this Note according to the terms hereof at the place of payment hereinabove specified.

2.2   Maintenance of Company Office

      The Company will maintain an office or agency at 300 West Morgan Street, Suite 1200, Durham, North Carolina 27701, USA or such other place in the United States of America as the Company may designate in writing to the holder hereof where notices, presentations and demands to or upon the Company in respect of the Notes may be given or made.

2.3   To Keep Books

      The Company will, and will cause each of its Material Subsidiaries to keep proper books of record and account in which proper entries will be made of its transactions in accordance with generally accepted accounting principles.

2.4   Payment of Taxes; Corporate Existence; Maintenance of Properties

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) pay and discharge promptly or cause to be paid and discharged promptly (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, unless the same is being contested in good faith, (ii) all lawful claims for labor, materials and supplies which if unpaid, might by law become a lien or charge upon its property, unless the same is being contested in good faith, and (iii) all obligations to the Pension Benefit Guaranty Corporation (or any successor thereto under the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) ("PBGC").

      (b do or cause to be done all things necessary to preserve and keep in full force and effect its existence, materially advantageous rights, licenses, privileges, permits and

                                                                      Appendix A

            franchises and comply in all material respects with all laws and regulations applicable to it and its business; and

      (c) maintain and keep, or cause to be maintained and kept, its properties, including the Collateral as defined in the Promissory Note Security Agreement, in good repair, working order and condition and from time to time make or cause to be made all needful and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly conducted at all times.

2.5   To Insure

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by similar corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations;

      (b) carry, with financially sound and reputable insurers, such other insurance (including, without limitation, liability insurance) and in such amounts as is usually carried by corporations engaged in the same or a similar business similarly situated; and

      (c) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

            All insurance herein provided for shall be effected under a valid and enforceable policy or policies.

2.6   Sale of Assets

      The Company will not, and will not permit any unconsolidated subsidiary to, sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any Person other than the Company or any Material Subsidiary.

2.7   Merger or Consolidation

      The Company will not, and will not permit any Material Subsidiary to, consolidate with or merge into any Person or permit any Person to merge into it except that

      (a) a Material Subsidiary may merge into the Company if the Company is the surviving corporation or may merge or consolidate with any other Material Subsidiary or any other corporation if a Material Subsidiary is the surviving corporation; and

                                                                      Appendix A

      (b) the Company may merge or consolidate with any other Person if (i) the surviving or successor corporation is a corporation incorporated or organized under the laws of the United States of America, one of the states thereof or the District of Columbia, (ii) the surviving or successor corporation (if not the Company) shall expressly assume in writing (by an instrument a copy of which shall be mailed by registered mail to the holder of this Note) the due and punctual payment of the principal of this Note, according to its tenor, and the due and punctual performance and observance of all of the terms, covenants, agreements and conditions of this Note to be performed or observed by the Company to the same extent as if such surviving or successor corporation had originally executed this Note in the place of the Company, and had been the original maker of this Note, (iii) such Person is legally able to perform the Company's obligations hereunder and has a Consolidated net worth, as determined in accordance with generally accepted accounting principles consistently applied, not less than the Consolidated net worth of the Company (similarly determined) at the time of such merger or consolidation, and (iv) immediately after such consolidation or merger, no Event of Default or Insecurity Event or event which, with notice or lapse of time or both, would become an Event of Default or Insecurity Event, shall have occurred and be continuing under this Note.

2.8   Information and Reports to be furnished by the Company

      The Company will furnish to the holder of this Note:

      (a) Reports

            (i) Quarterly Reports. Within forty-five (45) days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such period, together with the related statements of income and surplus; and

            (ii) Annual Statements. Within ninety (90) days after the end of each fiscal year of the Buyer, an audited Consolidated balance sheet of the Buyer and its Consolidated subsidiaries as at the end of such year (when they become available), and the related statement of income and surplus.

            (iii) Monthly Reports Within twenty (20) days after the end of each month in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such month, together with the related statements of income and surplus, statement of sources and uses of cash, as well as such other historical information

                                                                      Appendix A

                  relating to such period that the Buyer maintains. Such information will include, but not be limited to, revenue per available seat mile, cost per available seat mile, segment profitability information, the number of total passengers, and load factor and average fare information.

            "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles.

      (b)   Publicly Filed Reports to Stockholders and the SEC

            The Company will furnish the Seller with all publicly filed reports to stockholders or the United States Securities and Exchange Commission, if any.

      (c)   Notice of Default

            Immediately upon the Company's becoming aware of the existence of any default in its performance or observance of any covenant, agreement or condition contained in this Note or in the Promissory Note Security Agreement, a written notice specifying the nature and status thereof and what action the Company is taking with respect thereto.

      (d)   Notice of Acceleration

            Immediately upon the Company's becoming aware that the holder of any bond, debenture, promissory note (including any note other than this Note issued by the Company in favor of Payee or issued pursuant to Amendment No. 1 to the Agreement ("Other Notes")) or any similar evidence of indebtedness of the Company or any Material Subsidiary has demanded payment, given notice or taken any other action with respect to a claimed Event of Default under any Other Note or claimed default in respect of or under such bond, debenture or promissory note, a written notice specifying the demand made, notice given or action taken by such holder and the nature and status of the claimed Event of Default or default and what action the Company is taking with respect thereto.

      (e)   ERISA


            As promptly as practicable (but in any event not later than fifteen
            (1) days) after the Company or Related Person (i) engages in any "prohibited transaction" (as defined in Section 406 of ERISA or section 497 of the Internal Revenue Code of 1986, as amended (the "Code")) with any "employee benefit plan" (as defined in

                                                                      Appendix A

            Section 3 (3) of ERISA ("Plan")), (ii) files a notice of intent under Section 4041 of ERISA with the PBGC to terminate any such Plan, (iii) receives a notice from the PBGC to appoint a trustee to administer any such Plan, (iv) knows or has reason to know that termination proceedings with respect to any such Plan have commenced, (v) knows or has reason to know that any "reportable event" (within the meaning of Section 4043(b) of ERISA) or other condition with respect to any such Plan has occurred which will result in a liability to the PBGC, (vi) fails to make a quarterly installment contribution to any such Plan with respect to which a lien may be imposed under section 412(n) of the Code, (vii) knows or has reason to know that any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any such Plan, (viii) withdraws in a "complete withdrawal" or a "partial withdrawal" from a "multiemployer plan" pursuant to subtitle E of Title IV of ERISA or knows or has reason to know that it will or is likely to incur a material liability in connection with any reorganization or insolvency of such a Plan, or
            (ix) is involved in a situation referred to in Section 4204 of ERISA, a statement of an officer of the Company setting forth the details with respect to the events resulting in such notice of intent to terminate or to appoint a trustee, or with respect to such termination proceedings, reportable event, other condition, withdrawal, or other situation, as the case may be, and the action which the Company or Related Person proposes to take with respect thereto, together with a copy of any such notice of intent to terminate or to appoint a trustee, a copy of any notice or other papers received by the Company or Related Person with respect to such termination proceedings, a copy of any notice of any such reportable event or other condition filed by the Company or a Related Person with PBGC, a copy of any notice received by the Company or a Related Person pursuant to Section 4219 of ERISA, or a copy of the papers pertaining to the situation described in Section 4204 of ERISA, as the case may be.

      (f)   Miscellaneous Information

            From time to time upon request, when the Payee is not the holder of the Note, such nonproprietary or nonconfidential information regarding the business, affairs and condition of the Company and of any Material Subsidiary and its properties in such detail as may reasonably be requested. The Company covenants and agrees that any authorized officer or representative of the holder of this Note shall have the right, at such holder's expense and subject to applicable governmental

                                                                      Appendix A

            regulations, to visit and inspect any of the properties of the Company and of any Material Subsidiary, to examine its books of account and to discuss its affairs, finances and accounts with, and be advised as to the same by, its officers or its independent certified public accountants all at such reasonable times and intervals as may be reasonably requested upon not less that five (5) days' notice.

      (g) The Note holder agrees to keep strictly confidential the information described above in Subparagraph 2.8(f) and to not disclose the same to any other Person or entity.

2.9   Taxes, etc.

      The Company will pay or cause to be paid all United States stamp taxes (including interest and penalties), if any, solely attributable to the execution and delivery of this Note, or of any amendment of, or waiver or consent under or with respect to, this Note, and will indemnify and save the holder hereof harmless from any loss or damage of any kind whatsoever resulting from or arising out of the non-payment or delay in the payment of such taxes.

2.10  Transactions with Affiliates

      The Company will not permit any of its Material Subsidiaries to, sell or transfer any assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of, or otherwise engage in any material transaction (including any merger) with, or permit any Affiliate to sell or transfer assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of, or otherwise engage in any other material transaction (including any merger) with, any other Affiliate except for (i) transactions expressly permitted by the Agreement, (ii) transactions (a) between the Company and one or more Wholly-Owned Subsidiaries of the Company, provided that in the case of any consolidation or merger in which the Company is not the surviving corporation, such transaction shall be permitted pursuant to Subparagraph
      2.7 hereof or (b) between Wholly-Owned Subsidiaries of the Company, (iii) transactions in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or any of its Subsidiaries could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate and then, in any case, only if no default or Event of Default shall have occurred and be continuing, or (iv) transactions pursuant to a capital investment by an Affiliate into the Company on fair and reasonable terms. None of the Company and its Subsidiaries shall be permitted to amend any material agreement with an Affiliate if a default or Event of Default has occurred and is continuing.

                                                                      Appendix A

2.11  Certain Definitions

      For purposes of this Note,

      (a) "Affiliate" means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

      (b) "Agreement" means the Airbus A320 Purchase Agreement, dated as of March 17, 1995, between AVSA, S.A.R.L. and the Company.

      (c) "Business Day" means any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, London, England or Toulouse, France.

      (d) "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles;

      (e) "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

      (f) "Letter Agreement" means the Financial Matters Letter Agreement, dated March 17, 1995.

      (g) "Material Subsidiary" of any Person means, at any time of determination, each Subsidiary (or a group of Subsidiaries that would constitute a Material Subsidiary if consolidated and which are engaged in the same or related lines of business) of such Person now existing or hereafter acquired or formed by such Person which (x) accounted for more than 10% of the Consolidated revenues of such Person and its Subsidiaries during the twelve-month period ending on the date of the most recent Consolidated balance sheet of such Person delivered to the holder of this Note pursuant to Subparagraph 2.8, or (y) was the owner of more than 10% of the Consolidated assets of such Person and its Subsidiaries at the date of the most recent Consolidated balance sheet of such Person delivered to the holders of this Note pursuant to Subparagraph 2.8;

      (h) "Person" means any natural person, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization, firm, association, government

                                                                      Appendix A

            (or political subdivision thereof), governmental agency, authority or instrumentality, or any other entity, whether acting in an individual, fiduciary or other capacity;

      (i) "Promissory Note Security Agreement" means the Promissory Note Security Agreement, dated as of December 21, 1995.

      (j) "Related Person" means any corporation or any trade or business (whether or not incorporated) which, together with the Company, is a member of a controlled group of corporations within the meaning of
            Section 163 (a) of the Code, determined without regard to Section 163(a)(4) and (e)(3)(C) of the Code, or is under common control with the Company as described in Section 414(c) of the Code;

      (k) "Requirement of Law" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject;

      (l) "Subsidiary" of any Person means any corporation or other entity of which such Person, directly or indirectly, shall at the time (a) own shares of any class or classes with power for the election of at least a majority of the members of the board of directors (or the governing body) of such corporation or other entity other than shares or other interest having such power only by reason of the happening of a contingency or (b) otherwise have the legal right to elect such a majority; and

      (m) "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the outstanding shares of capital stock of which (other than directors' qualifying shares) are owned directly by such Person or a Wholly-Owned Subsidiary of such Person.

3.    AMENDMENT AND WAIVER

      Any term, covenant, agreement or condition of this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more written instrument(s) signed by the holder of this Note.

                                                                      Appendix A

4.    YIELD PROTECTION AND ILLEGALITY

4.1   Illegality

      In the event that it becomes unlawful for the holder of this Note to maintain the loan evidenced hereby on a LIBOR basis, then the holder shall promptly notify the Company thereof.

4.2   Compensation

      The Company shall pay to the holder of this Note, upon the request of the holder, such amount or amounts as shall be sufficient (in the opinion of the holder) to compensate it for any actual out-of-pocket loss, cost or expense incurred by it as a result of any payment or prepayment of this Note on a date other than the Payment Date, or any failure by the Company to prepay this Note on the date for such prepayment specified herein.

5.    DEFAULTS AND REMEDIES

5.1   Events of Default

      This Note shall become and be due and payable upon demand of the holder hereof, without presentation, protest, or further demand or notice of any kind (all of which are hereby expressly waived by the Company), if any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such demand:

      (a) if default shall be made in the due and punctual payment of the principal of this Note or of any Other Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

      (b) if default shall be made in the due and punctual payment of any installment of interest on any Other Note, when and as such interest installment shall become due and payable, and such default shall have continued for a period of five (5) days;

      (c) if default shall be made in the performance or observance of any other of the covenants, agreements or conditions contained in this Note, the Promissory Note Security Agreement or the Letter Agreement, and such default shall have

                                                                      Appendix A

            continued for a period of thirty (30) days after written notice thereof to the Company by the holder of this Note;

      (d) if an event or condition occurs or exists, with respect to any Plan or otherwise, concerning which the Company is under an obligation to furnish a report to the holder hereof in accordance with Subparagraph 2.8(e) hereof and as a result of such event or condition, together with all other such events or conditions, the Company or any Related Person has incurred or in the reasonable opinion of the holder hereof is likely to incur a liability to a Plan or the PBGC (or any combination of the foregoing) which is material in relation to the financial position of the Company;

      (e)   if:

            (1) the Company or any other party shall commence any case, proceeding or other action with respect to the Company in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days;

            (2) an action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Company for all or substantially all of its assets, or the Company makes a general assignment for the benefit of its creditors;

            (3) an action is commenced against the Company seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets;

            (4) the Company becomes insolvent or fails generally to pay its debts as they become due; or

            (5) there is a liquidation, winding up or analogous event with respect to the Company.

5.2 In addition to the provisions of Subparagraph 5.1(a) through (d), only if AVSA or an Affiliate of AVSA is the holder of this Note, the occurrence of any Insecurity Event or Termination Event under Clause 21 of the Agreement shall also constitute Events of Default for the purpose of this Amendment to the Agreement.

                                                                      Appendix A

5.3   Costs and Expenses

      The Company covenants that if default be made in any payment of principal on this Note, it will pay to the holder hereof, to the extent permitted under applicable law, such further amount (in addition to any amounts due under the Notes) as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys and counsel of the holder hereof for all services rendered in that connection.

6.    COVENANTS BIND SUCCESSORS AND ASSIGNS

      All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

7.    GOVERNING LAW

      THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHICH ARE EXECUTED AND FULLY TO BE PERFORMED IN THAT STATE. The Company hereby irrevocably and unconditionally submits to the jurisdiction of the federal and state courts in New York, New York in respect of any action or proceeding arising out of or in connection with this Note. Final judgement against the Company in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of indebtedness or liability of the Company therein described; provided, however, that at all times the holder of this Note may at its option bring suit, or institute other judicial proceedings against the Company, in any court in any place where the Company or any of its assets may be found.

8.    HEADINGS

      The headings of the Paragraphs and Subparagraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

9.    LOST, ETC. NOTES

      Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) or indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company, at its expense, will make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Subparagraph 9 shall be dated as of the date which such new Note is made and delivered.

                                                                      Appendix A

      The unsecured indemnity agreement of the holder of this Note shall constitute indemnity satisfactory to the Company for the purposes of this Subparagraph 9.

10.   MISCELLANEOUS

      (a) In the event any day for payment of an amount hereunder is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day.

      (b) All amounts payable under this Note shall be payable without presentment or demand for payment, protest or further notice or demand of any kind, all of which are expressly waived by the Company, except to the extent expressly provided in this Note.

IN WITNESS WHEREOF, MIDWAY AIRLINES CORPORATION has caused this Note to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.

                                      MIDWAY AIRLINES CORPORATION

                                      By: ____________________________
                                      Its: President

                                 Amendment No. 2

                         TO THE A320 PURCHASE AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 2 (hereinafter referred to as the "Amendment") entered into as of January 31, 1996, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by Amendment No. 1 dated as of December 21, 1995, and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement";

      WHEREAS, the Seller and the Buyer agree to amend the Agreement, specifically Amendment No. 1 thereto, as set out below in this Amendment; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1. Subparagraph I.2(b) of Amendment No. 1 is deleted in its entirety and replaced as follows:

      QUOTE (b)   The Buyer will provide the Seller with satisfactory written substantiation by February 15, 1996, of its having requested and obtained from its other principal creditors (including, but not limited to, American Airlines, Inc., and Fokker
                  Aircraft U.S.A., Inc.) payment deferrals generally similar in scope as the deferral described in this Amendment.
                                                                         UNQUOTE

2. The first three lines of Subparagraph 1.2(c) of Amendment No. 1 are deleted in their entirety and replaced as follows:

      QUOTE (c)   The December 1995 Note will become immediately due and
                  payable on February 16, 1996, in the event that any of the following conditions have not been met by February 15, 1996:

                                                                         UNQUOTE

3.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 3 shall survive any termination of this Amendment.

4.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.    INTERPRETATION AND LAW

      THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will Constitute part of the Agreement.

Agreed and accepted                         Yours sincerely,

MIDWAY AIRLINES                             AVSA, S.A.R.L.
CORPORATION


                                            /s/ Christophe Mourey

By: J S Waller                              By: Christophe Mourey

Its: __________________________             Its: Chief Executive Officer
        JONATHAN S. WALLER
       SENIOR VICE PRESIDENT
          GENERAL COUNSEL

By: _________________

Its: ________________

                                 Amendment No. 3

                         TO THE A320 PURCHASE AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 3 (hereinafter referred to as the "Amendment") entered into as of February 28, 1996, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by Amendment No. 1 dated as of December 21, 1995, and Amendment No. 2 dated as of January 31, 1996, and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement";

      WHEREAS, the Seller and the Buyer agree to amend the Agreement, specifically Amendment No. 1 and Amendment No. 2 thereto, as set out below in this Amendment; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1. Subparagraph I.2(b) of Amendment No. 1, as amended by Amendment No. 2, is deleted in its entirety and replaced as follows:

      QUOTE     (b)  The Buyer will provide the Seller with satisfactory
                     written substantiation by February 29, 1996, of its
                     having requested and obtained from its other principal
                     creditors (including, but not limited to, American
                     Airlines, Inc., and Fokker Aircraft U.S.A., Inc.)
                     payment deferrals generally similar in scope as the
                     deferral described in this Amendment.               UNQUOTE

2. The first three lines of Subparagraph 1.2(c) of Amendment No. 1, as amended by Amendment No. 2, are deleted in their entirety and replaced as follows:

      QUOTE     (c)  The December 1995 Note will become immediately due and payable on March 1, 1996, in the event that any of the
                     following conditions have not been met by
                     February 29, 1996:                                  UNQUOTE

3.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 3 shall survive any termination of this Amendment.

4.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.    INTERPRETATION AND LAW

      THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                        Yours sincerely,

MIDWAY AIRLINES                            AVSA, S.A.R.L.
CORPORATION

By: /s/ J S Waller                        By: [Illegible]
Its: JONATHAN S. WALLER                   Its: ______________
   SENIOR VICE PRESIDENT
      GENERAL COUNSEL

             [Letterhead of AIRBUS INDUSTRIE OF NORTH AMERICA, INC.]

February 27, 1996

VIA FEDERAL EXPRESS

Mr. Jonathan S. Waller
Senior Vice President and
 General Counsel
Midway Airlines Corporation
300 W. Morgan Street
Suite 1200
Durham, NC 27701

Dear Jon,

      Please find enclosed herewith two (2) originals of Amendment No.3 to the A320 Purchase Agreement dated as of March 17, 1995, between AVSA, S.A.R.L. and Midway Airlines Corporation. This Amendment extends the due date for completion of payment deferral programs until February 29, 1996. I would be grateful if you could arrange for both originals to be signed on behalf of Midway and return one original to my attention.

      Thank you for your cooperation in this matter.

Yours sincerely,

/s/ Shelli L. Grayson

Shelli L. Grayson

Enclosures

cc:  C. Sabardine, AINA/C
     E. S. Yousoufian, AINA/C
     S. Lebeuf, AVSA

                                 Amendment No. 4

                          TO THE A320 PURCHASE AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 4 (hereinafter referred to as the "Amendment") entered into as of March 27, 1996, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into (i) a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of January 31, 1996, and Amendment No. 3 dated as of February 28, 1996, and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement," (ii) a related letter agreement regarding "Financial Matters," which, as previously amended by Amendment No. 1 dated as of December 21, 1995, is hereinafter called the "Financial Matters Agreement," (iii) a related Security Agreement, dated as of March 17,1995, hereinafter referred to as the "Security Agreement," and (iv) a Promissory Note Security Agreement, dated as of December 21,1995; and

      WHEREAS, the Buyer has asked the Seller and the Seller agrees to reschedule the maturity date of the December 1995 Note (made pursuant to Amendment No. 1 of the Agreement), under the conditions set forth in this Amendment;

      WHEREAS, the Buyer has asked the Seller and the Seller agrees to reschedule additional Predelivery Payments due under the Agreement on June 30, 1996, under the conditions set forth in this Amendment; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1.    DECEMBER 1995 PREDELIVERY PAYMENTS

1.1 Pursuant to Paragraph 1 of Amendment No. 1 of the Agreement, the Buyer issued to the Seller the December 1995 Note, which matures on April 30, 1996. The Seller hereby agrees, at the Buyer's request, to extend such maturity date to October 1, 1996.

1.2 In consideration of the agreement above in Subparagraph 1.1, on execution of this Amendment, the Seller will cancel and return the December 1995 Note to the Buyer, and the Buyer will issue to the Seller a new promissory note (the "Replacement December 1995 Note"). The Replacement December 1995 Note will (i) be a secured, negotiable note for the same principal amount as the December 1995 Note [***], (ii) be dated as of December 21, 1995,
      (iii) mature and be payable to the Seller in cash on October 1, 1996, and
      (iv) be made in the form attached hereto as Appendix A.

1.3 All other terms and conditions applicable to "Notes" under Letter Agreement No. 4 of the Agreement will also apply to the Replacement December 1995 Note, except that the Replacement December 1995 Note will not bear interest. The Replacement December 1995 Note will be collateralized in the manner set forth in an amendment to the Promissory Note Security Agreement dated as of the date hereof.

2.    JUNE 1996 PREDELIVERY PAYMENTS

2.1 As set forth in Subclause 6.2.2 of the Agreement, the fourth Predelivery Payment is due no later than June 30, 1996, in respect of each of the Firm Aircraft, and, as set forth in Subclause 6.2.3 of the Agreement, the third Predelivery Payment is due no later than June 30, 1996, in respect of each of the Option Aircraft (the "June 1996 Payments"). The total amount of the June 1996 Payments is [***]. In answer to the Buyer's request, the Seller hereby agrees to the Buyer's making the June 1996 Payment by way of a promissory note made and dated as of the date hereof, and maturing on October 1, 1996.

2.2 In consideration of the Seller's agreement set forth above in this Subparagraph 2.1, the Buyer will issue the Seller a note for the total amount of the June 1996 Payments (the

      "Rescheduled Payments Note"). The Rescheduled Payments Note will (i) be secured and negotiable, (ii) be dated as of the date hereof, (iii) mature and be payable in cash on October 1, 1996, and (iv) be made in the form attached hereto as Appendix B.

2.3 All other terms and conditions applicable to "Notes" under Letter Agreement No. 4 to the Agreement will also apply to the Rescheduled Payments Note, except that the Rescheduled Payments Note will not bear interest. The Rescheduled Payments Note will be collateralized in the manner set forth in an amendment to the Promissory Note Security Agreement dated as of the date hereof.

3.    FURTHER AGREEMENT

3.1 Subparagraph 1.2(b) of Amendment No. 1, as amended by Amendment No. 2 and as further amended by Amendment No. 3 of the Agreement, is deleted in its entirety and replaced as follows:

      QUOTE

      (b) The Buyer will provide the Seller with satisfactory written substantiation by April 15, 1996, of its having requested and obtained from its other principal creditors (including, but not limited to, American Airlines, Inc., and Fokker Aircraft U.S.A., Inc.) payment deferrals generally similar in scope as the deferral described in this Amendment.

      UNQUOTE

3.2 The first three lines of Subparagraph 1.2(c) of Amendment No. 1, as amended by Amendment No. 2 and as further amended by Amendment No. 3 of the Agreement, and Subparagraphs 1.2(c)(x) and 1.2(c)(y) of Amendment No. 1 of the Agreement are deleted in their entirety and replaced as follows:

QUOTE

      (c) The Replacement December 1995 Note will become immediately due and payable on April 16,1996, in the event that any of the following conditions have not been met by April 15, 1996:

            (x) The Seller or its designee has completed a satisfactory physical inspection of the collateral delivered under an amendment to each of the Promissory Note Security Agreement and the Security Agreement dated as of the date of Amendment No. 4 to the Agreement.

            (y) The Seller has obtained a perfected first priority security interest in all the collateral described in an amendment to each of the Promissory Note Security Agreement and the Security Agreement dated as of the date of Amendment No. 4 to the Agreement.

      UNQUOTE

3.3 In the event that the conditions of Subparagraphs 1.2(c)(x) through 1.2(c)(z) of Amendment No. 1 of the Agreement, as amended by this Amendment, are not met by April 15, 1996, then the Seller will immediately cancel and return to the Buyer the Rescheduled Payments Note, and the June 1996 Payments will become due and payable as originally scheduled under Subclause 6.2.2 of the Agreement.

4.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof The provisions of this Paragraph 4 shall survive any termination of this Agreement.

5.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern. It is understood that this Amendment does not in any way constitute a waiver by the Seller of any rights it has under the Agreement or under the Financial Matters Agreement, provided, however, that the Seller agrees to waive until October 1, 1996, its rights with respect to Insecurity Events described in Subparagraph 21.2(a) and 21.2(b) of the Agreement.

      Further, it is agreed that this Amendment is subject to the parties' executing as of the date hereof an amendment to each of the Financial Matters Agreement, the Security Agreement and the Promissory Note Security Agreement.

6.    INTERPRETATION AND LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                      Yours sincerely,

MIDWAY AIRLINES                          AVSA, S.A.R.L.
CORPORATION


By: /s/ Jonathan S. Waller               By: /s/ Christophe Mourey
--------------------------------         ------------------------------------

Its: Senior Vice President               Its: AVSA Chief Executive Officer
     General Counsel


By: /s/ [ILLEGIBLE]
--------------------------------

Its: President

                                                                      Appendix A

                           MIDWAY AIRLINES CORPORATION

                       Secured Registered Promissory Note

R.                                                            New York, New York
[***]                                                         December 21, 1995

      MIDWAY AIRLINES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, USA (the "Company"), for value received, hereby promises to pay to the order of AVSA, S.A.R.L. ("AVSA") or registered assigns on October 1, 1996, (the "Payment Date"), the principal amount of [***] in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the office of AVSA at 2, rond-point Maurice Bellonte, 31700 Blagnac, France (or at such other office as the holder hereof shall designate to the Company in writing).

1.    PAYMENT DATE; EXCHANGES; PREPAYMENTS

1.1   Transfer or Exchange

      This Note is transferable by the holder hereof as herein provided. The Company shall keep at its office or agency, maintained as provided in Subparagraph 2.2, a register in which the Company shall provide for the registration of this Note and for the registration of transfer of this Note. The holder of this Note may, at its option and either in person or by duly authorized attorney, surrender the same for registration of transfer and receive in exchange herefor a Note, dated as of the transfer of this Note, for the same aggregate unpaid principal amount as this Note and registered in such name or names as may be designated by the holder hereof. This Note, when presented or surrendered for registration of transfer, shall be duly endorsed or shall be accompanied by a written instrument of transfer duly executed by the holder of this Note or his attorney duly authorized in writing. The Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note and each such exchange or transfer shall be made in such a manner that no gain or loss of principal shall result therefrom. No transfer or exchange of this Note shall be valid unless made in such manner at such office. The Company agrees that it will pay shipping and insurance charges from and to the principal office of the holder of this Note involved in any exchange by the holder of this Note.

                                                                      Appendix A

1.2   Registered Holders; Payments

      Prior to due presentment for registration of transfer of this Note, the Company may deem and treat the registered holder hereof as the absolute owner hereof for the purpose of receiving payment of or on account of the principal of this Note and for the purposes of any notices, waivers or consents thereunder, and payments of any Note shall be made only to or upon the order in writing of the registered holder hereof. All payments made hereunder shall be made in immediately available funds in United States Dollars prior to 1:00 P.M., New York City time, by credit to Credit Lyonnais, New York Branch, or to such other account as the holder hereof shall advise the Company in writing. All payments due under this Note shall be made in full without set-off, counterclaim, recoupment, or defense and without deduction or withholding of any kind, provided, however, the same shall not be deemed a waiver of any rights or remedies of the Company against the Seller or any of its Affiliates. Consequently, the Company shall assure that the sums received by the holder of this Note hereunder shall be equal to the full amounts expressed to be due to the holder hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature imposed on the Company, except that if the Company is compelled by law to make any such deduction or withholding the Company shall pay such additional amounts as may be necessary in order that the net amount received by the holder after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

1.3   Optional Prepayments

      Upon notice given as provided in Subparagraph 1.5, the Company, at its option, may prepay this Note, in whole and not in part, at anytime, at one hundred percent (100%) of the outstanding principal amount thereof, without premium. This Note shall be paid in whole, at one hundred percent (100%) of the outstanding principal amount hereof, on the Payment Date.

1.4   Notice of Prepayment and Other Notices

      The Company shall give written notice of optional prepayment of this Note pursuant to Subparagraph 1.3 one (1) Business Day prior to the Payment Date. Any notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the registered holder hereof at its address designated on the register maintained by the Company on the date fixed for such notice of prepayment or other notice. Upon notice of any optional prepayment pursuant to Subparagraph 1.3, the Company covenants and agrees that it will prepay on the date therein fixed for prepayment the entire outstanding principal amount of this Note. The principal amount of this Note shall be due and payable on the date specified in such notice.

                                                                      Appendix A

2.    COVENANTS

      The Company covenants and agrees that so long as this Note shall be outstanding:

2.1   To Pay Principal

      The Company will punctually pay or cause to be paid the principal of this Note according to the terms hereof at the place of payment hereinabove specified.

2.2   Maintenance of Company Office

      The Company will maintain an office or agency at 300 West Morgan Street, Suite 1200, Durham, North Carolina 27701, USA or such other place in the United States of America as the Company may designate in writing to the holder hereof where notices, presentations and demands to or upon the Company in respect of the Notes may be given or made.

2.3   To Keep Books

      The Company will, and will cause each of its Material Subsidiaries to keep proper books of record and account in which proper entries will be made of its transactions in accordance with generally accepted accounting principles.

2.4   Payment of Taxes; Corporate Existence; Maintenance of Properties

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) pay and discharge promptly or cause to be paid and discharged promptly (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, unless the same is being contested in good faith, (ii) all lawful claims for labor, materials and supplies which if unpaid, might by law become a lien or charge upon its property, unless the same is being contested in good faith, and (iii) all obligations to the Pension Benefit Guaranty Corporation (or any successor thereto under the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) ("PBGC").

      (b) do or cause to be done all things necessary to preserve and keep in full force and effect its existence, materially advantageous rights, licenses, privileges, permits and franchises and comply in all material respects with all laws and regulations applicable to it and its business; and

                                                                      Appendix A

      (c) maintain and keep, or cause to be maintained and kept, its properties, including the Collateral as defined in the Promissory Note Security Agreement, in good repair, working order and condition and from time to time make or cause to be made all needful and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly conducted at all times.

2.5   To Insure

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by similar corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations;

      (b) carry, with financially sound and reputable insurers, such other insurance (including, without limitation, liability insurance) and in such amounts as is usually carried by corporations engaged in the same or a similar business similarly situated; and

      (c) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

      All insurance herein provided for shall be effected under a valid and enforceable policy or policies.

2.6   Sale of Assets

      The Company will not, and will not permit any unconsolidated subsidiary to, sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any Person other than the Company or any Material Subsidiary.

2.7   Merger or Consolidation

      The Company will not, and will not permit any Material Subsidiary to, consolidate with or merge into any Person or permit any Person to merge into it except that

      (a) a Material Subsidiary may merge into the Company if the Company is the surviving corporation or may merge or consolidate with any other Material Subsidiary or any other corporation if a Material Subsidiary is the surviving corporation; and

                                                                      Appendix A

      (b) the Company may merge or consolidate with any other Person if (i) the surviving or successor corporation is a corporation incorporated or organized under the laws of the United States of America, one of the states thereof or the District of Columbia,
            (ii) the surviving or successor corporation (if not the Company) shall expressly assume in writing (by an instrument a copy of which shall be mailed by registered mail to the holder of this
            Note) the due and punctual payment of the principal of this Note, according to its tenor, and the due and punctual performance and observance of all of the terms, covenants, agreements and conditions of this Note to be performed or observed by the Company to the same extent as if such surviving or successor corporation had originally executed this Note in the place of the Company, and had been the original maker of this Note, (iii) such Person is legally able to perform the Company's obligations hereunder and has a Consolidated net worth, as determined in accordance with generally accepted accounting principles consistently applied, not less than the Consolidated net worth of the Company (similarly determined) at the time of such merger or consolidation, and (iv) immediately after such consolidation or merger, no Event of Default or Insecurity Event or event which, with notice or lapse of time or both, would become an Event of Default or Insecurity Event, shall have occurred and be continuing under this Note.

2.8   Information and Reports to be furnished by the Company

      The Company will furnish to the holder of this Note:

      (a) Reports

            (i) Quarterly Reports. Within forty-five (45) days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such period, together with the related statements of income and surplus; and

            (ii) Annual Statements. Within ninety (90) days after the end of each fiscal year of the Buyer, an audited Consolidated balance sheet of the Buyer and its Consolidated subsidiaries as at the end of such year (when they become available), and the related statement of income and surplus.

            (iii) Monthly Reports Within twenty (20) days after the end of each month in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such month, together with the related statements of income and surplus, statement of

                                                                      Appendix A

                  sources and uses of cash, as well as such other historical information relating to such period that the Buyer maintains. Such information will include, but not be limited to, revenue per available seat mile, cost per available seat mile, segment profitability information, the number of total passengers, and load factor and average fare information.

            "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles.

      (b)   Publicly Filed Reports to Stockholders and the SEC

            The Company will furnish the Seller with all publicly filed reports to stockholders or the United States Securities and Exchange Commission, if any.

      (c)   Notice of Default

            Immediately upon the Company's becoming aware of the existence of any default in its performance or observance of any covenant, agreement or condition contained in this Note or in the Promissory Note Security Agreement, a written notice specifying the nature and status thereof and what action the Company is taking with respect thereto.

      (d)   Notice of Acceleration

            Immediately upon the Company's becoming aware that the holder of any bond, debenture, promissory note (including any note other than this Note issued by the Company in favor of Payee or issued pursuant to Amendment No. 1 to the Agreement ("Other Notes")) or any similar evidence of indebtedness of the Company or any Material Subsidiary has demanded payment, given notice or taken any other action with respect to a claimed Event of Default under any Other Note or claimed default in respect of or under such bond, debenture or promissory note, a written notice specifying the demand made, notice given or action taken by such holder and the nature and status of the claimed Event of Default or default and what action the Company is taking with respect thereto.

      (e)   ERISA

            As promptly as practicable (but in any event not later than fifteen
            (1) days) after the Company or Related Person (i) engages in any "prohibited transaction" (as defined in Section 406 of ERISA or section 497 of the Internal Revenue Code of

                                                                      Appendix A

            1986, as amended (the "Code")) with any "employee benefit plan" (as defined in Section 3 (3) of ERISA ("Plan"))) (ii) files a notice of intent under Section 4041 of ERISA with the PBGC to terminate any such Plan, (iii) receives a notice from the PBGC to appoint a trustee to administer any such Plan, (iv) knows or has reason to know that termination proceedings with respect to any such Plan have commenced, (v) knows or has reason to know that any "reportable event" (within the meaning of Section 4043(b) of ERISA) or other condition with respect to any such Plan has occurred which will result in a liability to the PBGC, (vi) fails to make a quarterly installment contribution to any such Plan with respect to which a lien may be imposed under section 412(n) of the Code, (vii) knows or has reason to know that any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any such Plan, (viii) withdraws in a "complete withdrawal" or a "partial withdrawal" from a "multiemployer plan" pursuant to subtitle E of Title IV of ERISA or knows or has reason to know that it will or is likely to incur a material liability in connection with any reorganization or insolvency of such a Plan, or
            (ix) is involved in a situation referred to in Section 4204 of ERISA, a statement of an officer of the Company setting forth the details with respect to the events resulting in such notice of intent to terminate or to appoint a trustee, or with respect to such termination proceedings, reportable event, other condition, withdrawal, or other situation, as the case may be, and the action which the Company or Related Person proposes to take with respect thereto, together with a copy of any such notice of intent to terminate or to appoint a trustee, a copy of any notice or other papers received by the Company or Related Person with respect to such termination proceedings, a copy of any notice of any such reportable event or other condition filed by the Company or a Related Person with PBGC, a copy of any notice received by the Company or a Related Person pursuant to Section 4219 of ERISA, or a copy of the papers pertaining to the situation described in Section 4204 of ERISA, as the case may be.

      (f)   Miscellaneous Information

            From time to time upon request, when the Payee is not the holder of the Note, such nonproprietary or nonconfidential information regarding the business, affairs and condition of the Company and of any Material Subsidiary and its properties in such detail as may reasonably be requested. The Company covenants and agrees that any authorized officer or representative of the holder of this Note shall have the right, at such holder's expense and subject to applicable governmental regulations, to visit and inspect any of the properties of the Company and of any Material Subsidiary, to examine its books of account and to discuss its affairs, finances and accounts with, and be advised as to the same by, its officers or its

                                                                      Appendix A

            independent certified public accountants all at such reasonable times and intervals as may be reasonably requested upon not less that five (5) days' notice.

      (g) The Note holder agrees to keep strictly confidential the information described above in Subparagraph 2.8(f) and to not disclose the same to any other Person or entity.

2.9   Taxes, etc.

      The Company will pay or cause to be paid all United States stamp taxes (including interest and penalties), if any, solely attributable to the execution and delivery of this Note, or of any amendment of, or waiver or consent under or with respect to, this Note, and will indemnify and save the holder hereof harmless from any loss or damage of any kind whatsoever resulting from or arising out of the non-payment or delay in the payment of such taxes.

2.10  Transactions with Affiliates

      The Company will not permit any of its Material Subsidiaries to, sell or transfer any assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of; or otherwise engage in any material transaction (including any merger) with, or permit any Affiliate to sell or transfer assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of, or otherwise engage in any other material transaction (including any merger) with, any other Affiliate except for (i) transactions expressly permitted by the Agreement, (ii) transactions (a) between the Company and one or more Wholly-Owned Subsidiaries of the Company, provided that in the case of any consolidation or merger in which the Company is not the surviving corporation, such transaction shall be permitted pursuant to Subparagraph
      2.7 hereof or (b) between Wholly-Owned Subsidiaries of the Company, (iii) transactions in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or any of its Subsidiaries could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate and then, in any case, only if no default or Event of Default shall have occurred and be continuing, or (iv) transactions pursuant to a capital investment by an Affiliate into the Company on fair and reasonable terms. None of the Company and its Subsidiaries shall be permitted to amend any material agreement with an Affiliate if a default or Event of Default has occurred and is continuing.

                                                                      Appendix A

2.11  Certain Definitions

      For purposes of this Note,

      (a) "Affiliate" means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

      (b) "Agreement" means the Airbus A320 Purchase Agreement, dated as of March 17, 1995, between AVSA, S.A.R.L. and the Company.

      (c) "Business Day" means any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, London, England or Toulouse, France.

      (d) "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles;

      (e) "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

      (f) "Letter Agreement" means the Financial Matters Letter Agreement, dated March 17, 1995.

      (g) "Material Subsidiary" of any Person means, at any time of determination, each Subsidiary (or a group of Subsidiaries that would constitute a Material Subsidiary if consolidated and which are engaged in the same or related lines of business) of such Person now existing or hereafter acquired or formed by such Person which (x) accounted for more than l0% of the Consolidated revenues of such Person and its Subsidiaries during the twelve-month period ending on the date of the most recent Consolidated balance sheet of such Person delivered to the holder of this Note pursuant to Subparagraph 2.8, or (y) was the owner of more than 10% of the Consolidated assets of such Person and its Subsidiaries at the date of the most recent Consolidated balance sheet of such Person delivered to the holders of this Note pursuant to Subparagraph 2.8;

      (h) "Person" means any natural person, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization, firm, association, government

                                                                      Appendix A

            (or political subdivision thereof), governmental agency, authority or instrumentality, or any other entity, whether acting in an individual, fiduciary or other capacity;

      (i) "Promissory Note Security Agreement" means the Promissory Note Security Agreement, dated as of December 21, 1995.

      (j) "Related Person" means any corporation or any trade or business (whether or not incorporated) which, together with the Company, is a member of a controlled group of corporations within the meaning of
            Section 163(a) of the Code, determined without regard to Section 163(a) (4) and (e)(3)(C) of the Code, or is under common control with the Company as described in Section 414(c) of the Code;

      (k) "Requirement of Law" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject;

      (l) "Subsidiary" of any Person means any corporation or other entity of which such Person, directly or indirectly, shall at the time
            (a) own shares of any class or classes with power for the election of at least a majority of the members of the board of directors (or the governing body) of such corporation or other entity other than shares or other interest having such power only by reason of the happening of a contingency or (b) otherwise have the legal right to elect such a majority; and

      (m) "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the outstanding shares of capital stock of which (other than directors' qualifying shares) are owned directly by such Person or a Wholly-Owned Subsidiary of such Person.

3.    AMENDMENT AND WAIVER

      Any term, covenant, agreement or condition of this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more written instrument(s) signed by the holder of this Note.

                                                                      Appendix A

4.    YIELD PROTECTION AND ILLEGALITY

4.1   Illegality

      In the event that it becomes unlawful for the holder of this Note to maintain the loan evidenced hereby on a LIBOR basis, then the holder shall promptly notify the Company thereof.

4.2   Compensation

      The Company shall pay to the holder of this Note, upon the request of the holder, such amount or amounts as shall be sufficient (in the opinion of the holder) to compensate it for any actual out-of-pocket loss, cost or expense incurred by it as a result of any payment or prepayment of this Note on a date other than the Payment Date, or any failure by the Company to prepay this Note on the date for such prepayment specified herein.

5.    DEFAULTS AND REMEDIES

5.1   Events of Default

      This Note shall become and be due and payable upon demand of the holder hereof, without presentation, protest, or further demand or notice of any kind (all of which are hereby expressly waived by the Company), if any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such demand:

      (a) if default shall be made in the due and punctual payment of the principal of this Note or of any Other Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

      (b) if default shall be made in the due and punctual payment of any installment of interest on any Other Note, when and as such interest installment shall become due and payable, and such default shall have continued for a period of five (5) days;

      (c) if default shall be made in the performance or observance of any other of the covenants, agreements or conditions contained in this Note, the Promissory Note Security Agreement or the Letter Agreement, and such default shall have

                                                                      Appendix A

            continued for a period of thirty (30) days after written notice thereof to the Company by the holder of this Note;

      (d) if an event or condition occurs or exists, with respect to any Plan or otherwise, concerning which the Company is under an obligation to furnish a report to the holder hereof in accordance with Subparagraph 2.8(e) hereof and as a result of such event or condition, together with all other such events or conditions, the Company or any Related Person has incurred or in the reasonable opinion of the holder hereof is likely to incur a liability to a Plan or the PBGC (or any combination of the foregoing) which is material in relation to the financial position of the Company;

      (e)   if:

            (1) the Company or any other party shall commence any case, proceeding or other action with respect to the Company in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days;

            (2) an action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Company for all or substantially all of its assets, or the Company makes a general assignment for the benefit of its creditors;

            (3) an action is commenced against the Company seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets;

            (4) the Company becomes insolvent or fails generally to pay its debts as they become due; or

            (5) there is a liquidation, winding up or analogous event with respect to the Company.

5.2 In addition to the provisions of Subparagraph 5.1(a) through (d), only if AVSA or an Affiliate of AVSA is the holder of this Note, the occurrence of any Insecurity Event or Termination Event under Clause 21 of the Agreement shall also constitute Events of Default for the purpose of this Amendment to the Agreement.

                                                                      Appendix A

5.3   Costs and Expenses

      The Company covenants that if default be made in any payment of principal on this Note, it will pay to the holder hereof, to the extent permitted under applicable law, such further amount (in addition to any amounts due under the Notes) as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys and counsel of the holder hereof for all services rendered in that connection.

6.    COVENANTS BIND SUCCESSORS AND ASSIGNS

      All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

7.    GOVERNING LAW

      THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHICH ARE EXECUTED AND FULLY TO BE PERFORMED IN THAT STATE. The Company hereby irrevocably and unconditionally submits to the jurisdiction of the federal and state courts in New York, New York in respect of any action or proceeding arising out of or in connection with this Note. Final judgement against the Company in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of indebtedness or liability of the Company therein described; provided, however, that at all times the holder of this Note may at its option bring suit, or institute other judicial proceedings against the Company, in any court in any place where the Company or any of its assets may be found.

8.    HEADINGS

      The headings of the Paragraphs and Subparagraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

9.    LOST, ETC. NOTES

      Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) or indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company, at its expense, will make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Subparagraph 9 shall be dated as of the date which such new Note is made and delivered.

                                                                      Appendix A

      The unsecured indemnity agreement of the holder of this Note shall constitute indemnity satisfactory to the Company for the purposes of this Subparagraph 9.

10.   MISCELLANEOUS

      (a) In the event any day for payment of an amount hereunder is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day.

      (b) All amounts payable under this Note shall be payable without presentment or demand for payment, protest or further notice or demand of any kind, all of which are expressly waived by the Company, except to the extent expressly provided in this Note.

IN WITNESS WHEREOF, MIDWAY AIRLINES CORPORATION has caused this Note to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.

                                       MIDWAY AIRLINES CORPORATION

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------
                                       Its: President

                                                                      Appendix B

                           MIDWAY AIRLINES CORPORATION

                       Secured Registered Promissory Note

R.                                                            New York, New York
[***]                                                            March 27, 1996

      MIDWAY AIRLINES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, USA (the "Company"), for value received, hereby promises to pay to the order of AVSA, S.A.R.L. ("AVSA") or registered assigns on October 1, 1996; (the "Payment Date"), the principal amount of [***] in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the office of AVSA at 2, rond-point Maurice Bellonte, 31700 Blagnac, France (or at such other office as the holder hereof shall designate to the Company in writing).

1.    PAYMENT DATE; EXCHANGES; PREPAYMENTS

1.1   Transfer or Exchange

      This Note is transferable by the holder hereof as herein provided. The Company shall keep at its office or agency, maintained as provided in Subparagraph 2.2, a register in which the Company shall provide for the registration of this Note and for the registration of transfer of this Note. The holder of this Note may, at its option and either in person or by duly authorized attorney, surrender the same for registration of transfer and receive in exchange herefor a Note, dated as of the transfer of this Note, for the same aggregate unpaid principal amount as this Note and registered in such name or names as may be designated by the holder hereof. This Note, when presented or surrendered for registration of transfer, shall be duly endorsed or shall be accompanied by a written instrument of transfer duly executed by the holder of this Note or his attorney duly authorized in writing. The Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note and each such exchange or transfer shall be made in such a manner that no gain or loss of principal shall result therefrom. No transfer or exchange of this Note shall be valid unless made in such manner at such office. The Company agrees that it will pay shipping and insurance charges from and to the principal office of the holder of this Note involved in any exchange by the holder of this Note.

                                                                      Appendix B

1.2   Registered Holders; Payments

      Prior to due presentment for registration of transfer of this Note, the Company may deem and treat the registered holder hereof as the absolute owner hereof for the purpose of receiving payment of or on account of the principal of this Note and for the purposes of any notices, waivers or consents thereunder, and payments of any Note shall be made only to or upon the order in writing of the registered holder hereof. All payments made hereunder shall be made in immediately available funds in United States Dollars prior to 1:00 P.M., New York City time, by credit to Credit Lyonnais, New York Branch, or to such other account as the holder hereof shall advise the Company in writing. All payments due under this Note shall be made in full without set-off, counterclaim, recoupment, or defense and without deduction or withholding of any kind, provided, however, the same shall not be deemed a waiver of any rights or remedies of the Company against the Seller or any of its Affiliates. Consequently, the Company shall assure that the sums received by the holder of this Note hereunder shall be equal to the full amounts expressed to be due to the holder hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature imposed on the Company, except that if the Company is compelled by law to make any such deduction or withholding the Company shall pay such additional amounts as may be necessary in order that the net amount received by the holder after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

1.3   Optional Prepayments

      Upon notice given as provided in Subparagraph 1.5, the Company, at its option, may prepay this Note, in whole and not in part, at anytime, at one hundred percent (100%) of the outstanding principal amount thereof, without premium. This Note shall be paid in whole, at one hundred percent (100%) of the outstanding principal amount hereof, on the Payment Date.

1.4   Notice of Prepayment and Other Notices

      The Company shall give written notice of optional prepayment of this Note pursuant to Subparagraph 1.3 one (1) Business Day prior to the Payment Date. Any notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the registered holder hereof at its address designated on the register maintained by the Company on the date fixed for such notice of prepayment or other notice. Upon notice of any optional prepayment pursuant to Subparagraph 1.3, the Company covenants and agrees that it will prepay on the date therein fixed for prepayment the entire outstanding principal amount of this Note. The principal amount of this Note shall be due and payable on the date specified in such notice.

                                                                      Appendix B

2.    COVENANTS

      The Company covenants and agrees that so long as this Note shall be outstanding:

2.1   To Pay Principal

      The Company will punctually pay or cause to be paid the principal of this Note according to the terms hereof at the place of payment hereinabove specified.

2.2   Maintenance of Company Office

      The Company will maintain an office or agency at 300 West Morgan Street, Suite 1200, Durham, North Carolina 27701, USA or such other place in the United States of America as the Company may designate in writing to the holder hereof where notices, presentations and demands to or upon the Company in respect of the Notes may be given or made.

2.3   To Keep Books

      The Company will, and will cause each of its Material Subsidiaries to keep proper books of record and account in which proper entries will be made of its transactions in accordance with generally accepted accounting principles.

2.4   Payment of Taxes: Corporate Existence; Maintenance of Properties

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) pay and discharge promptly or cause to be paid and discharged promptly (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, unless the same is being contested in good faith, (ii) all lawful claims for labor, materials and supplies which if unpaid, might by law become a lien or charge upon its property, unless the same is being contested in good faith, and (iii) all obligations to the Pension Benefit Guaranty Corporation (or any successor thereto under the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) ("PBGC").

      (b) do or cause to be done all things necessary to preserve and keep in full force and effect its existence, materially advantageous rights, licenses, privileges, permits and franchises and comply in all material respects with all laws and regulations applicable to it and its business; and

                                                                      Appendix B

      (c) maintain and keep, or cause to be maintained and kept, its properties, including the Collateral as defined in the Promissory Note Security Agreement, in good repair, working order and condition and from time to time make or cause to be made all needful and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly conducted at all times.

2.5   To Insure

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by similar corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations;

      (b) carry, with financially sound and reputable insurers, such other insurance (including, without limitation, liability insurance) and in such amounts as is usually carried by corporations engaged in the same or a similar business similarly situated; and

      (c) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

      All insurance herein provided for shall be effected under a valid and enforceable policy or policies.

2.6   Sale of Assets

      The Company will not, and will not permit any unconsolidated subsidiary to, sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any Person other than the Company or any Material Subsidiary.

2.7   Merger or Consolidation

      The Company will not, and will not permit any Material Subsidiary to, consolidate with or merge into any Person or permit any Person to merge into it except that

      (a) a Material Subsidiary may merge into the Company if the Company is the surviving corporation or may merge or consolidate with any other Material Subsidiary or any other corporation if a Material Subsidiary is the surviving corporation; and

                                                                      Appendix B

      (b) the Company may merge or consolidate with any other Person if (i) the surviving or successor corporation is a corporation incorporated or organized under the laws of the United States of America, one of the states thereof or the District of Columbia,
            (ii) the surviving or successor corporation (if not the Company) shall expressly assume in writing (by an instrument a copy of which shall be mailed by registered mail to the holder of this
            Note) the due and punctual payment of the principal of this Note, according to its tenor, and the due and punctual performance and observance of all of the terms, covenants, agreements and conditions of this Note to be performed or observed by the Company to the same extent as if such surviving or successor corporation had originally executed this Note in the place of the Company, and had been the original maker of this Note, (iii) such Person is legally able to perform the Company's obligations hereunder and has a Consolidated net worth, as determined in accordance with generally accepted accounting principles consistently applied, not less than the Consolidated net worth of the Company (similarly determined) at the time of such merger or consolidation, and (iv) immediately after such consolidation or merger, no Event of Default or Insecurity Event or event which, with notice or lapse of time or both, would become an Event of Default or Insecurity Event, shall have occurred and be continuing under this Note.

2.8   Information and Reports to be furnished by the Company

      The Company will furnish to the holder of this Note:

      (a) Reports

            (i) Quarterly Reports. Within forty-five (45) days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such period, together with the related statements of income and surplus; and

            (ii) Annual Statements. Within ninety (90) days after the end of each fiscal year of the Buyer, an audited Consolidated balance sheet of the Buyer and its Consolidated subsidiaries as at the end of such year (when they become available), and the related statement of income and surplus.

            (iii) Monthly Reports Within twenty (20) days after the end of each month in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such month, together with the related statements of income and surplus,

                                                                      Appendix B

                  statement of sources and uses of cash, as well as such other historical information relating to such period that the Buyer maintains. Such information will include, but not be limited to, revenue per available seat mile, cost per available seat mile, segment profitability information, the number of total passengers, and load factor and average fare information.

            "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles.

      (b)   Publicly Filed Reports to Stockholders and the SEC

            The Company will furnish the Seller with all publicly filed reports to stockholders or the United States Securities and Exchange Commission, if any.

      (c)   Notice of Default

            Immediately upon the Company's becoming aware of the existence of any default in its performance or observance of any covenant, agreement or condition contained in this Note or in the Promissory Note Security Agreement, a written notice specifying the nature and status thereof and what action the Company is taking with respect thereto.

      (d)   Notice of Acceleration

            Immediately upon the Company's becoming aware that the holder of any bond, debenture, promissory note (including any note other than this Note issued by the Company in favor of Payee or issued pursuant to Amendment No. 1 to the Agreement ("Other Notes")) or any similar evidence of indebtedness of the Company or any Material Subsidiary has demanded payment, given notice or taken any other action with respect to a claimed Event of Default under any Other Note or claimed default in respect of or under such bond, debenture or promissory note, a written notice specifying the demand made, notice given or action taken by such holder and the nature and status of the claimed Event of Default or default and what action the Company is taking with respect thereto.

      (e)   ERISA

            As promptly as practicable (but in any event not later than fifteen
            (1) days) after the Company or Related Person (i) engages in any "prohibited transaction" (as

                                                                      Appendix B

            defined in Section 406 of ERISA or section 497 of the Internal Revenue Code of 1986, as amended (the "Code")) with any "employee benefit plan" (as defined in Section 3 (3) of ERISA ("Plan")), (ii) files a notice of intent under Section 4041 of ERISA with the PBGC to terminate any such Plan, (iii) receives a notice from the PBGC to appoint a trustee to administer any such Plan, (iv) knows or has reason to know that termination proceedings with respect to any such Plan have commenced, (v) knows or has reason to know that any "reportable event" (within the meaning of Section 4043(b) of ERISA) or other condition with respect to any such Plan has occurred which will result in a liability to the PBGC, (vi) fails to make a quarterly installment contribution to any such Plan with respect to which a lien may be imposed under section 412(n) of the Code, (vii) knows or has reason to know that any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any such Plan, (viii) withdraws in a complete withdrawal" or a "partial withdrawal" from a "multiemployer plan" pursuant to subtitle E of Title IV of ERISA or knows or has reason to know that it will or is likely to incur a material liability in connection with any reorganization or insolvency of such a Plan, or (ix) is involved in a situation referred to in Section 4204 of ERISA, a statement of an officer of the Company setting forth the details with respect to the events resulting in such notice of intent to terminate or to appoint a trustee, or with respect to such termination proceedings, reportable event, other condition, withdrawal, or other situation, as the case may be, and the action which the Company or Related Person proposes to take with respect thereto, together with a copy of any such notice of intent to terminate or to appoint a trustee, a copy of any notice or other papers received by the Company or Related Person with respect to such termination proceedings, a copy of any notice of any such reportable event or other condition filed by the Company or a Related Person with PBGC, a copy of any notice received by the Company or a Related Person pursuant to Section 4219 of ERISA, or a copy of the papers pertaining to the situation described in Section 4204 of ERISA, as the case may be.

      (f)   Miscellaneous Information

            From time to time upon request, when the Payee is not the holder of the Note, such nonproprietary or nonconfidential information regarding the business, affairs and condition of the Company and of any Material Subsidiary and its properties in such detail as may reasonably be requested. The Company covenants and agrees that any authorized officer or representative of the holder of this Note shall have the right, at such holder's expense and subject to applicable governmental regulations, to visit and inspect any of the properties of the Company and of any Material Subsidiary, to examine its books of account and to discuss its affairs,

                                                                      Appendix B

            finances and accounts with, and be advised as to the same by, its officers or its independent certified public accountants all at such reasonable times and intervals as may be reasonably requested upon not less that five (5) days' notice.

      (g) The Note holder agrees to keep strictly confidential the information described above in Subparagraph 2.8(f) and to not disclose the same to any other Person or entity.

2.9   Taxes, etc.

      The Company will pay or cause to be paid all United States stamp taxes (including interest and penalties), if any, solely attributable to the execution and delivery of this Note, or of any amendment of, or waiver or consent under or with respect to, this Note, and will indemnify and save the holder hereof harmless from any loss or damage of any kind whatsoever resulting from or arising out of the non-payment or delay in the payment of such taxes.

2.10  Transactions with Affiliates

      The Company will not permit any of its Material Subsidiaries to, sell or transfer any assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of, or otherwise engage in any material transaction (including any merger) with, or permit any Affiliate to sell or transfer assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of, or otherwise engage in any other material transaction (including any merger) with, any other Affiliate except for (i) transactions expressly permitted by the Agreement, (ii) transactions (a) between the Company and one or more Wholly-Owned Subsidiaries of the Company, provided that in the case of any consolidation or merger in which the Company is not the surviving corporation, such transaction shall be permitted pursuant to Subparagraph
      2.7 hereof or (b) between Wholly-Owned Subsidiaries of the Company, (iii) transactions in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or any of its Subsidiaries could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate and then, in any case, only if no default or Event of Default shall have occurred and be continuing, or (iv) transactions pursuant to a capital investment by an Affiliate into the Company on fair and reasonable terms. None of the Company and its Subsidiaries shall be permitted to amend any material agreement with an Affiliate if a default or Event of Default has occurred and is continuing.

                                                                      Appendix B

2.11  Certain Definitions

      For purposes of this Note,

      (a) "Affiliate" means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

      (b) "Agreement" means the Airbus A320 Purchase Agreement, dated as of March 17, 1995, between AVSA, S.A.R.L. and the Company.

      (c) "Business Day" means any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, London, England or Toulouse, France.

      (d) "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles;

      (e) "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

      (f) "Letter Agreement" means the Financial Matters Letter Agreement, dated March 17, 1995.

      (g) "Material Subsidiary" of any Person means, at any time of determination, each Subsidiary (or a group of Subsidiaries that would constitute a Material Subsidiary if consolidated and which are engaged in the same or related lines of business) of such Person now existing or hereafter acquired or formed by such Person which (x) accounted for more than l0% of the Consolidated revenues of such Person and its Subsidiaries during the twelve-month period ending on the date of the most recent Consolidated balance sheet of such Person delivered to the holder of this Note pursuant to Subparagraph 2.8, or (y) was the owner of more than 10% of the Consolidated assets of such Person and its Subsidiaries at the date of the most recent Consolidated balance sheet of such Person delivered to the holders of this Note pursuant to Subparagraph 2.8;

      (h) "Person" means any natural person, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization, firm, association, government

                                                                      Appendix B

            (or political subdivision thereof), governmental agency, authority or instrumentality, or any other entity, whether acting in an individual, fiduciary or other capacity;

      (i) "Promissory Note Security Agreement" means the Promissory Note Security Agreement, dated as of December 21, 1995.

      (j) "Related Person" means any corporation or any trade or business (whether or not incorporated) which, together with the Company, is a member of a controlled group of corporations within the meaning of
            Section 163(a) of the Code, determined without regard to Section 163(a) (4) and (e)(3)(C) of the Code, or is under common control with the Company as described in Section 414(c) of the Code;

      (k) "Requirement of Law" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject;

      (l) "Subsidiary" of any Person means any corporation or other entity of which such Person, directly or indirectly, shall at the time
            (a) own shares of any class or classes with power for the election of at least a majority of the members of the board of directors (or the governing body) of such corporation or other entity other than shares or other interest having such power only by reason of the happening of a contingency or (b) otherwise have the legal right to elect such a majority; and

      (m) "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the outstanding shares of capital stock of which (other than directors' qualifying shares) are owned directly by such Person or a Wholly-Owned Subsidiary of such Person.

3.    AMENDMENT AND WAIVER

      Any term, covenant, agreement or condition of this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more written instrument(s) signed by the holder of this Note.

                                                                      Appendix B

4.    YIELD PROTECTION AND ILLEGALITY

4.1   Illegality

      In the event that it becomes unlawful for the holder of this Note to maintain the loan evidenced hereby on a LIBOR basis, then the holder shall promptly notify the Company thereof.

4.2   Compensation

      The Company shall pay to the holder of this Note, upon the request of the holder, such amount or amounts as shall be sufficient (in the opinion of the holder) to compensate it for any actual out-of-pocket loss, cost or expense incurred by it as a result of any payment or prepayment of this Note on a date other than the Payment Date, or any failure by the Company to prepay this Note on the date for such prepayment specified herein.

5.    DEFAULTS AND REMEDIES

5.1   Events of Default

      This Note shall become and be due and payable upon demand of the holder hereof, without presentation, protest, or further demand or notice of any kind (all of which are hereby expressly waived by the Company), if any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such demand:

      (a) if default shall be made in the due and punctual payment of the principal of this Note or of any Other Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

      (b) if default shall be made in the due and punctual payment of any installment of interest on any Other Note, when and as such interest installment shall become due and payable, and such default shall have continued for a period of five (5) days;

      (c) if default shall be made in the performance or observance of any other of the covenants, agreements or conditions contained in this Note, the Promissory Note Security Agreement or the Letter Agreement, and such default shall have

                                                                      Appendix B

            continued for a period of thirty (30) days after written notice thereof to the Company by the holder of this Note;

      (d) if an event or condition occurs or exists, with respect to any Plan or otherwise, concerning which the Company is under an obligation to furnish a report to the holder hereof in accordance with Subparagraph 2.8(e) hereof and as a result of such event or condition, together with all other such events or conditions, the Company or any Related Person has incurred or in the reasonable opinion of the holder hereof is likely to incur a liability to a Plan or the PBGC (or any combination of the foregoing) which is material in relation to the financial position of the Company;

      (e)   if:

            (1) the Company or any other party shall commence any case, proceeding or other action with respect to the Company in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days;

            (2) an action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Company for all or substantially all of its assets, or the Company makes a general assignment for the benefit of its creditors;

            (3) an action is commenced against the Company seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets;

            (4) the Company becomes insolvent or fails generally to pay its debts as they become due; or

            (5) there is a liquidation, winding up or analogous event with respect to the Company.

5.2 In addition to the provisions of Subparagraph 5.1(a) through (d), only if AVSA or an Affiliate of AVSA is the holder of this Note, the occurrence of any Insecurity Event or Termination Event under Clause 21 of the Agreement shall also constitute Events of Default for the purpose of this Amendment to the Agreement.

                                                                      Appendix B


5.3   Costs and Expenses

      The Company covenants that if default be made in any payment of principal on this Note, it will pay to the holder hereof to the extent permitted under applicable law, such further amount (in addition to any amounts due under the Notes) as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys and counsel of the holder hereof for all services rendered in that connection.

6.    COVENANTS BIND SUCCESSORS AND ASSIGNS

      All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

7.    GOVERNING LAW

      THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHICH ARE EXECUTED AND FULLY TO BE PERFORMED IN THAT STATE. The Company hereby irrevocably and unconditionally submits to the jurisdiction of the federal and state courts in New York, New York in respect of any action or proceeding arising out of or in connection with this Note. Final judgement against the Company in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of indebtedness or liability of the Company therein described; provided, however, that at all times the holder of this Note may at its option bring suit, or institute other judicial proceedings against the Company, in any court in any place where the Company or any of its assets may be found.

8.    HEADINGS

      The headings of the Paragraphs and Subparagraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

9.    LOST, ETC. NOTES

      Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) or indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company, at its expense, will make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Subparagraph 9 shall be dated as of the date which such new Note is made and delivered.

                                                                      Appendix B

      The unsecured indemnity agreement of the holder of this Note shall constitute indemnity satisfactory to the Company for the purposes of this Subparagraph 9.

10.   MISCELLANEOUS

      (a) In the event any day for payment of an amount hereunder is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day.

      (b) All amounts payable under this Note shall be payable without presentment or demand for payment, protest or further notice or demand of any kind, all of which are expressly waived by the Company, except to the extent expressly provided in this Note.

IN WITNESS WHEREOF, MIDWAY AIRLINES CORPORATION has caused this Note to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.

                                       MIDWAY AIRLINES CORPORATION

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------
                                       Its: President

                                 Amendment No. 5

                         TO THE A320 PURCHASE AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 5 (hereinafter referred to as the "Amendment") entered into as of October 29, 1996, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into (i) a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of January 31, 1996, Amendment No. 3 dated as of February 28, 1996, and Amendment No. 4 dated as of March 27, 1996, and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement," (ii) a related letter agreement regarding "Financial Matters," which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of March 27, 1996 and Amendment No. 3 dated the date hereof, is hereinafter called the "Financial Matters Agreement," (iii) a related Security Agreement, dated as of March 17, 1995, hereinafter referred to as the "Security Agreement," and (iv) a Promissory Note Security Agreement, dated as of December 21, 1995; and

      WHEREAS, the Buyer has asked the Seller and the Seller agrees to reschedule the maturity date of the Replacement December 1995 Note and the Rescheduled Payments Note, (made pursuant to Amendment No. 4 of the Agreement), under the conditions set forth in this Amendment;

      WHEREAS, the Buyer and the Seller agree to reschedule the delivery positions for the Aircraft; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1.    DELIVERY POSITIONS

1.1 The Buyer and the Seller agree that the delivery schedule for Firm Aircraft set forth in Subclause 9.1 of the Agreement is superseded and replaced by the following schedule:

QUOTE

             Firm Aircraft          Month of Delivery
             -------------          -----------------

             No. 1                  December   2000
             No. 2                  January    2001
             No. 3                  February   2001
             No. 4                  December   2001

UNQUOTE

1.2 The Buyer and the Seller agree that the delivery schedule for Option Aircraft set forth in Paragraph 3 of Letter Agreement No. 3 to the Agreement is superseded and replaced by the following schedule:

QUOTE

            Option Aircraft No.     Month of Delivery
            -------------------     -----------------

            No. 1                   January    2002
            No. 2                   February   2002
            No. 3                   November   2002

            No. 4                   December   2002

UNQUOTE

2.    DECEMBER 1995 PREDELIVERY PAYMENTS

2.1 Pursuant to Paragraph 1 of Amendment No. 1 of the Agreement, the Buyer issued to the Seller the December 1995 Note, which was to mature on April 30, 1996. Pursuant to Paragraph 1 of Amendment No. 4 of the Agreement, in substitution of the December 1995 Note, the Buyer issued to the Seller the Replacement December 1995 Note, which was to mature on October 1, 1996. The Seller hereby agrees, at the Buyer's request, to extend the maturity date of the Replacement December 1995 Note to October 1, 1998.

2.2 In consideration of the agreement above in Subparagraph 2.1, on execution of this Amendment, the Seller will cancel and return the Replacement December 1995 Note to the Buyer, and the Buyer will issue to the Seller a new promissory note (the "New Replacement December 1995 Note"). The New Replacement December 1995 Note will (i) be a secured, negotiable note for the same principal amount as the December 1995 Note and the Replacement December 1995 Note, which is [***], (ii) be dated as of December 21, 1995, (iii) mature and be payable to the Seller in cash on October 1, 1998, and (iv) be made in the form attached hereto as Appendix A.

2.3 All other terms and conditions applicable to "Notes" under Letter Agreement No. 4 of the Agreement will also apply to the New Replacement December 1995 Note, except that the New Replacement December 1995 Note will not bear interest. The New Replacement December 1995 Note will be collateralized in the manner set forth in an amendment to the Promissory Note Security Agreement dated as of the date hereof.

3.    JUNE 1996 PREDELIVERY PAYMENTS

3.1 Pursuant to Paragraph 2 of Amendment No. 4 of the Agreement, the Buyer issued to the Seller the Rescheduled Payments Note, which was to mature on October 1, 1996. The Seller hereby agrees, at the Buyer's request, to extend the maturity date of the Rescheduled Payments Note to October 1, 1998.

3.2 In consideration of the Seller's agreement set forth above in Subparagraph 3.1, on execution of this Amendment, the Seller will cancel and return the Rescheduled Payments Note to the Buyer, and the Buyer will issue to the Seller a new promissory note (the "New Rescheduled Payments Note"). The New Rescheduled Payments Note will (i) be secured and negotiable, (ii) be dated as of March 27, 1996, (iii) mature and be payable in cash on October 1, 1998, and (iv) be made in the form attached hereto as Appendix B.

3.3 All other terms and conditions applicable to "Notes" under Letter Agreement No. 4 to the Agreement will also apply to the New Rescheduled Payments Note, except that the New Rescheduled Payments Note will not bear interest. The New Rescheduled Payments Note will be collateralized in the manner set forth in an amendment to the Promissory Note Security Agreement dated as of the date hereof.

4.     FURTHER AGREEMENT

4.1 Subparagraph 1.2(b) of Amendment No. 1, as amended by Amendment No. 2, Amendment No. 3 and Amendment No. 4 of the Agreement, is deleted in its entirety and replaced as follows:

      QUOTE

      (b) The Buyer will provide the Seller with satisfactory written substantiation by November 28, 1996, of its having requested and obtained from its other principal creditors (including, but not limited to, American Airlines, Inc., and Fokker Aircraft U.S.A., Inc.) payment deferrals generally similar in scope as the deferral described in this Amendment.

      UNQUOTE

4.2 The first three lines of Subparagraph 1.2(c) of Amendment No. 1, as amended by Amendment No. 2, Amendment No. 3 and Amendment No. 4 of the Agreement, and Subparagraphs 1.2(c)(x) through 1.2(c)(z) of Amendment No. 1, as partially amended by Amendment No. 4 of the Agreement are deleted in their entirety and replaced as follows:

      QUOTE

      (c) The New Replacement December 1995 Note and the New Rescheduled Payments Note will become immediately due and payable on November 29, 1996, in the event that any of the following conditions have not been met by November 28, 1996:

            (x) The Seller or its designee has completed a satisfactory physical inspection of the collateral delivered under an amendment to each of the Promissory Note Security Agreement and the Security Agreement dated as of the date of the Amendment.

            (y) The Seller has obtained a perfected first priority security interest in all the collateral described in an amendment to each of the Promissory Note

                  Security Agreement and the Security Agreement dated as of the date of Amendment No. 4 to the Agreement.

            (z) The Buyer has provided the Seller the written substantiation described above in Subparagraph 1.2(b).

      UNQUOTE

4.3 The Seller agrees to review after the date hereof the availability to the Buyer of earlier delivery positions for the Aircraft than those set forth in Paragraph 1 above after completion of its production planning review and subject to its commercial and industrial constraints.

5.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 5 shall survive any termination of this Agreement.

6.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern. It is understood that this Amendment does not in any way constitute a waiver by the Seller of any rights it has under the Agreement or under the Financial Matters Agreement.

      Further, it is agreed that this Amendment is subject to the parties' executing as of the date hereof an amendment to each of the Financial Matters Agreement, the Security Agreement and the Promissory Note Security Agreement, if applicable.

7.    INTERPRETATION AND LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE
      PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH
      THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS
      CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                      Yours sincerely,

MIDWAY AIRLINES                          AVSA, S.A.R.L.
CORPORATION


By: /s/ Jonathan S. Waller               By: /s/ [ILLEGIBLE]
--------------------------------         ------------------------------------

Its: Senior Vice President               Its:
     General Counsel                     ------------------------------------


By:
    --------------------------------

Its:
    --------------------------------

                                                                      Appendix A

                           MIDWAY AIRLINES CORPORATION

                       Secured Registered Promissory Note

R.                                                            New York, New York
[***]                                                          December 21, 1995

      MIDWAY AIRLINES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, USA (the "Company"), for value received, hereby promises to pay to the order of AVSA, S.A.R.L. ("AVSA") or registered assigns on October 1, 1998, (the "Payment Date"), the principal amount of [***] in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the office of AVSA at 2, rond-point Maurice Bellonte, 31700 Blagnac, France (or at such other office as the holder hereof shall designate to the Company in writing).

l.    PAYMENT DATE; EXCHANGES; PREPAYMENTS

1.1   Transfer or Exchange

      This Note is transferable by the holder hereof as herein provided. The Company shall keep at its office or agency, maintained as provided in Subparagraph 2.2, a register in which the Company shall provide for the registration of this Note and for the registration of transfer of this Note. The holder of this Note may, at its option and either in person or by duly authorized attorney, surrender the same for registration of transfer and receive in exchange herefor a Note, dated as of the transfer of this Note, for the same aggregate unpaid principal amount as this Note and registered in such name or names as may be designated by the holder hereof. This Note, when presented or surrendered for registration of transfer, shall be duly endorsed or shall be accompanied by a written instrument of transfer duly executed by the holder of this Note or his attorney duly authorized in writing. The Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note and each such exchange or transfer shall be made in such a manner that no gain or loss of principal shall result therefrom. No transfer or exchange of this Note shall be valid unless made in such manner at such office. The Company agrees that it will pay shipping and insurance charges from and to the principal office of the holder of this Note involved in any exchange by the holder of this Note.

                                                                      Appendix A

1.2   Registered Holders; Payments

      Prior to due presentment for registration of transfer of this Note, the Company may deem and treat the registered holder hereof as the absolute owner hereof for the purpose of receiving payment of or on account of the principal of this Note and for the purposes of any notices, waivers or consents thereunder, and payments of any Note shall be made only to or upon the order in writing of the registered holder hereof. All payments made hereunder shall be made in immediately available funds in United States Dollars prior to 1:00 P.M., New York City time, by credit to Credit Lyonnais, New York Branch, or to such other account as the holder hereof shall advise the Company in writing. All payments due under this Note shall be made in full without set-off, counterclaim, recoupment, or defense and without deduction or withholding of any kind, provided, however, the same shall not be deemed a waiver of any rights or remedies of the Company against the Seller or any of its Affiliates. Consequently, the Company shall assure that the sums received by the holder of this Note hereunder shall be equal to the full amounts expressed to be due to the holder hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature imposed on the Company, except that if the Company is compelled by law to make any such deduction or withholding the Company shall pay such additional amounts as may be necessary in order that the net amount received by the holder after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

1.3   Optional Prepayments

      Upon notice given as provided in Subparagraph 1.5, the Company, at its option, may prepay this Note, in whole and not in part, at anytime, at one hundred percent (100%) of the outstanding principal amount thereof, without premium. This Note shall be paid in whole, at one hundred percent (100%) of the outstanding principal amount hereof, on the Payment Date.

1.4   Notice of Prepayment and Other Notices

      The Company shall give written notice of optional prepayment of this Note pursuant to Subparagraph 1.3 one (1) Business Day prior to the Payment Date. Any notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the registered holder hereof at its address designated on the register maintained by the Company on the date fixed for such notice of prepayment or other notice. Upon notice of any optional prepayment pursuant to Subparagraph 1.3, the Company covenants and agrees that it will prepay on the date therein fixed for prepayment the entire outstanding principal amount of this Note. The principal amount of this Note shall be due and payable on the date specified in such notice.

                                                                      Appendix A

2.    COVENANTS

      The Company covenants and agrees that so long as this Note shall be outstanding:

2.1   To Pay Principal

      The Company will punctually pay or cause to be paid the principal of this Note according to the terms hereof at the place of payment hereinabove specified.

2.2   Maintenance of Company Office

      The Company will maintain an office or agency at 300 West Morgan Street, Suite 1200, Durham, North Carolina 27701, USA or such other place in the United States of America as the Company may designate in writing to the holder hereof where notices, presentations and demands to or upon the Company in respect of the Notes may be given or made.

2.3   To Keep Books

      The Company will, and will cause each of its Material Subsidiaries to keep proper books of record and account in which proper entries will be made of its transactions in accordance with generally accepted accounting principles.

2.4   Payment of Taxes; Corporate Existence; Maintenance of Properties

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) pay and discharge promptly or cause to be paid and discharged promptly (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, unless the same is being contested in good faith, (ii) all lawful claims for labor, materials and supplies which if unpaid, might by law become a lien or charge upon its property, unless the same is being contested in good faith, and (iii) all obligations to the Pension Benefit Guaranty Corporation (or any successor thereto under the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) ("PBGC").

      (b) do or cause to be done all things necessary to preserve and keep in full force and effect its existence, materially advantageous rights, licenses, privileges, permits

                                                                      Appendix A

            and franchises and comply in all material respects with all laws and regulations applicable to it and its business; and

      (c) maintain and keep, or cause to be maintained and kept, its properties, including the Collateral as defined in the Promissory Note Security Agreement, in good repair, working order and condition and from time to time make or cause to be made all needful and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly conducted at all times.

2.5   To Insure

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by similar corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations;

      (b) carry, with financially sound and reputable insurers, such other insurance (including, without limitation, liability insurance) and in such amounts as is usually carried by corporations engaged in the same or a similar business similarly situated; and

      (c) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

      All insurance herein provided for shall be effected under a valid and enforceable policy or policies.

2.6   Sale of Assets

      The Company will not, and will not permit any unconsolidated subsidiary to, sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any Person other than the Company or any Material Subsidiary.

2.7   Merger or Consolidation

      The Company will not, and will not permit any Material Subsidiary to, consolidate with or merge into any Person or permit any Person to merge into it except that

                                                                      Appendix A

      (a) a Material Subsidiary may merge into the Company if the Company is the surviving corporation or may merge or consolidate with any other Material Subsidiary or any other corporation if a Material Subsidiary is the surviving corporation; and

      (b) the Company may merge or consolidate with any other Person if (i) the surviving or successor corporation is a corporation incorporated or organized under the laws of the United States of America, one of the states thereof or the District of Columbia,
            (ii) the surviving or successor corporation (if not the Company) shall expressly assume in writing (by an instrument a copy of which shall be mailed by registered mail to the holder of this
            Note) the due and punctual payment of the principal of this Note, according to its tenor, and the due and punctual performance and observance of all of the terms, covenants, agreements and conditions of this Note to be performed or observed by the Company to the same extent as if such surviving or successor corporation had originally executed this Note in the place of the Company, and had been the original maker of this Note, (iii) such Person is legally able to perform the Company's obligations hereunder and has a Consolidated net worth, as determined in accordance with generally accepted accounting principles consistently applied, not less than the Consolidated net worth of the Company (similarly determined) at the time of such merger or consolidation, and (iv) immediately after such consolidation or merger, no Event of Default or Insecurity Event or event which, with notice or lapse of time or both, would become an Event of Default or Insecurity Event, shall have occurred and be continuing under this Note.

2.8   Information and Reports to be furnished by the Company

      The Company will furnish to the holder of this Note:

      (a) Reports

            (i) Quarterly Reports. Within forty-five (45) days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such period, together with the related statements of income and surplus; and

            (ii) Annual Statements. Within ninety (90) days after the end of each fiscal year of the Buyer, an audited Consolidated balance sheet of the Buyer and its Consolidated subsidiaries as at the end of such year (when they become

                                                                      Appendix A

                  available), and the related statement of income and surplus.

            (iii) Monthly Reports Within twenty (20) days after the end of each month in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such month, together with the related statements of income and surplus, statement of sources and uses of cash, as well as such other historical information relating to such period that the Buyer maintains. Such information will include, but not be limited to, revenue per available seat mile, cost per available seat mile, segment profitability information, the number of total passengers, and load factor and average fare information.

            "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles.

      (b)   Publicly Filed reports to Stockholders and the SEC

            The Company will furnish the Seller with all publicly filed reports to stockholders or the United States Securities and Exchange Commission, if any.

      (c)   Notice of Default

            Immediately upon the Company's becoming aware of the existence of any default in its performance or observance of any covenant, agreement or condition contained in this Note or in the Promissory Note Security Agreement, a written notice specifying the nature and status thereof and what action the Company is taking with respect thereto.

      (d)   Notice of Acceleration

            Immediately upon the Company's becoming aware that the holder of any bond, debenture, promissory note (including any note other than this Note issued by the Company in favor of Payee or issued pursuant to Amendment No. 1 to the Agreement ("Other Notes")) or any similar evidence of indebtedness of the Company or any Material Subsidiary has demanded payment, given notice or taken any other action with respect to a claimed Event of Default under any Other Note or claimed default in respect of or under such bond, debenture or promissory note, a written notice specifying the demand made, notice given or action taken by such holder and the nature and status of the claimed Event of Default or default

                                                                      Appendix A

            and what action the Company is taking with respect thereto.

      (e)   ERISA

            As promptly as practicable (but in any event not later than fifteen
            (1) days) after the Company or Related Person (i) engages in any "prohibited transaction" (as defined in Section 406 of ERISA or section 497 of the Internal Revenue Code of 1986, as amended (the "Code")) with any "employee benefit plan" (as defined in Section 3
            (3) of ERISA ("Plan")), (ii) files a notice of intent under Section 4041 of ERISA with the PBGC to terminate any such Plan, (iii) receives a notice from the PBGC to appoint a trustee to administer any such Plan, (iv) knows or has reason to know that termination proceedings with respect to any such Plan have commenced, (v) knows or has reason to know that any "reportable event" (within the meaning of Section 4043(b) of ERISA) or other condition with respect to any such Plan has occurred which will result in a liability to the PBGC, (vi) fails to make a quarterly installment contribution to any such Plan with respect to which a lien may be imposed under section 412(n) of the Code, (vii) knows or has reason to know that any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any such Plan, (viii) withdraws in a "complete withdrawal" or a "partial withdrawal" from a "multiemployer plan" pursuant to subtitle E of Title IV of ERISA or knows or has reason to know that it will or is likely to incur a material liability in connection with any reorganization or insolvency of such a Plan, or (ix) is involved in a situation referred to in Section 4204 of ERISA, a statement of an officer of the Company setting forth the details with respect to the events resulting in such notice of intent to terminate or to appoint a trustee, or with respect to such termination proceedings, reportable event, other condition, withdrawal, or other situation, as the case may be, and the action which the Company or Related Person proposes to take with respect thereto, together with a copy of any such notice of intent to terminate or to appoint a trustee, a copy of any notice or other papers received by the Company or Related Person with respect to such termination proceedings, a copy of any notice of any such reportable event or other condition filed by the Company or a Related Person with PBGC, a copy of any notice received by the Company or a Related Person pursuant to Section 4219 of ERISA, or a copy of the papers pertaining to the situation described in Section 4204 of ERISA, as the case may be.

      (f)   Miscellaneous Information

            From time to time upon request, when the Payee is not the holder of the Note,

                                                                      Appendix A

            such nonproprietary or nonconfidential information regarding the business, affairs and condition of the Company and of any Material Subsidiary and its properties in such detail as may reasonably be requested. The Company covenants and agrees that any authorized officer or representative of the holder of this Note shall have the right, at such holder's expense and subject to applicable governmental regulations, to visit and inspect any of the properties of the Company and of any Material Subsidiary, to examine its books of account and to discuss its affairs, finances and accounts with, and be advised as to the same by, its officers or its independent certified public accountants all at such reasonable times and intervals as may be reasonably requested upon not less that five (5) days' notice.

      (g) The Note holder agrees to keep strictly confidential the information described above in Subparagraph 2.8(f) and to not disclose the same to any other Person or entity.

2.9   Taxes, etc.

      The Company will pay or cause to be paid all United States stamp taxes (including interest and penalties), if any, solely attributable to the execution and delivery of this Note, or of any amendment of, or waiver or consent under or with respect to, this Note, and will indemnify and save the holder hereof harmless from any loss or damage of any kind whatsoever resulting from or arising out of the non-payment or delay in the payment of such taxes.

2.10  Transactions with Affiliates

      The Company will not permit any of its Material Subsidiaries to, sell or transfer any assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of; or otherwise engage in any material transaction (including any merger) with, or permit any Affiliate to sell or transfer assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of, or otherwise engage in any other material transaction (including any merger) with, any other Affiliate except for (i) transactions expressly permitted by the Agreement, (ii) transactions (a) between the Company and one or more Wholly-Owned Subsidiaries of the Company, provided that in the case of any consolidation or merger in which the Company is not the surviving corporation, such transaction shall be permitted pursuant to Subparagraph
      2.7 hereof or (b) between Wholly-Owned Subsidiaries of the Company, (iii) transactions in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or any of its Subsidiaries could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate and then, in any case, only if no default or Event

                                                                      Appendix A

      of Default shall have occurred and be continuing, or (iv) transactions pursuant to a capital investment by an Affiliate into the Company on fair and reasonable terms. None of the Company and its Subsidiaries shall be permitted to amend any material agreement with an Affiliate if a default or Event of Default has occurred and is continuing.

2.11  Certain Definitions

      For purposes of this Note,

      (a) "Affiliate" means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

      (b) "Agreement" means the Airbus A320 Purchase Agreement, dated as of March 17, 1995, between AVSA, S.A.R.L. and the Company.

      (c) "Business Day" means any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, London, England or Toulouse, France.

      (d) "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles;

      (e) "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

      (f) "Letter Agreement" means the Financial Matters Letter Agreement, dated March 17, 1995.

      (g) "Material Subsidiary" of any Person means, at any time of determination, each Subsidiary (or a group of Subsidiaries that would constitute a Material Subsidiary if consolidated and which are engaged in the same or related lines of business) of such Person now existing or hereafter acquired or formed by such Person which

                                                                      Appendix A

            (x) accounted for more than l0% of the Consolidated revenues of such Person and its Subsidiaries during the twelve-month period ending on the date of the most recent Consolidated balance sheet of such Person delivered to the holder of this Note pursuant to Subparagraph 2.8, or (y) was the owner of more than 10% of the Consolidated assets of such Person and its Subsidiaries at the date of the most recent Consolidated balance sheet of such Person delivered to the holders of this Note pursuant to Subparagraph 2.8;

      (h) "Person" means any natural person, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization, firm, association, government (or political subdivision thereof), governmental agency, authority or instrumentality, or any other entity, whether acting in an individual, fiduciary or other capacity;

      (i) "Promissory Note Security Agreement" means the Promissory Note Security Agreement, dated as of December 21, 1995.

      (j) "Related Person" means any corporation or any trade or business (whether or not incorporated) which, together with the Company, is a member of a controlled group of corporations within the meaning of
            Section 163(a) of the Code, determined without regard to Section 163(a) (4) and (e)(3)(C) of the Code, or is under common control with the Company as described in Section 414(c) of the Code;

      (k) "Requirement of Law" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject;

      (l) "Subsidiary" of any Person means any corporation or other entity of which such Person, directly or indirectly, shall at the time
            (a) own shares of any class or classes with power for the election of at least a majority of the members of the board of directors (or the governing body) of such corporation or other entity other than shares or other interest having such power only by reason of the happening of a contingency or (b) otherwise have the legal right to elect such a majority; and

      (m) "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the outstanding shares of capital stock of which (other than

                                                                      Appendix A

            directors' qualifying shares) are owned directly by such Person or a Wholly-Owned Subsidiary of such Person.

3.    AMENDMENT AND WAIVER

      Any term, covenant, agreement or condition of this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more written instrument(s) signed by the holder of this Note.

4.    YIELD PROTECTION AND ILLEGALITY

4.1   Illegality

      In the event that it becomes unlawful for the holder of this Note to maintain the loan evidenced hereby on a LIBOR basis, then the holder shall promptly notify the Company thereof.

4.2   Compensation

      The Company shall pay to the holder of this Note, upon the request of the holder, such amount or amounts as shall be sufficient (in the opinion of the holder) to compensate it for any actual out-of-pocket loss, cost or expense incurred by it as a result of any payment or prepayment of this Note on a date other than the Payment Date, or any failure by the Company to prepay this Note on the date for such prepayment specified herein.

5.    DEFAULTS AND REMEDIES

5.1   Events of Default

      This Note shall become and be due and payable upon demand of the holder hereof, without presentation, protest, or further demand or notice of any kind (all of which are hereby expressly waived by the Company), if any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such demand:

      (a) if default shall be made in the due and punctual payment of the principal of this

                                                                      Appendix A

            Note or of any Other Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

      (b) if default shall be made in the due and punctual payment of any installment of interest on any Other Note, when and as such interest installment shall become due and payable, and such default shall have continued for a period of five (5) days;

      (c) if default shall be made in the performance or observance of any other of the covenants, agreements or conditions contained in this Note, the Promissory Note Security Agreement or the Letter Agreement, and such default shall have continued for a period of thirty (30) days after written notice thereof to the Company by the holder of this Note;

      (d) if an event or condition occurs or exists, with respect to any Plan or otherwise, concerning which the Company is under an obligation to furnish a report to the holder hereof in accordance with Subparagraph 2.8(e) hereof and as a result of such event or condition, together with all other such events or conditions, the Company or any Related Person has incurred or in the reasonable opinion of the holder hereof is likely to incur a liability to a Plan or the PBGC (or any combination of the foregoing) which is material in relation to the financial position of the Company;

      (e)   if:

            (1) the Company or any other party shall commence any case, proceeding or other action with respect to the Company in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days;

            (2) an action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Company for all or substantially all of its assets, or the Company makes a general assignment for the benefit of its creditors;

            (3) an action is commenced against the Company seeking issuance of a warrant of attachment, execution, distraint or similar process against all

                                                                      Appendix A

                  or any substantial part of its assets;

            (4) the Company becomes insolvent or fails generally to pay its debts as they become due; or

            (5) there is a liquidation, winding up or analogous event with respect to the Company.

5.2 In addition to the provisions of Subparagraph 5.1(a) through (d), only if AVSA or an Affiliate of AVSA is the holder of this Note, the occurrence of any Insecurity Event or Termination Event under Clause 21 of the Agreement shall also constitute Events of Default for the purpose of this Amendment to the Agreement.

5.3   Costs and Expenses

      The Company covenants that if default be made in any payment of principal on this Note, it will pay to the holder hereof to the extent permitted under applicable law, such further amount (in addition to any amounts due under the Notes) as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys and counsel of the holder hereof for all services rendered in that connection.

6.    COVENANTS BIND SUCCESSORS AND ASSIGNS

      All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

7.    GOVERNING LAW

      THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHICH ARE EXECUTED AND FULLY TO BE PERFORMED IN THAT STATE. The Company hereby irrevocably and unconditionally submits to the jurisdiction of the federal and state courts in New York, New York in respect of any action or proceeding arising out of or in connection with this Note. Final judgement against the Company in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of indebtedness or liability of the Company therein described; provided, however, that at all times the holder of this Note may at its option bring suit, or institute other judicial proceedings against the Company, in any court in any place where the Company or any of its assets may be found.

                                                                      Appendix A

8.    HEADINGS

      The headings of the Paragraphs and Subparagraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

9.    LOST, ETC. NOTES

      Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) or indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company, at its expense, will make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Subparagraph 9 shall be dated as of the date which such new Note is made and delivered. The unsecured indemnity agreement of the holder of this Note shall constitute indemnity satisfactory to the Company for the purposes of this Subparagraph 9.

10.   MISCELLANEOUS

      (a) In the event any day for payment of an amount hereunder is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day.

      (b) All amounts payable under this Note shall be payable without presentment or demand for payment, protest or further notice or demand of any kind, all of which are expressly waived by the Company, except to the extent expressly provided in this Note.

IN WITNESS WHEREOF, MIDWAY AIRLINES CORPORATION has caused this Note to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.

                                      MIDWAY AIRLINES CORPORATION


                                      By: /s/ Jonathan S. Waller
                                          --------------------------------

                                      Its: Senior Vice President
                                           General Counsel

                                                                      Appendix B

                           MIDWAY AIRLINES CORPORATION

                       Secured Registered Promissory Note

R.                                                            New York, New York
[***]                                                           March 27, 1996

      MIDWAY AIRLINES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, USA (the "Company"), for value received, hereby promises to pay to the order of AVSA, S.A.R.L. ("AVSA") or registered assigns on October 1, 1998, (the "Payment Date"), the principal amount of [***] in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the office of AVSA at 2, rond-point Maurice Bellonte, 31700 Blagnac, France (or at such other office as the holder hereof shall designate to the Company in writing).

1.    PAYMENT DATE; EXCHANGES; PREPAYMENTS

1.1   Transfer or Exchange

      This Note is transferable by the holder hereof as herein provided. The Company shall keep at its office or agency, maintained as provided in Subparagraph 2.2, a register in which the Company shall provide for the registration of this Note and for the registration of transfer of this Note. The holder of this Note may, at its option and either in person or by duly authorized attorney, surrender the same for registration of transfer and receive in exchange herefor a Note, dated as of the transfer of this Note, for the same aggregate unpaid principal amount as this Note and registered in such name or names as may be designated by the holder hereof. This Note, when presented or surrendered for registration of transfer, shall be duly endorsed or shall be accompanied by a written instrument of transfer duly executed by the holder of this Note or his attorney duly authorized in writing. The Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note and each such exchange or transfer shall be made in such a manner that no gain or loss of principal shall result therefrom. No transfer or exchange of this Note shall be valid unless made in such manner at such office. The Company agrees that it will pay shipping and insurance charges from and to the principal office of the holder of this Note involved in any exchange by the holder of this Note.

                                                                      Appendix B

1.2   Registered Holders; Payments

      Prior to due presentment for registration of transfer of this Note, the Company may deem and treat the registered holder hereof as the absolute owner hereof for the purpose of receiving payment of or on account of the principal of this Note and for the purposes of any notices, waivers or consents thereunder, and payments of any Note shall be made only to or upon the order in writing of the registered holder hereof. All payments made hereunder shall be made in immediately available funds in United States Dollars prior to 1:00 P.M., New York City time, by credit to Credit Lyonnais, New York Branch, or to such other account as the holder hereof shall advise the Company in writing. All payments due under this Note shall be made in full without set-off, counterclaim, recoupment, or defense and without deduction or withholding of any kind, provided, however, the same shall not be deemed a waiver of any rights or remedies of the Company against the Seller or any of its Affiliates. Consequently, the Company shall assure that the sums received by the holder of this Note hereunder shall be equal to the full amounts expressed to be due to the holder hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature imposed on the Company, except that if the Company is compelled by law to make any such deduction or withholding the Company shall pay such additional amounts as may be necessary in order that the net amount received by the holder after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

1.3   Optional Prepayments

      Upon notice given as provided in Subparagraph 1.5, the Company, at its option, may prepay this Note, in whole and not in part, at anytime, at one hundred percent (100%) of the outstanding principal amount thereof, without premium. This Note shall be paid in whole, at one hundred percent (100%) of the outstanding principal amount hereof, on the Payment Date.

1.4   Notice of Prepayment and Other Notices

      The Company shall give written notice of optional prepayment of this Note pursuant to Subparagraph 1.3 one (1) Business Day prior to the Payment Date. Any notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the registered holder hereof at its address designated on the register maintained by the Company on the date fixed for such notice of prepayment or other notice. Upon notice of any optional prepayment pursuant to Subparagraph 1.3, the Company covenants and agrees that it will prepay on the date therein fixed for prepayment the entire outstanding principal amount of this Note. The principal amount of this Note shall be due and payable on the date specified in such notice.

                                                                      Appendix B

2.    COVENANTS

      The Company covenants and agrees that so long as this Note shall be outstanding:

2.1   To Pay Principal

      The Company will punctually pay or cause to be paid the principal of this Note according to the terms hereof at the place of payment hereinabove specified.

2.2   Maintenance of Company Office

      The Company will maintain an office or agency at 300 West Morgan Street, Suite 1200, Durham, North Carolina 27701, USA or such other place in the United States of America as the Company may designate in writing to the holder hereof where notices, presentations and demands to or upon the Company in respect of the Notes may be given or made.

2.3   To Keep Books

      The Company will, and will cause each of its Material Subsidiaries to keep proper books of record and account in which proper entries will be made of its transactions in accordance with generally accepted accounting principles.

2.4   Payment of Taxes; Corporate Existence; Maintenance of Properties

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) pay and discharge promptly or cause to be paid and discharged promptly (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, unless the same is being contested in good faith, (ii) all lawful claims for labor, materials and supplies which if unpaid, might by law become a lien or charge upon its property, unless the same is being contested in good faith, and (iii) all obligations to the Pension Benefit Guaranty Corporation (or any successor thereto under the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) ("PBGC").

      (b) do or cause to be done all things necessary to preserve and keep in full force and effect its existence, materially advantageous rights, licenses, privileges, permits

                                                                      Appendix B

            and franchises and comply in all material respects with all laws and regulations applicable to it and its business; and

      (c) maintain and keep, or cause to be maintained and kept, its properties, including the Collateral as defined in the Promissory Note Security Agreement, in good repair, working order and condition and from time to time make or cause to be made all needful and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly conducted at all times.

2.5   To Insure

      The Company will, and will cause each of its Material Subsidiaries to,

      (a) keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by similar corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations;

      (b) carry, with financially sound and reputable insurers, such other insurance (including, without limitation, liability insurance) and in such amounts as is usually carried by corporations engaged in the same or a similar business similarly situated; and

      (c) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

      All insurance herein provided for shall be effected under a valid and enforceable policy or policies.

2.6   Sale of Assets

      The Company will not, and will not permit any unconsolidated subsidiary to, sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any Person other than the Company or any Material Subsidiary.

2.7   Merger or Consolidation

      The Company will not, and will not permit any Material Subsidiary to, consolidate with or merge into any Person or permit any Person to merge into it except that

                                                                      Appendix B

      (a) a Material Subsidiary may merge into the Company if the Company is the surviving corporation or may merge or consolidate with any other Material Subsidiary or any other corporation if a Material Subsidiary is the surviving corporation; and

      (b) the Company may merge or consolidate with any other Person if (i) the surviving or successor corporation is a corporation incorporated or organized under the laws of the United States of America, one of the states thereof or the District of Columbia,
            (ii) the surviving or successor corporation (if not the Company) shall expressly assume in writing (by an instrument a copy of which shall be mailed by registered mail to the holder of this
            Note) the due and punctual payment of the principal of this Note, according to its tenor, and the due and punctual performance and observance of all of the terms, covenants, agreements and conditions of this Note to be performed or observed by the Company to the same extent as if such surviving or successor corporation had originally executed this Note in the place of the Company, and had been the original maker of this Note, (iii) such Person is legally able to perform the Company's obligations hereunder and has a Consolidated net worth, as determined in accordance with generally accepted accounting principles consistently applied, not less than the Consolidated net worth of the Company (similarly determined) at the time of such merger or consolidation, and (iv) immediately after such consolidation or merger, no Event of Default or Insecurity Event or event which, with notice or lapse of time or both, would become an Event of Default or Insecurity Event, shall have occurred and be continuing under this Note.

2.8   Information and Reports to be furnished by the Company

      The Company will furnish to the holder of this Note:

      (a) Reports

            (i) Quarterly Reports. Within forty-five (45) days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such period, together with the related statements of income and surplus; and

            (ii) Annual Statements. Within ninety (90) days after the end of each fiscal year of the Buyer, an audited Consolidated balance sheet of the Buyer and its Consolidated subsidiaries as at the end of such year (when they

                                                                      Appendix B

                  become available), and the related statement of income and surplus.

            (iii) Monthly Reports Within twenty (20) days after the end of each month in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such month, together with the related statements of income and surplus, statement of sources and uses of cash, as well as such other historical information relating to such period that the Buyer maintains. Such information will include, but not be limited to, revenue per available seat mile, cost per available seat mile, segment profitability information, the number of total passengers, and load factor and average fare information.

            "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles.

      (b)   Publicly Filed Reports to Stockholders and the SEC

            The Company will furnish the Seller with all publicly filed reports to stockholders or the United States Securities and Exchange Commission, if any.

      (c)   Notice of Default

            Immediately upon the Company's becoming aware of the existence of any default in its performance or observance of any covenant, agreement or condition contained in this Note or in the Promissory Note Security Agreement, a written notice specifying the nature and status thereof and what action the Company is taking with respect thereto.

      (d)   Notice of Acceleration

            Immediately upon the Company's becoming aware that the holder of any bond, debenture, promissory note (including any note other than this Note issued by the Company in favor of Payee or issued pursuant to Amendment No. 1 to the Agreement ("Other Notes")) or any similar evidence of indebtedness of the Company or any Material Subsidiary has demanded payment, given notice or taken any other action with respect to a claimed Event of Default under any Other Note or claimed default in respect of or under such bond, debenture or promissory note, a written notice specifying the demand made, notice given or action taken by

                                                                      Appendix B

            such holder and the nature and status of the claimed Event of Default or default and what action the Company is taking with respect thereto.

      (e)   ERISA

            As promptly as practicable (but in any event not later than fifteen
            (1) days) after the Company or Related Person (i) engages in any "prohibited transaction" (as defined in Section 406 of ERISA or section 497 of the Internal Revenue Code of 1986, as amended (the "Code")) with any "employee benefit plan" (as defined in Section 3
            (3) of ERISA ("Plan")), (ii) files a notice of intent under Section 4041 of ERISA with the PBGC to terminate any such Plan, (iii) receives a notice from the PBGC to appoint a trustee to administer any such Plan, (iv) knows or has reason to know that termination proceedings with respect to any such Plan have commenced, (v) knows or has reason to know that any "reportable event" (within the meaning of Section 4043(b) of ERISA) or other condition with respect to any such Plan has occurred which will result in a liability to the PBGC, (vi) fails to make a quarterly installment contribution to any such Plan with respect to which a lien may be imposed under section 412(n) of the Code, (vii) knows or has reason to know that any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any such Plan, (viii) withdraws in a "complete withdrawal" or a "partial withdrawal" from a "multiemployer plan" pursuant to subtitle E of Title IV of ERISA or knows or has reason to know that it will or is likely to incur a material liability in connection with any reorganization or insolvency of such a Plan, or (ix) is involved in a situation referred to in Section 4204 of ERISA, a statement of an officer of the Company setting forth the details with respect to the events resulting in such notice of intent to terminate or to appoint a trustee, or with respect to such termination proceedings, reportable event, other condition, withdrawal, or other situation, as the case may be, and the action which the Company or Related Person proposes to take with respect thereto, together with a copy of any such notice of intent to terminate or to appoint a trustee, a copy of any notice or other papers received by the Company or Related Person with respect to such termination proceedings, a copy of any notice of any such reportable event or other condition filed by the Company or a Related Person with PBGC, a copy of any notice received by the Company or a Related Person pursuant to Section 4219 of ERISA, or a copy of the papers pertaining to the situation described in Section 4204 of ERISA, as the case may be.

      (f)   Miscellaneous Information

                                                                      Appendix B

            From time to time upon request, when the Payee is not the holder of the Note, such nonproprietary or nonconfidential information regarding the business, affairs and condition of the Company and of any Material Subsidiary and its properties in such detail as may reasonably be requested. The Company covenants and agrees that any authorized officer or representative of the holder of this Note shall have the right, at such holder's expense and subject to applicable governmental regulations, to visit and inspect any of the properties of the Company and of any Material Subsidiary, to examine its books of account and to discuss its affairs, finances and accounts with, and be advised as to the same by, its officers or its independent certified public accountants all at such reasonable times and intervals as may be reasonably requested upon not less that five (5) days' notice.

      (g) The Note holder agrees to keep strictly confidential the information described above in Subparagraph 2.8(f) and to not disclose the same to any other Person or entity.

2.9   Taxes, etc.

      The Company will pay or cause to be paid all United States stamp taxes (including interest and penalties), if any, solely attributable to the execution and delivery of this Note, or of any amendment of, or waiver or consent under or with respect to, this Note, and will indemnify and save the holder hereof harmless from any loss or damage of any kind whatsoever resulting from or arising out of the non-payment or delay in the payment of such taxes.

2.10  Transactions with Affiliates

      The Company will not permit any of its Material Subsidiaries to, sell or transfer any assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of, or otherwise engage in any material transaction (including any merger) with, or permit any Affiliate to sell or transfer assets (including capital stock of any Subsidiary) to, or purchase or acquire any assets of, or otherwise engage in any other material transaction (including any merger) with, any other Affiliate except for (i) transactions expressly permitted by the Agreement, (ii) transactions (a) between the Company and one or more Wholly-Owned Subsidiaries of the Company, provided that in the case of any consolidation or merger in which the Company is not the surviving corporation, such transaction shall be permitted pursuant to Subparagraph
      2.7 hereof or (b) between Wholly-Owned Subsidiaries of the Company, (iii) transactions in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or any of its Subsidiaries could obtain or could become entitled to in an arm's-length transaction

                                                                      Appendix B

      with a Person which was not an Affiliate and then, in any case, only if no default or Event of Default shall have occurred and be continuing, or (iv) transactions pursuant to a capital investment by an Affiliate into the Company on fair and reasonable terms. None of the Company and its Subsidiaries shall be permitted to amend any material agreement with an Affiliate if a default or Event of Default has occurred and is continuing.

2.11  Certain Definitions

      For purposes of this Note,

      (a) "Affiliate" means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

      (b) "Agreement" means the Airbus A320 Purchase Agreement, dated as of March 17, 1995, between AVSA, S.A.R.L. and the Company.

      (c) "Business Day" means any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, London, England or Toulouse, France.

      (d) "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles;

      (e) "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

      (f) "Letter Agreement" means the Financial Matters Letter Agreement, dated March 17, 1995.

      (g) "Material Subsidiary" of any Person means, at any time of determination, each Subsidiary (or a group of Subsidiaries that would constitute a Material Subsidiary if consolidated and which are engaged in the same or related lines of business) of such Person now existing or hereafter acquired or formed by such Person which

                                                                      Appendix B

            (x) accounted for more than l0% of the Consolidated revenues of such Person and its Subsidiaries during the twelve-month period ending on the date of the most recent Consolidated balance sheet of such Person delivered to the holder of this Note pursuant to Subparagraph 2.8, or (y) was the owner of more than 10% of the Consolidated assets of such Person and its Subsidiaries at the date of the most recent Consolidated balance sheet of such Person delivered to the holders of this Note pursuant to Subparagraph 2.8;

      (h) "Person" means any natural person, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization, firm, association, government (or political subdivision thereof), governmental agency, authority or instrumentality, or any other entity, whether acting in an individual, fiduciary or other capacity;

      (i) "Promissory Note Security Agreement" means the Promissory Note Security Agreement, dated as of December 21, 1995.

      (j) "Related Person" means any corporation or any trade or business (whether or not incorporated) which, together with the Company, is a member of a controlled group of corporations within the meaning of
            Section 163(a) of the Code, determined without regard to Section 163(a) (4) and (e)(3)(C) of the Code, or is under common control with the Company as described in Section 414(c) of the Code;

      (k) "Requirement of Law" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject;

      (l) "Subsidiary" of any Person means any corporation or other entity of which such Person, directly or indirectly, shall at the time
            (a) own shares of any class or classes with power for the election of at least a majority of the members of the board of directors (or the governing body) of such corporation or other entity other than shares or other interest having such power only by reason of the happening of a contingency or (b) otherwise have the legal right to elect such a majority; and

      (m) "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the outstanding shares of capital stock of which (other than

                                                                      Appendix B

            directors' qualifying shares) are owned directly by such Person or a Wholly-Owned Subsidiary of such Person.

3.    AMENDMENT AND WAIVER

      Any term, covenant, agreement or condition of this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more written instrument(s) signed by the holder of this Note.

4.    YIELD PROTECTION AND ILLEGALITY

4.1   Illegality

      In the event that it becomes unlawful for the holder of this Note to maintain the loan evidenced hereby on a LIBOR basis, then the holder shall promptly notify the Company thereof.

4.2   Compensation

      The Company shall pay to the holder of this Note, upon the request of the holder, such amount or amounts as shall be sufficient (in the opinion of the holder) to compensate it for any actual out-of-pocket loss, cost or expense incurred by it as a result of any payment or prepayment of this Note on a date other than the Payment Date, or any failure by the Company to prepay this Note on the date for such prepayment specified herein.

5.    DEFAULTS AND REMEDIES

5.1   Events of Default

      This Note shall become and be due and payable upon demand of the holder hereof, without presentation, protest, or further demand or notice of any kind (all of which are hereby expressly waived by the Company), if any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such demand:

      (a) if default shall be made in the due and punctual payment of the principal of this

                                                                      Appendix B

            Note or of any Other Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

      (b) if default shall be made in the due and punctual payment of any installment of interest on any Other Note, when and as such interest installment shall become due and payable, and such default shall have continued for a period of five (5) days;

      (c) if default shall be made in the performance or observance of any other of the covenants, agreements or conditions contained in this Note, the Promissory Note Security Agreement or the Letter Agreement, and such default shall have continued for a period of thirty (30) days after written notice thereof to the Company by the holder of this Note;

      (d) if an event or condition occurs or exists, with respect to any Plan or otherwise, concerning which the Company is under an obligation to furnish a report to the holder hereof in accordance with Subparagraph 2.8(e) hereof and as a result of such event or condition, together with all other such events or conditions, the Company or any Related Person has incurred or in the reasonable opinion of the holder hereof is likely to incur a liability to a Plan or the PBGC (or any combination of the foregoing) which is material in relation to the financial position of the Company;

      (e)   if:

            (1) the Company or any other party shall commence any case, proceeding or other action with respect to the Company in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days;

            (2) an action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Company for all or substantially all of its assets, or the Company makes a general assignment for the benefit of its creditors;

            (3) an action is commenced against the Company seeking issuance of a warrant of attachment, execution, distraint or similar process against all

                                                                      Appendix B

                  or any substantial part of its assets;

            (4) the Company becomes insolvent or fails generally to pay its debts as they become due; or

            (5) there is a liquidation, winding up or analogous event with respect to the Company.

5.2 In addition to the provisions of Subparagraph 5.1(a) through (d), only if AVSA or an Affiliate of AVSA is the holder of this Note, the occurrence of any Insecurity Event or Termination Event under Clause 21 of the Agreement shall also constitute Events of Default for the purpose of this Amendment to the Agreement.

5.3   Costs and Expenses

      The Company covenants that if default be made in any payment of principal on this Note, it will pay to the holder hereof to the extent permitted under applicable law, such further amount (in addition to any amounts due under the Notes) as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys and counsel of the holder hereof for all services rendered in that connection.

6.    COVENANTS BIND SUCCESSORS AND ASSIGNS

      All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

7.    GOVERNING LAW

      THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHICH ARE EXECUTED AND FULLY TO BE PERFORMED IN THAT STATE. The Company hereby irrevocably and unconditionally submits to the jurisdiction of the federal and state courts in New York, New York in respect of any action or proceeding arising out of or in connection with this Note. Final judgement against the Company in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of indebtedness or liability of the Company therein described; provided, however, that at all times the holder of this Note may at its option bring suit, or institute other judicial proceedings against the Company, in any court in any place where the Company or any of its assets may be found.

                                                                      Appendix B

8.    HEADINGS

      The headings of the Paragraphs and Subparagraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

9.    LOST, ETC. NOTES

      Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) or indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company, at its expense, will make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Subparagraph 9 shall be dated as of the date which such new Note is made and delivered. The unsecured indemnity agreement of the holder of this Note shall constitute indemnity satisfactory to the Company for the purposes of this Subparagraph 9.

10.   MISCELLANEOUS

      (a) In the event any day for payment of an amount hereunder is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day.

      (b) All amounts payable under this Note shall be payable without presentment or demand for payment, protest or further notice or demand of any kind, all of which are expressly waived by the Company, except to the extent expressly provided in this Note.

IN WITNESS WHEREOF, MIDWAY AIRLINES CORPORATION has caused this Note to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.

                                       MIDWAY AIRLINES CORPORATION


                                      By: /s/ Jonathan S. Waller
                                          --------------------------------

                                      Its: Senior Vice President
                                           General Counsel

                                 Amendment No. 6

                         TO THE A320 PURCHASE AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 5 (hereinafter referred to as the "Amendment") entered into as of February __, 1997, by and between AVSA, S.A.R.L., societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into (i) a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of January 31, 1996, Amendment No. 3 dated as of February 28, 1996, Amendment No. 4 dated as of March 27, 1996, and Amendment No. 5 dated as of October 29, 1996, and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement," (ii) a related letter agreement regarding "Financial Matters," which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of March 27, 1996, Amendment No. 3 dated as of October 29, 1996, and Amendment No. 4 dated the date hereof, is hereinafter called the "Financial Matters Agreement," (iii) a related Security Agreement, dated as of March 17, 1995, and (iv) a Promissory Note Security Agreement, dated as of December 21, 1995, hereinafter referred to as the "Promissory Note Security Agreement" and

      WHEREAS, in connection with the Buyer's reorganization, the Buyer has asked the Seller and the Seller agrees to reschedule the delivery dates of the Aircraft and make other changes to the Agreement, under the conditions set forth in this Amendment; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1.    FIRM AIRCRAFT DELIVERY POSITIONS

      The Buyer and the Seller agree that the delivery schedule for Firm Aircraft set forth in Subclause 9.1 of the Agreement is superseded and replaced by the following schedule:

QUOTE

            Firm Aircraft          Month of Delivery
            -------------          -----------------

            No. 1                  December   2005
            No. 2                  January    2006
            No. 3                  February   2006
            No. 4                  December   2006

UNQUOTE

2.    OPTION AIRCRAFT DELIVERY POSITIONS

      The Buyer and the Seller agree that the delivery schedule for Option Aircraft set forth in Paragraph 3 of Letter Agreement No. 3 to the Agreement is superseded and replaced by the following schedule:

QUOTE

            Option Aircraft No.    Month of Delivery
            -------------------    -----------------

            No. 1                  January   2007
            No. 2                  February  2007
            No. 3                  November  2007
            No. 4                  December  2007

UNQUOTE

3.    PROMISSORY NOTES

      The Seller will cancel and return to the Buyer the two (2) promissory notes (referred to as the "New Replacement December 1995 Note" and the "New Rescheduled Payments Note" under Amendment No. 5 to the Agreement) and will take all steps necessary to terminate and release all of its security interest under the Promissory Note Security Agreement, made by the Buyer and the Seller to secure the Buyer's obligations under the New Replacement December 1995 Note and under the New Rescheduled Payments Note.

4.    FIRM AIRCRAFT PREDELIVERY PAYMENTS

      The Buyer and the Seller agree that the schedule for Predelivery Payments for each of the Firm Aircraft set forth in Subclause 6.2.3 of the Agreement is amended by deleting the requirement that the Buyer make the third payment no later than December 30, 1995, and the fourth payment no later than June 30, 1996, and by instead requiring the Buyer to make the third and fourth payments together (representing a total of two-thirds of one percent of the Predelivery Payment Reference Price) twenty-four (24) months prior to delivery.

5.    OPTION AIRCRAFT PREDELIVERY PAYMENTS

       The Buyer and the Seller agree that the schedule for Predelivery Payments for each of the Option Aircraft set forth in Subclause 6.2.3 of the Agreement is amended by deleting the requirement that the Buyer make the second payment no later than December 30, 1995, and the third payment no later than June 30, 1996, and by instead requiring the Buyer to make the second and third payments together ([***] for each of the Option Aircraft) at the same time the fourth payment is due, upon Option Aircraft exercise but not later than twenty-four (24) months prior to delivery.

6.    INSECURITY EVENTS

       The Buyer and the Seller agree that the Agreement is amended by deleting Subclauses 21.2(a), 21.2(b), 21.2(g) and 21.2(h) thereof in their entirety.

7.    MERGER

      The Buyer intends to become the surviving corporation of the merger of GoodAero, Inc., a Delaware corporation, into the Buyer (the "Merger"), pursuant to which Merger the Buyer's current majority shareholder will cease to control eighty percent (80%) of the outstanding voting shares of the Buyer. Following the consummation of the Merger, the shareholders of GoodAero, Inc., will have the right to vote that number of votes that will equal to seventy percent (70%) of all votes in the aggregate on each matter submitted to a vote of the holders of the Buyer's common stock. The Seller agrees that the consummation of the Merger will not constitute an Insecurity Event under Subclause 21.2(e) of the Agreement.

8.    ADVANCEMENT OF DELIVERIES

      Upon twenty-four (24) months' advance written notice to the Seller by the Buyer, the Seller agrees to review the availability of delivery dates for the Aircraft earlier than those set forth in Subclause 9.1 of the Agreement (as amended hereby) and in Paragraph 3 of Letter Agreement No. 3 (as amended hereby), subject to the Seller's commercial and industrial constraints.

9.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to he made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall he necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 9 shall survive any termination of this Amendment.

10.   EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern. It is understood that this Amendment does not in any way constitute a waiver by the Seller of any rights it has under the Agreement or under the Financial Matters Agreement.

      Further, it is agreed that this Amendment is subject to the parties' executing as of the date hereof an amendment to the Financial Matters Agreement and the Promissory Note Security Agreement, if applicable.

11.   INTERPRETATION AND LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                      Yours sincerely,

MIDWAY AIRLINES                          AVSA, S.A.R.L.
CORPORATION


By: /s/ Jonathan S. Waller               By: /s/ Christophe Mourey
    -----------------------------            ----------------------------------

Its: Senior Vice President               Its: AVSA Chief Executive Officer


By:
    --------------------------------

Its:
    --------------------------------

                             LETTER AGREEMENT NO. 2

                                                 As of March 17, 1995

Midway Airlines Corporation
5713 S. Central Avenue
Chicago, IL 60638

Re:   PURCHASE INCENTIVES AND MISCELLANEOUS MATTERS

Dear Sir or Madam:

      Midway Airlines Corporation (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A320-200 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    AIRFRAME CREDIT

      The Seller will provide the Buyer a credit memorandum of [***] at January 1995 delivery conditions, subject to escalation as per the Airframe escalation formula set forth in Exhibit "G" to the Agreement, on delivery of each Aircraft. This credit memorandum may either be applied against the Final Contract Price of the Aircraft or may be used for the purchase of goods and services from Seller or any of its affiliates.

2.    SCN CREDIT

      The Seller will provide the Buyer an SCN credit memorandum of [***]

      [***] per Aircraft at January 1995 delivery conditions, subject to escalation as per the Airframe escalation formula set forth in Exhibit "G" to the Agreement, on delivery of each Aircraft. This credit will be applied against the price of SCNs for the Aircraft.

3.    AIRCRAFT DELIVERY RELATED MATTERS

3.1 Notwithstanding the provisions of Clause 9 of the Agreement, the Buyer may request in writing to the Seller not later than thirty (30) days prior to delivery of an Aircraft, to have an Aircraft closing procedure take place in a location other than Toulouse, France, and other than the United States of America or Canada (the "Alternate Closing Site"), provided, however, that:

      (i) the Buyer's request is solely to facilitate the Buyer's financing of the Aircraft; and

      (ii) such Alternate Closing Site is acceptable to the Seller and the Seller agrees in writing to such Alternate Closing Site; and

      (iii) the Buyer agrees to pay the Seller all direct incremental costs arising from the relocation to the Alternate Closing Site, if any; and

      (iv) the acceptance of the Aircraft shall have taken place in Toulouse, France, and all documentation required by the Seller to effect the delivery shall have been signed.

3.2 The Buyer may request the Seller (not fewer than sixty (60) days prior to the first day of the month of delivery of an Aircraft, pursuant to Clause 9 of the Agreement) to reschedule the delivery of an Aircraft by no more than two (2) weeks, provided, however, that such request shall be evidenced in writing and state that such request is based exclusively on operational constraints of the Buyer. The Seller shall then, subject to its reasonable commercial and industrial constraints, notify the Buyer of a rescheduled (if applicable) delivery date for the Aircraft within the timeframe set forth in the immediately preceding sentence. The Buyer's obligation to take delivery of the Aircraft under this Agreement shall not be altered in any manner by the provisions of this Subparagraph 3.2.


                                   LA No. 2-2

4.    DELIVERY DELAY RELATED MATTERS

4.1 Notwithstanding the provisions of Clauses 10 and 11 of the Agreement, if the Agreement is terminated with respect to any Aircraft under Clause 10 or Clause 11 of the Agreement, then, in respect of Buyer Furnished Equipment in the possession of the Seller at the time of such termination, the Seller, at its option, will take one of the following actions:

      (i)   install such Buyer Furnished Equipment on another Aircraft; or

      (ii) install such Buyer Furnished Equipment on another aircraft in production (subject to reasonable industrial and commercial constraints), and provided the Seller has been able to so install such Buyer Furnished Equipment, refund to the Buyer an amount equal to the price it paid for such Buyer Furnished Equipment; or

      (iii) obtain the Buyer's consent, such consent not to be unreasonably withheld, to sell the Buyer Furnished Equipment as "used," and, after such sale, pay an amount equal to the proceeds of such sale to the Buyer; or

      (iv) in the event of an Aircraft that is lost, destroyed or damaged beyond economic repair, if the Seller is insured for loss of such Buyer Furnished Equipment, obtain compensation therefor from the Seller's insurance company and pay the Buyer an amount equal to the lower of (a) the amount the Buyer paid for such Buyer Furnished Equipment and (b) the amount the Seller received from its insurance company for, such Buyer Furnished Equipment.

      The Seller shall have no other obligation to the Buyer with respect to such Buyer Furnished Equipment.

4.2 The provisions of Clause 5 of the Agreement notwithstanding, for each A320-200 model Aircraft delivered that is the subject of an inexcusable delay under Clause 11 of the Agreement, the Final Contract Price (set forth in Subclause 4.2 of the Agreement), the airframe credit memorandum and SCN credit memorandum (set forth in, respectively, Paragraphs 1 and 2 of this Letter Agreement), shall be revised in accordance with Exhibit "G", "H" or "I" (as


                                   LA No. 2-3
      applicable) to, at the Buyer's option, either (i) the month of delivery originally scheduled and set forth in Subclause 9.1 of the Agreement or in Paragraph 3 of Letter Agreement No. 3 to the Agreement (as applicable) for such Aircraft or (ii) the rescheduled delivery date.

4.3 The provisions of Clause 5 of the Agreement notwithstanding, for each Converted A319 Aircraft delivered that is the subject of an inexcusable delay under Clause 11 of the Agreement, the Final Contract Price (set forth in Subparagraph 9.4.2.2 of Letter Agreement No. 3 to the Agreement), and the airframe credit memorandum, SCN credit memorandum and CFM credit memorandum (set forth in, respectively, Subparagraphs 9.5.1, 9.5.2 and 9.5.3 of Letter Agreement No. 3 to the Agreement), shall be revised in accordance with Exhibit "G," "H" or "I" (as applicable) to, at the Buyer's option, either (i) the month of delivery originally scheduled and set forth in Subparagraph 9.3 of Letter Agreement No. 3 to the Agreement for such Converted A319 Aircraft or (ii) the rescheduled delivery date.

4.4 Notwithstanding the provisions of Subclause 11.1 of the Agreement and beginning only with the third Aircraft that is the subject of an inexcusable delay under Clause 11 and for which delivery is delayed thirty-one (31) or more days, the Seller will also pay or credit to the Buyer, at the Buyer's option and subject to the provisions of Subclause
      11.3 of the Agreement, liquidated damages for the first thirty (30) days of the inexcusable delay period. Such liquidated damages will be in the amount of [***] for each of the first thirty (30) days of delay in delivery of the affected Aircraft.

      No other provision of Clause 11 of the Agreement shall be amended by this Subparagraph 4.4.

5.    PROPULSION SYSTEMS SELECTION

      The Buyer hereby irrevocably selects International Aero Engines as the Propulsion Systems manufacturer to equip the Aircraft.

6.    TAX RELATED MATTERS

6.1 Notwithstanding the provisions of Subclause 4.4 of the Agreement, in the event a material tax, tariff or duty has been levied, assessed, charged or collected by the


                                   LA No. 2-4

      United States of America specifically and exclusively on goods imported from the Republic of France (due to a situation of trade retaliation by the United States government specifically and exclusively against the Republic of France), the Buyer and the Seller shall cooperate to reduce the amount of or obtain a waiver of the obligation to pay such tax, tariff or duty.

6.2 Notwithstanding the provisions of Subclause 4.4 of the Agreement, in the event a material tax, tariff or duty has been levied, assessed, charged or collected by the Commonwealth of Virginia in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, then the Buyer and the Seller shall cooperate to reduce the amount of or obtain a waiver of the obligations to pay such tax, tariff or duty.

7.    [***]

7.1   In consideration of the following conditions, the terms of Subparagraph
      7.2 will apply:

7.1.1 The Buyer's operation, over time starting in April 1995, of ten (10) A320-200 aircraft leased medium to long term by the Buyer from operating lessors (including not fewer than four (4) A320 aircraft from ORIX), such leases to begin between on or about April 1995 and the end of 1996; and

7.1.2 The Buyer's execution of the Agreement with the Seller for the purchase by the Buyer from the Seller of four (4) Firm Aircraft to be delivered by the Seller to the Buyer starting in December 1998 with an option to purchase four (4) additional Option Aircraft; and

7.1.3 The Buyer's request and the Seller's acceptance to advance certain product support services prior to the time when they would otherwise have been available under the Agreement (excluding for this purpose only the Letter Agreements).

7.2 The Buyer and the Seller agree to the following terms with respect to the provision by the Seller of the [***] (as defined in Paragraph 7.2.1 below):

7.2.1 [***]


                                   LA No. 2-5

      January 1995 delivery conditions subject to escalation pursuant to the Airframe Price Revision Formula set forth in Exhibit "G" of the Agreement) [***] based on the support of ten (l0) A320 aircraft; and

7.2.2 The [***] shall include product support goods and services from the Seller or its Affiliates as further described in Subparagraphs 7.3 through 7.7 hereafter; and

7.2.3 The Seller and the Buyer agree, from time to time (but not later than at the end of 1996), to review the number of leased A320 aircraft in the Buyer's fleet in order to monitor the [***], should the number of A320 aircraft leased medium to long term be fewer than ten (10). The Buyer will use its commercially reasonable efforts, whenever practicable, to have product support allowances assigned by operating lessors (other than by ORIX for the first four (4) A320 aircraft leased by the Buyer) included as part of its A320 aircraft lease transactions. Any such allowances received by the Buyer may be used by it to purchase goods and services from the Seller or its Affiliates without affecting the Upfront Support Package.

7.2.4 Except as may otherwise be mutually agreed from time to time by the Seller and the Buyer, at no time prior to the delivery of the first Firm Aircraft shall the Seller be required to provide support services [***]

7.2.5 [***]

7.3   [***]

      As part of the contractual allowances set forth in Clause 14 and Exhibit "F" of the Agreement, it is hereby agreed that the Seller shall provide the Buyer with certain advanced Technical Publications (the "Upfront Technical Publications).

      It is agreed that the Seller shall not, by virtue of this Letter Agreement or otherwise, be required to


                                   LA No. 2-6
      deliver technical publications and revision services thereto at any time in excess of the provisions for Technical Publications set forth in the Agreement and the total requirements set forth in said Exhibit "F" to the Agreement (including, but not limited to, the quantities, format, total aggregate duration of the revision service and customization). Notwithstanding the foregoing, the Seller hereby agrees to integrate and customize the Upfront Technical Publications beginning with the first revision cycle following December 1996, provided, however, that the Buyer then operates at least ten (10) A320 aircraft.

7.4   UPFRONT SUPPORT WITH RESPECT TO FIELD ASSISTANCE

      As part of the contractual allowance set forth in Clause 15 of the Agreement, it is agreed that the Seller shall provide the Customer Support Representatives referred to therein starting with the month of April 1995 with respect to one Customer Support Representative. The allocation of further Customer Support Representatives will be further reviewed between the Buyer and the Seller as operational requirements dictate.

      In no event shall the total aggregate number of man-months of Customer Support Representatives exceed a total of [***]

7.5   UPFRONT SUPPORT WITH RESPECT TO TRAINING

      As part of the contractual allowance set forth in Clause 16 of the Agreement, it is agreed that the Seller will provide the Buyer with advanced training (the "Upfront Training"). The Upfront Training will include the following goods and services:

      (i) Flight crew instructor familiarization training for [***] (each of which consists of a captain and a first officer). Among these [***] shall also receive flight-crew instructor familiarization training. Each such flight crew may be converted to (a) dry or wet lease full flight or fixed base simulator hours or (b) computer based training or (c) maintenance training or (d) maintenance line training or (e) flight crew line training, at the conversion rates set forth in Appendix 1 to this Letter Agreement.


                                   LA No. 2-7

            At any point in time, in lieu of such flight crew training (or the converted flight crew training as per above) then unused and remaining, the Buyer may elect to receive a cash payment equal to [***] per crew trained by a third party. Alternatively and in lieu of such cash payment, the Buyer may elect to either (x) apply the amount equal to the cash payment (to the extent available) against the Final Contract Price of each Firm Aircraft at a rate in no event to [***] per delivered Firm Aircraft or (y) use an amount equal to the cash payment (to the extent available) to purchase goods and services from the Seller or its Affiliates.

      (ii) [***] including on-the-job training, at the Buyer's facilities, if desired and when feasible.

            At any point in time, in lieu of such maintenance training then unused and remaining, the Buyer may elect to receive a cash payment equal to [***] per maintenance trainee day of training performed by a third party. Alternatively and in lieu of such cash payment, the Buyer may elect to either (x) apply the amount equal to the cash payment (to the extent available) against the Final Contract Price of each Firm Aircraft at a rate in no event to [***] per delivered Firm Aircraft or (y) use an amount equal to the cash payment (to the extent available) to purchase goods and services (including but not limited to VACBI) from the Seller or its Affiliates.

      (iii) [***] of performance/ operations courses.

      (iv)  Cabin attendant training for up to [***] cabin attendants.

7.6   UPFRONT SUPPORT WITH RESPECT TO SPARE PARTS PROCUREMENT

      The Buyer shall have the option to (i) purchase spare parts from the Seller pursuant to Letter Agreement No. 1 to the Agreement and (ii) have access to a pool of


                                   LA No. 2-8
      spare parts under a standard exchange support program developed by the Seller, under terms to be mutually agreed between the Buyer and the Seller after execution of the Agreement.

7.7   TOOLING AND SUPPORT EQUIPMENT

      As a portion of and included in the [***], upon execution of the first operating lease agreement for A320 aircraft, the Seller will provide the Buyer with a credit memorandum (not to be escalated) in an amount of [***]

      [***] may be used for the purchase of A320 tooling and support equipment from the Seller (the "Tooling Equipment"). In the event no further A320 tooling and support equipment is required by the Buyer, then the Buyer may use the remaining portion of the Tooling Credit (if applicable) for the purchase of Material from the Seller.

      The Buyer will ensure and hereby undertakes that the Tooling Equipment be free of all lien charges or other encumbrances at all times.

      The Buyer hereby grants and conveys to the Seller a first-priority lien on and security interest in all right, title and interest, if any, of the Buyer in the Tooling Equipment. The Buyer shall cooperate with the Seller in the preparation and filing for recordation with the FAA under the Federal Aviation Act of 1958, as amended, of the relevant documentation relating to security on the Tooling Equipment.

      Further requirements relating to the security and collateralization of the Tooling Equipment are outlined in the Security Agreement between the Buyer and the Seller dated the date hereof.

8.    TRAINING SUPPORT

      Upon execution of the Agreement, the Seller will provide the Buyer with a credit memorandum in addition to the [***] in the amount of [***] for the purchase of training goods and services from the Seller (the "Supplemental Credit"). In the event the Supplemental Credit has not been utilized at the time of delivery of the first Firm Aircraft, then, upon delivery of such first Firm Aircraft and each further


                                   LA No. 2-9
      three (3) Firm Aircraft thereafter, the Seller will provide the Buyer with a credit memorandum in the amount of [***] to be applied against the Final Contract Price of each of the four (4) Firm Aircraft.

9.    OTHER MATTERS

      In the event (i) the Buyer is entitled to use a credit memorandum from the Seller (when available) to purchase Material from a Vendor, and (ii) the Buyer has negotiated terms and conditions relating to the provision of such Material directly with the Vendor of Material, then the Seller shall agree to pay such Vendor directly for the price of such Material, provided, however, that the Seller shall be entitled to charge a reasonable administrative fee to the Buyer (if applicable).

10.   ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 shall be void and of no force or effect.


                                  LA No. 2-10

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                     Very truly yours,

                                     AVSA, S.A.R.L.


                                     By: /s/ Christophe Mourey
                                     ------------------------------------

                                     Its: AVSA Chief Executive Officer

                                     Date: March 17, 1995

Accepted and Agreed
Midway Airlines Corporation

By:  /s/ Brian J. Olds
     ---------------------------
     Brian J. Olds

Its: Executive Vice President
     Chief Operating Officer

                         APPENDIX 1 TO LETTER AGREEMENT

In lieu of each flight crew trained pursuant to Paragraph 7.5 (i) of this Letter Agreement, the Buyer shall have the flexibility to receive any one of the items listed below:

(i)   Simulator time:

================================================================================
                     Full-flight Simulator         Fixed Based Simulator
--------------------------------------------------------------------------------
     Dry Lease                [***]                         [***]
--------------------------------------------------------------------------------
     Wet Lease                [***]                         [***]
                         (with Simulator
                              instructor
================================================================================

or

(ii)  [***] trainee days of maintenance instruction

or

(iii) Computer-based training:

================================================================================
                     Company Licensing              CBT Courseware
--------------------------------------------------------------------------------
   Flight Crew            [***]                          [***]
--------------------------------------------------------------------------------
   Maintenance            [***]                          [***]
================================================================================

or

(iv)   [***] maintenance line instructor days.

or

(v)    [***] flight crew line instructor days.


                                  LA No. 2-12

                             LETTER AGREEMENT NO. 3

                                                 As of March 17, 1995

Midway Airlines Corporation
5713 S. Central Avenue
Chicago, IL 60638

Re:         OPTION AIRCRAFT

Dear Sir or Madam:

            Midway Airlines Corporation (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A320-200 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

            Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

The Seller hereby grants the Buyer the right to convert its Option Aircraft into Aircraft, as set forth in this Letter Agreement.

1.          SCOPE

            The Seller hereby grants the Buyer and the Buyer hereby takes options on up to four (4) Option Aircraft under the terms and conditions set forth in the Agreement except as set forth in this Letter Agreement.

2.          SPECIFICATION

            The specification for the Option Aircraft will be as set forth in Subclause 2.2 of the Agreement.

3.          DELIVERY

            Subject to the provisions of the Agreement, the Seller shall have the Option Aircraft ready for delivery at Aerospatiale's works near Toulouse, France, and the Buyer shall accept the same, during the months set forth below:

      Option Aircraft No.                     Month of Delivery
      -------------------                     -----------------

              1                               January    2000
              2                               February   2000
              3                               November   2000
              4                               December   2000

4.          OPTION EXERCISE

            The Buyer shall exercise its option to purchase an Option Aircraft by written notification to the Seller and payment of the fourth Predelivery Payment therefor as stipulated in Paragraph 7 hereof no later than the first day of the twenty-fourth (24th) month prior to the scheduled month of delivery of such Option Aircraft, according to the schedule set forth in Paragraph 3 of this Letter Agreement. Provided that the first three Predelivery Payments for the Option Aircraft have been received pursuant to Subclause 6.2.3 of the Agreement, an Option Aircraft for which written notification and the fourth Predelivery Payment have been received as set forth in this paragraph shall be deemed a "Converted Option Aircraft."

            In the event that the Seller does not receive both written notification and all of the first four Predelivery Payments due in accordance with Subclause 6.2.3 of the Agreement with respect to an Option Aircraft being converted into an Aircraft, then the Buyer's right to exercise its rights with respect to such individual Option Aircraft shall expire and the parties shall have no further obligations to one another with respect thereto.

5.          OPTION AIRCRAFT BASE PRICE

            The Base Price of the Converted Option Aircraft shall be the same as for the Aircraft, the terms and conditions of which are set forth in Clause 4 of the Agreement. The Base Price of the Propulsion Systems shall be as quoted by the Propulsion Systems manufacturer at the time of Option Aircraft exercise.

6.          CREDIT MEMORANDA

            Subject to the provisions of Paragraph 5 above, the Seller will provide the Buyer with an airframe credit memorandum, and SCN credit memorandum for each Option Aircraft equal to (in January 1995 delivery conditions) and determined in the same


                                   LA No. 3-2
            manner as for the Aircraft. The terms and conditions of such credit memoranda are set forth in Paragraph 1 and Paragraph 2, respectively, of Letter Agreement No. 2 to the Agreement.

7.          PREDELIVERY PAYMENTS

            Predelivery Payments for each Converted Option Aircraft shall be due as set forth in Subclause 6.2.3 of the Agreement. The fourth Predelivery Payment for each Converted Option Aircraft shall be paid no later than upon the Buyer's written notification to the Seller of its exercise of the option to purchase such Option Aircraft.

8.          OTHER MATTERS

            Each Converted Option Aircraft shall be an Aircraft for the purposes of the provisions of Clauses 1 through 22 of the Agreement, the Exhibits to the Agreement, Letter Agreement No. 1 to the Agreement and Paragraphs 1, 2, 3, 4.1, 4.2, 4.4, 5 and 6 of Letter Agreement No. 2 to the Agreement. No other provisions of the Agreement shall apply to such Converted Option Aircraft.

9.          A319 AIRCRAFT OPTION CONVERSION FLEXIBILITY

9.1         Scope

            In lieu of the conversion of A320 Option Aircraft into firmly ordered Aircraft as described in Paragraphs 1 through 8 above, the Seller grants the Buyer the right to convert Option Aircraft into firmly ordered A319 aircraft (the "Converted A319 Aircraft") upon the commercial terms set forth in this Paragraph 9.

9.2         Specification

            The Converted A319 Aircraft shall be manufactured in accordance with the A319-100 Standard Specification, Document No. J.000.0l000, Issue 2, dated March 30, 1994, (the "A319 Standard Specification"). Such Standard Specification, a copy of which is annexed hereto as Exhibit "A-2" to the Agreement is hereinafter referred to as the "A319 Specification." The Specification may be further modified from time to time pursuant to the provisions of Clause 3 of the Agreement.


                                   LA No. 3-3

9.3         Delivery

            Paragraph 3 above will apply to the delivery of the Converted A319 Aircraft, except that the Seller shall have the Converted A319 Aircraft ready for delivery at Daimler-Benz's works in Hamburg, Germany.

9.4         Converted A319 Aircraft Pricing

9.4.1       Base Price of the Converted A319 Aircraft

            The "Base Price" of each Converted A319 Aircraft is the sum of:

            (i)   the Base Price of the Airframe, and

            (ii)  the Base Price of the Propulsion Systems.

9.4.1.1     Base Price of the Airframe

9.4.1.1.1 The Base Price of the Airframe shall be the sum of the Base Prices set forth below in (i) and (ii):

            (i) the Base Price of the Standard Airframe, as defined in the Standard Specification set forth in Exhibit "A-2" to the Agreement (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 1995, which is:

                        [***]

            (ii) the Base Price of the estimated change orders to the A319 Standard Specification (SCN estimate) referred to in Exhibit "B" to the Agreement, at delivery conditions prevailing in January 1995, which is estimated at:

                        [***]

9.4.1.1.2 The Base Price of the Airframe of each Converted A319 Aircraft shall be revised to the actual delivery date of such Converted A319 Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit "G" to the Agreement.


                                   LA No. 3-4

9.4.1.2     Base Price of the Propulsion Systems

9.4.1.2.1   The Base Price of the CFM 56-5A-5 Propulsion Systems is the sum of
            (i) and (ii) below:

            (i)   Base Price of the CFM 56-5A-5 Engines

                  The Base Price of a set of two (2) CFM International CFM 56-5A-5 engines and additional standard equipment at delivery conditions prevailing in January 1995 is:

                        [***]

                  Said Base Price has been calculated with reference to the Reference Price indicated by CFM of [***] in accordance with economic conditions prevailing in September 1990.

                  Said Reference Price is subject to adjustment to the date of delivery of the Converted A319 Aircraft in accordance with the CFM Price Revision Formula set forth in Exhibit "H-2" to the Agreement.

            (ii)  Base Price of Nacelles and Thrust Reversers

                  The Base Price for a set of two (2) nacelles and two (2) thrust reversers at delivery conditions prevailing in January 1995 is:

                        [***]

                  Said Base Price is subject to adjustment to the date of delivery of the Converted A319 Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit "G" to the Agreement.

9.4.1.2.2         Base Price of the IAE V2524-A5 Propulsion Systems

                  The Base Price of the IAE V2524-A5 Propulsion Systems is:

                  The Base Price of a set of two (2) IAE V2524-A5 Propulsion Systems, including related equipment,


                                   LA No. 3-5
                  nacelles and thrust reversers, at delivery conditions prevailing in January 1995 is:

                        [***]

                  Said Base Price has been calculated with reference to the Reference Price indicated by International Aero Engines of [***] in accordance with economic conditions prevailing in November 1990.

                  Said Reference Price is subject to adjustment to the date of delivery of the Converted A319 Aircraft in accordance with the IAE Price Revision Formula set forth in Exhibit "1-2" to the Agreement.

9.4.2.2     Final Contract Price

            The Final Contract Price of a Converted A319 Aircraft shall be the sum of:

            (i) the Base Price of the Airframe constituting a part of such Converted A319 Aircraft, together with the Base Price of nacelles and thrust reversers (when applicable), as adjusted to the date of delivery of such Converted A319 Aircraft in accordance with Subclause 5.1 of this Agreement;

            (ii)  the price (as of delivery conditions prevailing in January
                  1995) of any other SCNs constituting a part of such Converted A319 Aircraft that are entered into pursuant to Clause 3 of the Agreement after the date of execution of the Agreement, as adjusted to the date of delivery of such Converted A319 Aircraft in accordance with Subclause 5.1 of the Agreement;

            (iii) the Reference Price of the installed Propulsion Systems
                  (excluding the nacelles and thrust reversers, when applicable), constituting a part of such Converted A319 Aircraft, as adjusted to the date of delivery of such Converted A319 Aircraft in accordance with Subclause 5.2 of the Agreement; and

            (iv) any other amount resulting from any other provisions of this Agreement and/or any other


                                   LA No. 3-6
                  written agreement between the Buyer and the Seller relating to the Converted A319 Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

9.4.3       Validity of Propulsion Systems Prices

            It is understood that the prices cited above and the price revision formulas referred to in Subparagraph 9.4.1.2 of this Letter Agreement concerning the Propulsion Systems and related equipment are based on information received from the Propulsion Systems manufacturer and remain subject to any modifications that might be communicated by said Propulsion Systems manufacturer to the Seller, the Manufacturer and/or the Buyer.

9.5         Converted A319 Aircraft Purchase Incentives

9.5.1       Airframe Credit

            The Seller will provide the Buyer a credit memorandum of [***] at January 1995 delivery conditions, subject to escalation as per the Airframe Price Revision Formula set forth in Exhibit "G" to the Agreement, on delivery of each Converted A319 Aircraft. This credit memorandum may be applied against the Final Contract Price of the Converted A319 Aircraft or may be used for the purchase of goods and services from the Seller or any of its affiliates.

9.5.2       SCN Credit

            The Seller will provide the Buyer an SCN credit memorandum of [***] per Converted A319 Aircraft at January 1995 delivery conditions, subject to escalation as per the Airframe Price Revision Formula set forth in Exhibit "G" to the Agreement, on delivery of each Converted A319 Aircraft. This credit may be applied against the price of SCNs for the Converted A319 Aircraft.

9.5.3       Special CFM Credit

            In the event the Buyer converts an Option Aircraft to a Converted A319 Aircraft, and selects CFM International as the Propulsion Systems manufacturer for such Converted A319 Aircraft, then, on behalf of CFM International, the Seller will provide the Buyer a credit memorandum of [***]


                                   LA No. 3-7

            [***] per Converted A319 Aircraft at delivery conditions prevailing in January 1995.

            Said Base Price has been calculated with reference to the Reference Price indicated by CFM of [***] in accordance with economic conditions prevailing in September 1990.

            Said Reference Price is subject to adjustment to the date of delivery of the Converted A319 Aircraft in accordance with the CFM Price Revision Formula set forth in Exhibit "H-2" to the Agreement.

9.6         A319 Option Aircraft Exercise and Predelivery Payments

            The Buyer shall exercise its option to convert an Option Aircraft into a Converted A319 Aircraft by written notification to the Seller and payment of the fourth Predelivery Payment therefor as stipulated in Paragraph 7 hereof no later than the first day of the twenty-fourth (24th) month prior to the scheduled month of delivery of such Option Aircraft being converted, according to the schedule set forth in Paragraph 3 of this Letter Agreement. Paragraphs 4 and 7 of this Letter Agreement will apply to the Converted A319 Aircraft using the Converted A319 Aircraft pricing set forth in Subparagraph
            9.4 above, for the purpose of computing the Converted A319 Aircraft Predelivery Payment Reference Price.

9.7         OTHER MATTERS

            Each Converted A319 Aircraft shall be an Aircraft for the purposes of the provisions of Clauses 1 through 22 of the Agreement, the Exhibits to the Agreement, Letter Agreement No. 1 to the Agreement, Paragraph 3, 5 and 6 and Subparagraphs 4.1, 4.3 and 4.4 of Letter Agreement No. 2 to the Agreement and Paragraph 9 of this Letter Agreement. No other provisions of the Agreement shall apply to such Converted Option Aircraft.

10.         ASSIGNMENT

            Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, such consent not to be unreasonably withheld, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 shall be void and of no force or effect.


                                   LA No. 3-8

            Notwithstanding Subclause 6.6 of the Agreement, in the event (i) the Buyer requests the Seller, at a date prior to the Option Aircraft exercise date, to assign this Letter Agreement and the rights and obligations of the Buyer hereunder to a third party (the "Third Party"), (ii) such Third Party clearly states in writing to the Seller that it is bound by and will comply with all applicable terms, conditions and limitations of this Letter Agreement, and provides evidence satisfactory to the Seller of its ability to undertake such obligations, (iii) the Seller does not grant its written consent to the Buyer pursuant to the immediately preceding sentence, and (iv) the Buyer therefore then elects not to exercise the right to purchase the Option Aircraft, then (and only in this instance) the Seller will reimburse the Buyer an amount equal to the suin of the first three Predelivery Payments received by the Seller from the Buyer pursuant to Subclause 6.2.3 of the Agreement. The Buyer shall not be entitled to the refund of any other Predelivery Payments under any other circumstances.


                                   LA No. 3-9

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                     Very truly yours,

                                     AVSA, S.A.R.L.


                                     By: /s/ Christophe Mourey
                                     ------------------------------------

                                     Its: AVSA Chief Executive Officer

                                     Date: March 17, 1995

Accepted and Agreed
Midway Airlines Corporation

By:  /s/ Brian J. Olds
     ---------------------------
     Brian J. Olds

Its: Executive Vice President
     Chief Operating Officer

                                LETTER AGREEMENT

                                                            As of March 17, 1995

Midway Airlines Corporation
5713 S. Central Avenue
Chicago, IL 60638

Re:         FINANCIAL MATTERS

Dear Sir or Madam:

            Midway Airlines Corporation (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A320-200 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. References to Paragraphs, save where the context otherwise requires, are to Paragraphs contained in this Letter Agreement.

            Both parties agree that this Letter Agreement shall not constitute part of said Agreement, but shall be a separate and independent contract of financial accommodation to assist the Buyer in operating certain A320 aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

1.          UPFRONT SUPPORT CREDIT

1.1 In consideration of the following conditions set forth in Subparagraphs 1.1.1 through 1.1.4, the terms of Subparagraph 1.2 will apply:

1.1.1 The Buyer's operation, over time starting in April 1995, of ten (10) A320-200 aircraft leased medium to long term by the Buyer from operating lessors (including not fewer than four (4) A320 aircraft from ORIX Aviation Systems Limited), such leases to begin between
            (i) on or about April 1995 and (ii)the end of 1996.

1.1.2 The Buyer's execution of the Agreement with the Seller for the purchase by the Buyer from the Seller of four

            (4) Firm Aircraft to be delivered by the Seller to the Buyer starting in December 1998 with an option to purchase up to four (4) additional Option Aircraft.

1.1.3 The Seller's agreement pursuant to the terms of Letter Agreement No. 2 to the Agreement to provide to the Buyer certain product support services in advance of the time when such services will have been made available under the Agreement (excluding for this purpose the Letter Agreements to the Agreement).

1.1.4 The provision by the Buyer of Collateral (as defined in the Security Agreement) to the Seller to secure the advancement of product support services, until delivery of the last Firm Aircraft, and repayment of the Utilized Amount (as defined in Subparagraph 1.2.1 below) as further described in Paragraph 2 below.

1.2 The Buyer and the Seller agree to the following terms set forth in Subparagraphs 1.2.1 through 1.2.8 with respect to the provision by the Seller of the Upfront Support Credit (as defined in Subparagraph
            1.2.1 below).

1.2.1 [***] (at January 1995 delivery conditions, subject to escalation pursuant to the Airframe Price Revision Formula set forth in Exhibit "G" of the Agreement (the "Formula")) (the [***]), based on the support of ten (10) A320 aircraft, provided, however, that the Buyer's right to draw under the line of credit shall be further limited as described in Subparagraph 1.2.7 below. The term "Utilized Amount" at any time shall mean all amounts of the Upfront Support Credit (as escalated in accordance with the Formula) that have been extended as of such time to the Buyer.

1.2.2 The Upfront Support Credit shall be used for the purchase by the Buyer of product support goods and services from the Seller or its Affiliates (as defined below) and include goods and services as further described in Letter Agreement No. 2 to the Agreement.

            The term "Affiliates" is defined as follows:

            Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

1.2.3 The Buyer's obligation to repay to the Seller the Utilized Amount of the Upfront Support Credit shall be deemed satisfied only upon actual delivery of each Firm Aircraft to the Buyer unless the Agreement is terminated for reasons set forth in Clause 10 or 11 of the Agreement and shall be reduced at the rate of [***] (at January 1995 delivery conditions, subject to escalation through application of the Formula) per delivered Firm Aircraft.

1.2.4 In the event (i) a Termination Event (as defined below in Subparagraph 3.1.1) has occurred and is continuing or (ii) any of the Firm Aircraft are not delivered or will not be delivered to the Buyer for any reason other than on account of a termination of the Agreement under Clause 10 or 11 thereof (including, but not limited to, failure to satisfy the conditions set forth in the Agreement or this Letter Agreement), then, provided that the Buyer has met all its payment obligations to the Seller prior to July 1, 1995, pursuant to the terms of the Agreement, the Utilized Amount less an amount equal to $858,000 (US dollars--eight hundred fifty-eight thousand) (as the result of such subtraction is escalated in accordance with the Formula), shall become due and payable immediately together with interest thereon calculated as LIBOR for six-month deposits of US dollars plus two hundred (200) basis points (the "Applicable Rate") from (and including) the date of the Termination Event to the date of payment of all of the Utilized Amount.

            "LIBOR" shall be defined as, for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). If only one (1) offered rate appears, the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

1.2.5 The Upfront Support Credit shall be deemed drawn or utilized by the Buyer in amounts calculated based on the Seller's then current labor, material and service rates. In order to evidence to the Buyer and the Seller the Utilized Amount, the Seller will send to the Buyer on a monthly basis (to be reduced to a quarterly basis after June 1996) statements and/or invoices, which, in the absence of manifest error shall be conclusive, outlining (i) the increase in the Utilized Amount of the Upfront Support Credit occurring during such month (or quarter, as applicable) (ii) the total amount of the Utilized Amount outstanding under the Upfront Support Credit as of the date thereof and (iii) the portion, as of the date of such statement and/or invoice, of the Upfront Support Credit remaining outstanding and available from the Seller subject to the terms of this Letter Agreement. It is agreed and understood between the parties that failure by the Seller to issue such statements and/or invoices to the Buyer shall in no manner release the Buyer from its obligations under this Letter Agreement and the parties may agree to adjust the administrative procedure described above at any time.

1.2.6 The Seller and the Buyer agree, from time to time (but not later than at the end of 1996), review the number of leased A320 aircraft in the Buyer's fleet in order to monitor the unutilized Upfront Support Credit, should the number of A320 aircraft leased medium to long term be fewer than ten (10). The Buyer will use its commercially reasonable efforts, whenever practicable, to have product support allowances assigned by operating lessors (other than by ORIX Aviation Systems Limited for the first four (4) A320 aircraft leased by the Buyer) as part of its A320 aircraft lease transactions. The Buyer's operation of fewer than ten (10) leased A320 aircraft in 1995 and 1996 shall in no event be understood as an acceleration of the Buyer's obligation to repay the Utilized Amount, unless an event described above in Subparagraph 1.2.4 has occurred. Notwithstanding the foregoing, the leasing of four (4) or five (5) A320 aircraft will allow the Buyer to draw from the [***].

1.2.7 Notwithstanding the provisions set forth in Subparagraphs 1.2.1 through 1.2.6 above, it is hereby agreed and understood between the Buyer and the Seller that the [***] (at January 1995 delivery conditions, subject to escalation through application of the Formula) unless and until the time the Buyer has provided Additional Collateral to the Seller's satisfaction (as further described in Paragraph 2 below). In lieu of providing the Additional Collateral (as described in Paragraph 2 below), the Buyer shall have the option to pay the Seller in cash for further product support services.

1.2.8 Except as may otherwise be mutually agreed from time to time by the Seller and the Buyer, at no time shall the Seller be required to provide support services in excess of the Upfront Support Credit and as described in Letter Agreement No. 2 to the Agreement.

1.2.9 The Upfront Support Credit shall represent a portion of, and be included in, the product support allowances set forth in Clauses 14, 15, and 16 of the Agreement and Letter Agreement No. 1 to the Agreement and shall not be a duplication of or additional to such allowances.

1.2.10 Notwithstanding the provisions of Subparagraphs 1.2.1 through 1.2.9 above, in the event (i) an A320 operating lessor from which the Buyer leases A320 aircraft assigns to the Buyer certain product support allowances in addition to the Upfront Support Credit (the "Allowances") and (ii) such Allowances are applied by the Buyer to acquire from the Seller or its Affiliates A320 product support goods and services to support the operation of the leased A320 aircraft and (iii) the Upfront Support Credit is not fully utilized to its authorized limit at the time of delivery of the first Aircraft, then, the Seller agrees to credit to the Buyer upon delivery of each Firm Aircraft an amount equal to one-fourth of the unused portion of the then authorized Upfront Support Credit (as escalated from January 1995, through application of the Formula) to be applied against the Final Contract Price of the Firm Aircraft.

2.          COLLATERAL

2.1 As security for its obligations under this Letter Agreement, including the due and punctual repayment of the Upfront Support Credit (as the same may be escalated in accordance with the Formula) and any interest thereon payable under Subparagraph 1.2.4, upon the occurrence, if any, of a Termination Event, the Buyer has agreed to execute and deliver with this Letter Agreement the following agreements (collectively, the "Transaction Security Agreements"): a Security Agreement dated the date hereof, and such other additional, replacement or supplemental security agreements that the Seller may reasonably request from time to time.

2.2         It is hereby agreed and understood that pursuant to Subparagraph
            1.2.7 above and upon the Utilized Amount reaching [***] (at January 1995 delivery conditions, subject to escalation through application of the Formula) (the "Capped Amount") the Buyer shall provide the Seller with collateral beyond the Collateral currently contemplated in the Security Agreement between the Buyer and the Seller dated the date hereof (the "Additional Collateral"). The provision by the Seller of Upfront Support Credit in excess of the Capped Amount shall also be subject to the satisfaction of the conditions set forth in further security agreements between the Buyer and the Seller and to the conditions set forth in Subparagraph 3.4 hereafter. The provision by the Buyer to the Seller of the Additional Collateral to the Seller's satisfaction shall be a condition precedent to the Seller's obligation to provide a line of credit with respect to the Upfront Support Credit in an amount greater than the Capped Amount.

            Upon the Utilized Amount becoming equal to the Capped Amount, the Buyer and the Seller agree to conduct a collateral review in order to provide the Seller with Additional Collateral (if applicable). Further collateral meetings shall take place not less than quarterly thereafter and will allow the Seller to receive further collateral, if applicable.

3.          TERMINATION FOR CERTAIN EVENTS; INSECURITY EVENTS; FURTHER
            ASSURANCES

3.1         Termination Events

3.1.1 Each of the following shall constitute a "Termination Event" under this Letter Agreement:

            (1) The Buyer or any other party shall commence any case, proceeding or other action with respect to the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days.

            (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer for all or substantially all of its assets, and such action remains unstayed, undismissed or undischarged for sixty

                  (60) days, or the Buyer makes a general assignment for the benefit of its creditors.

            (3) An action is commenced against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for sixty
                  (60) days.

            (4) The Buyer becomes insolvent or fails generally to pay its debts as they become due.

            (5) There is a liquidation, winding up or analogous event with respect to the Buyer.

            (6) The Buyer fails to make (i) any payment required to be made pursuant to this Letter Agreement, the Agreement, the Transaction Security Agreements, or any other agreement between the Buyer and the Seller dated as of the date hereof when such payment comes due, (ii) any Predelivery Payment required to be made pursuant to Subclause 6.2 of the Agreement, (iii) payment of all or part of the Final Contract Price required to be made pursuant to Subclause 6.3 of the Agreement, or (iv) any payments as they become due the Propulsion Systems manufacturer or an A320 operating lessor, under their respective agreements with the Buyer.

            (7) The Buyer shall default on any payment of principal or interest on any indebtedness or in the payment of any guarantee obligation to the Seller or any of its Affiliates.

            (8) The Buyer shall default on any payment of any lease obligation relating to any Aircraft.

            (9) The Buyer shall default in its obligation to take delivery of an Aircraft as provided in Subclause 9.3 of the Agreement.

            (10) The Buyer shall default in the observance or performance of any other covenant or undertaking contained in this Letter Agreement or the Agreement or the Transaction Security Agreements or any other agreement between the Buyer and the Seller dated as of the date hereof, beyond the five (5) day cure period.

            (11) The Buyer shall fail to provide Comfort (as defined in Subparagraph 3.2 hereafter) to the Seller within forty-five
                  (45) days of the occurrence of an Insecurity Event (as defined in Subparagraph 3.2 hereafter).

            Immediately upon the occurrence of a Termination Event, the Buyer shall notify the Seller of such occurrence in writing and by courier or telecopier, provided, however, that any failure by the Buyer to notify the Seller shall not prejudice the Seller's rights hereunder.

3.1.2 Upon the occurrence of a Termination Event, the Seller may (i) by written notice to the Buyer terminate the unutilized Upfront Support Credit and it shall thereupon terminate, (ii) by written notice to the Buyer declare the Utilized Amount to be immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived by the Buyer, (iii) proceed to enforce performance by the Buyer of the applicable covenants contained in the Transaction Security Agreements or to recover damages for breach thereof, and (iv) exercise any other right, power, privilege or remedy provided by law or in the Transaction Security Agreements; provided that in the case of any of the Termination Events specified in Clauses
            (1) through (6) of Subparagraph 3.1.1, without any notice to the Buyer or any other act by the Seller, the unutilized Upfront Support Credit shall thereupon terminate and the Utilized Amount shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Buyer. Nothing contained in this Subparagraph 3.1.2 shall be construed to limit in any way any rights, powers or privileges of the Seller under the Transaction Security Agreements, or under any applicable law, upon the occurrence of a Termination Event. Each and every right, power and privilege hereby given to, or retained by the Seller shall be in addition to and not in limitation of every other right, power and privilege given under the Transaction Security Agreements, or now or hereafter existing at law or in equity.

3.2         Insecurity Events

            Any of the following shall constitute an "Insecurity Event" and any remedies therefor provided in this Letter Agreement shall be in addition to and not in substitution for any rights the Seller may have at law to terminate this Letter Agreement as set forth in Subparagraph 3.1.2:

            (a) At the end of each of the following months, the Buyer shall fail to have unencumbered cash balances of not less than the product of (i) $225,000 (US dollars--two hundred twenty-five thousand) at the end of April 1995; $150,000 (US dollars--one hundred fifty thousand) at the end of May 1995; $150,000 (US dollars--one hundred fifty thousand) at the end of June 1995; $250,000 (US dollars--two hundred fifty thousand) at the end of July 1995; $300,000 (US dollars--three hundred thousand) at the end of August 1995; $325,000 (US dollars--three hundred twenty-five thousand) at the end of September 1995; and $350,000 (US dollars--three hundred fifty thousand) at the end of each month thereafter until the termination of this Letter Agreement; (in each case as adjusted to any month of determination from March 1995 by multiplying the relevant requisite unencumbered cash balance by the ratio of (A) to
                  (B), where (A) is equal to the Consumer Price Index ("CPI") reported for the third month prior to such month of determination and (B) is equal to the CPI reported for March
                  1995) (provided, however, that in no event shall the number computed thereby be less than one (1)) multiplied by (ii) the number of jet-powered aircraft then owned, acquired pursuant to a conditional sale agreement or leased by the Buyer (in each case whether or not then operated by the Buyer);

            (b) The ratio of current assets to current liabilities, as those amounts would be determined through the application of Generally Accepted Accounting Principles, is 0.80 to 1 or less; or

            (c) If at any time the Buyer shall enter into a revolving credit agreement, line of credit or similar extension of credit and such agreement is terminated (other than by its own terms or by the Buyer) or a covenant is breached and such breach is not waived or ceases to exist within thirty (30) days after the occurrence thereof; or

            (d) With respect to the Agreement of Sublease dated January 18, 1995, between the Buyer and American Airlines, Inc. ("American"), relating to property which American has leased or will lease to the Buyer (as such agreement may be amended from time to time); if such agreement is terminated prior to March 31, 1997, and at any subsequent date if such termination results in an unfavorable change in the Buyer's financial condition or if such agreement becomes subject to revision in a manner that is materially unfavorable to the Buyer; or

            (e) With respect to the current holders of the Buyer's outstanding shares, the current majority shareholder ceases to control eighty percent (80%) of the outstanding voting shares of the Buyer or its successor, provided that this shall not apply in the event of a public offering of the Buyer, as long as such public offering provides the Buyer (or its successor) with a total debt-to-net worth ratio, as those amounts would be determined through the application of Generally Accepted Accounting Principles, of at least three to one; or

            (f) With respect to any or all of the seven operating leases or any other leases, in replacement thereof for the Buyer's use of the Fokker F-l00 aircraft ("Fokker F-l00 Aircraft Leases"), the Buyer fails to make a payment when due or a financial covenant thereunder is breached; provided, however, that such provision shall not apply for as long as the earlier of the following events has occurred and/or is continuing: (i) the Buyer fails to make a payment under the Fokker F-l00 Aircraft Leases and such nonpayment is not cured to the satisfaction of the lessor under the Fokker F-l00 Aircraft Leases and the Buyer within thirty (30) days and (ii) the Lessor under the Fokker F-l00 Aircraft Leases delivers to the Buyer a notice of termination or seeks to repossess the aircraft; or

            (g) With respect to any or all of the four aircraft leases for the Buyer's use of A320 aircraft between the Buyer and ORIX Aviation Systems Limited or any of its Affiliates, or any successor or assignee, the Buyer fails to make a payment when due or a financial covenant thereunder is breached; or

            (h) With respect to the Term Loan Agreement, dated as of April 14, 1994, between the Buyer and American National Bank and Trust Company of Chicago or any successor thereto, the Buyer fails to make a payment when due or a financial covenant thereunder is breached; or

            (i) With respect to any other significant credit or lease financing facility or similar agreement, including but not limited to any agreement signed subsequent to this date for the lease of aircraft, either (i) the commitment to lend, finance or lease, as the case may be, thereunder is terminated (other than by the Buyer) or (ii) a financial covenant thereunder is breached and such breach is not waived or ceases to exist within forty-five (45) days after the occurrence thereof; or

            (j) The Buyer is involuntarily removed from active membership and participation in the airline clearinghouse (or any substitute or replacement arrangement) among domestic airlines or the Buyer is placed on a cash basis by such clearinghouse (or any such substitute or replacement arrangement).

            Within five (5) days of the occurrence of an Insecurity Event, the Buyer shall notify the Seller of such occurrence in writing and by courier or telecopier, provided, however, that any failure by the Buyer to notify the Seller shall not prejudice the Seller's rights hereunder.

            If Comfort is not received by the Seller within forty-five (45) days after the date of the Insecurity Event, the Seller may treat this Letter Agreement as terminated by giving written notice of such termination to the Buyer. Such termination shall constitute a Termination Event and Subparagraph 3.1.2 above shall apply.

            The term "Comfort" is defined as follows:

            Comfort - at the time of determination, assurance from the Buyer to the Seller of the Buyer's ability to duly perform each of the Buyer's obligations under this Agreement and any agreement between the Buyer and the Seller dated the date hereof (including with respect to all Option Aircraft, assuming such options have been exercised at the time) at the time and in the manner that each such obligation is required to be performed, provided that such assurance shall:

            (a) consist of assurance substantially identical to that constituting "adequate assurance of due performance" within the meaning of Article 2-609 of the Uniform Commercial Code as in effect on the date hereof in the State of New York, as if this was a contract for the sale of goods or the supply of services, and

            (b)   be in writing or evidenced by a writing.

            In addition, Comfort shall be deemed to have been received hereunder if the event or circumstance which caused the Insecurity Event to occur hereunder has been cured satisfactorily as set forth above and the same has been evidenced in writing to the Seller.

3.3 The Seller's obligations to make each extension of credit under the Upfront Support Credit ("Credit Extension") pursuant to this Letter Agreement are subject to the satisfaction of the conditions set forth in the Transaction Security Agreements and each of the following conditions:

            (a) The representations and warranties of the Buyer contained herein and in the Transaction Security Agreements shall be true in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true as of such earlier date);

            (b) No Insecurity Event (as defined hereafter) or Termination Event shall have occurred and be continuing;

            (c) The Buyer shall have furnished prior to March 31, 1995, the Seller with an opinion of counsel to the Buyer, dated the initial Credit Extension Date, in substantially the same form as required by Clause 4.18 below;

            (d) The Buyer shall have entered into the Transaction Security Agreements;

            (e) Uniform Commercial Code financing statements, covering the "Collateral," the subject of the Transaction Security Agreements, prior to March 31, 1995, duly completed and executed by the Buyer as debtor and the Seller as secured party. Each such financing statement shall have been properly filed in each of the appropriate jurisdictions and the Seller shall have received evidence satisfactory to it of each such filing; and

            (f) Such other filings, instruments and documents with respect to the Buyer as the Seller may reasonably request in order to establish the taking by the Buyer of all necessary corporate action in connection herewith.

            (g) The Buyer shall have permitted prior to March 31, 1995, representatives of the Seller or third party certified inspectors to visit and inspect (and at the Buyer's expense) any of the Buyer's properties where any of the collateral (as defined in Paragraph 2) or any of the Assignor's books and records relating to the Collateral are located and to inspect the Collateral and to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the condition and operation of the Collateral with officers and employees of the Assignor and with its independent certified public accounts.

            (h) The Buyer shall have obtained prior to March 31, 1995, to the satisfaction of the Seller, all waivers, consents, or agreements which are necessary, or which the Seller shall reasonably request, in respect of any Contractual Obligation of the Buyer. In this Letter Agreement, "Contractual Obligation" shall mean any provision of any security issued by the Buyer or of any agreement, instrument or undertaking to which the Buyer is a party or by which it or any of its property is bound.

            (i) The Buyer shall have provided prior to March 31, 1995, the detailed content and location of the Collateral together with all appropriate insurance certificates covered under the Security Agreement between the Buyer and the Seller dated the day hereof.

3.4 In addition to the provisions of Subparagraph 3.3, the provision by the Seller of Upfront Support Credit in excess of the Capped Amount shall be subject to the satisfaction of the conditions set forth in further security agreements between the Buyer and the Seller and to the following conditions:

            (a) Each of the representations and warranties made by the Buyer in or pursuant to this Letter Agreement or any Transaction Security Agreement (or in any amendment, modification or supplement hereto or thereto), shall be true and correct in all material respects on and as of the date of determination by the Buyer.

            (b) No Insecurity Event or Termination Event shall have occurred and be continuing as of the date of determination by the Seller.

            (c) The security interests granted to the Seller by the Buyer in respect of the Collateral (as defined in the Transaction Security Agreements) constitute legal, valid perfected and binding obligations of the Buyer, enforceable in accordance with their terms, and (a) are prior to all other Liens (other than the Permitted Lien as defined in the Security Agreement) on the Collateral in existence as of the date of determination by the Seller and (b) are enforceable as such against (i) all creditors of and purchasers from the Buyer (except purchasers of Inventory (as defined in the Uniform Commercial Code in effect in the State of New York (the "Code") in ordinary course of business) and (ii) any Person having any interest in the real property where any of the Equipment (as defined in the Code) is located, except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (d) The Buyer shall have granted to the Seller a valid, legally binding, perfected, unavoidable first priority security interest over the Additional Collateral.

            (e) The Buyer shall have provided a legal opinion, in form and substance satisfactory to the Seller confirming that the requirements of Subparagraph 3.4(d) above have been satisfied in respect of such Additional Collateral.

3.5         Further Assurances

            The Buyer shall promptly and duly execute and deliver to the Seller, and to such other persons as the Seller shall reasonably designate, such further instruments and documents as the Seller may from time to time reasonably request in order to establish and protect the Seller's interests in the Collateral hereunder.

4.          Miscellaneous Provisions

4.1         Notices

            All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by certified air mail (return receipt requested) or by telex or cable at the addresses set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by mail, the date upon which it is deposited in the mails or, in the case of a telex or cable, the date upon which sent, shall be deemed to be the effective date of such notice or request.

            Notices and requests to the Seller shall be addressed to:

                     AVSA, S.A.R.L.
                     2, rond-point Maurice Bellonte
                     31700 BLAGNAC
                     FRANCE
                     Attention:     Director - Contracts

                     Telephone:     33 61 30 40 12
                     Telex:         AVSA 521155F
                     Telecopy:      33 61 30 40 11

            Notices and requests to the Seller shall be addressed to:

                     Midway Airlines Corporation
                     5713 South Central Avenue
                     Chicago, Illinois 60638 USA
                     Attention:   President

            Telephone:      (312) 838-8100
            Telecopy:       (312) 838-2069

            or at such other address or to such other person as the party receiving the notice or request may designate from time to time.

4.2         Interpretation and Law; Jurisdiction; Payment Currency

            This Letter Agreement shall be governed by and construed and the performance thereof shall be determined in accordance with the laws of the State of New York.

            Each party (I) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the State of New York in New York County, and, to the extent permitted by applicable law, to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Letter Agreement or any of the transactions contemplated hereby brought by any party or parties hereto, or their successors or assigns, and (II) hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such action or proceeding with respect to this Letter Agreement, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts by reason of sovereign immunity or otherwise that it or its property is exempt or immune from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment or otherwise), and to the fullest extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Letter Agreement, or the subject matter hereof or thereof may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the parties hereto or beneficiaries hereunder are entitled pursuant to a final judgment of any court having jurisdiction; provided that this sentence shall not be construed as a waiver of any requirement of service of process. Each party hereby generally consents to service of process by registered mail, return receipt requested, at its address set forth in Paragraph 4, or such other office as from time to time may be designated by the Buyer or the Seller in writing to the other party.

            It is of the essence of this Letter Agreement that the Buyer and the Seller make the payments due hereunder in lawful currency of the United States of America ("Dollars"). The obligation to make each payment in Dollars shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency until and except to the extent such tender or recovery shall result in the actual receipt by the receiving party in Dollars of the amount expressed to be payable in Dollars. The obligation to make payments in Dollars shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount (if any) by which such actual receipt shall fall short of the full amount of Dollars and shall not be affected by judgment being obtained for any other sums due hereunder.

4.3         Provisions as to Payments

            All payments and prepayments under this Letter Agreement shall be made by the Buyer on the due date thereof in immediately available funds to a bank account of the Seller at the New York Branch of Credit Lyonnais, the account number of which will be provided by the Seller to the Buyer. The Buyer agrees to initiate the wire transfer of each such payment no later than noon, New York City time, on such due date, provided that nothing in this sentence shall affect the Buyer's obligation to make each such payment on the due date thereof. In the event that any such payment to be made to the Seller shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day.

            "Business Day" shall be defined as a day that is not a Saturday or a Sunday and that is neither a legal holiday nor a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France.

4.4         Prepayments

            The Buyer may prepay, upon no less than seven Business Days' irrevocable prior written notice to the Seller, in whole or in part and without premium or penalty, the Utilized Amount, together with interest, if any, accrued on such amount to the date of such prepayment calculated at the Applicable Rate. Amounts prepaid pursuant to this Subparagraph 4.4 cannot be the subject of a further extension of Credit under this Letter Agreement.

4.5         Buyer's Representations and Warranties

            The Buyer represents and warrants that:

            (a) Organization and Qualification. The Buyer is a corporation, was duly organized and is validly existing in good standing under the laws of the state of Delaware and has the corporate power and authority to own or lease its properties and to enter into and perform its obligations hereunder and under the Transaction Security Agreements; and is duly qualified to do business as a foreign corporation in good standing in each state in which the failure to be so qualified or licensed would have a materially adverse effect on the ability of the Buyer to perform its obligations hereunder or under the Transaction Security Agreements.

            (b) Corporate Authority, Etc. The execution, delivery and performance of this Letter Agreement or the Transaction Security Agreements have been duly authorized by all necessary corporate action on the part of the Buyer, and do not and will not contravene any Requirement of Law (as defined in the Transaction Security Agreements) applicable to the Buyer.

            (c) Government Approvals. Neither the execution and delivery by the Buyer of this Letter Agreement or the Transaction Security Agreements, nor the consummation by the Buyer of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of the Federal Aviation Administration, or any other Governmental Authority (as defined in the Transaction Security Agreements) except as expressly contemplated by the provisions thereof.

            (d) Valid and Binding Agreements. This Letter Agreement and the Transaction Security Agreements constitute legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with the terms thereof and create the security interest they purport to create, subject, as to enforceability, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

            (e) Compliance with Other Instruments. The execution, delivery and performance by the Buyer of this Letter Agreement or the Transaction Security Agreements do not and will not constitute or result in a material default under, or a material violation or contravention of, any term or provision of the charter or bylaws of the Buyer or of any certificate, exemption or order issued by the United States Department of Transportation or the Federal Aviation Administration or of any indenture, mortgage, lease, contract or agreement binding upon the Buyer or of any law, statute, ordinance, judgment, decree, order or governmental rule, regulation or law binding upon or applicable to the Buyer.

            (f) Security Agreement. The Transaction Security Agreements, when executed and delivered in accordance with this Letter Agreement and upon the filing of Uniform Commercial Code financing statements as provided herein and therein, will (unless expressly excepted therein) create for the benefit of the Seller a valid first and prior perfected security interest in the Collateral (as defined in the Transaction Security Agreements).

            (g) No Insecurity Event or Termination. No Insecurity Event or Termination has occurred and the Buyer has not admitted in writing its inability generally to pay its debts as they become due.

4.6         Method of Credit Extension

            The Buyer hereby gives the Seller irrevocable notice in writing to extend the line of credit contemplated under the Upfront Support Credit, under the terms and conditions set forth in this Letter Agreement ("Credit Extension Notice").

4.7         Taxes

            All payments made by the Buyer under this Letter Agreement or under the Transaction Security Documents shall be made free and clear of, and without reduction or withholding for or on account of, any present or future taxes or other charges now or hereafter imposed or collected by any Governmental Authority and withheld from such payments.

4.8         Waiver

            The failure of any party to enforce at any time any of the provisions of this Letter Agreement, or to exercise any right herein provided, or to require at any time performance by any other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Letter Agreement or any part thereof or the right of any other party thereafter to enforce each and every such provision. The express waiver by any party of any provision, condition or requirement of this Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

4.9         Confidentiality

            Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Letter Agreement strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the said document. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions thereof. The provisions of this Subparagraph 4.5 shall survive any termination of this Letter Agreement.

4.10        Severability

            In the event that any provisions of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect.

4.11        Alterations to Contract

            This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, oral or written. This Letter Agreement shall not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by all parties or by their duly authorized representatives.

4.12        Language

            All correspondence, documents and any other written matter in connection with this Letter Agreement shall be in English.

4.13        Headings

            All headings in this Letter Agreement are for convenience of reference only and do not constitute a part of this Letter Agreement.

4.14        Counterparts

            This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

4.15        Assignment

            Notwithstanding any other provision of this Letter Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph shall be void and of no force and effect.

4.16        Reports

            The Buyer will furnish to the Seller:

            (i) Quarterly Reports. Within sixty (60) days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Buyer, a Consolidated (as hereinafter defined) balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such period, together with the related statements of income and surplus; and

            (ii) Annual Statements. Within one hundred twenty (120) days after the end of each fiscal year of the Buyer, an audited Consolidated balance sheet of the Buyer and its Consolidated subsidiaries as at the end of such year, and the related statement of income and surplus.

                  "Consolidated" means, as applied to any financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with generally accepted accounting principles.

4.17        Fees and Disbursements

            The Buyer will bear the reasonable fees and out-of-pocket expenses (if any) incurred by the Seller after the date hereof pursuant to Paragraph 2 of this Letter Agreement and in the enforcement of its remedies under this Letter Agreement or any Transaction Security Agreement.

4.18        Opinion of Counsel

            The Buyer shall, concurrently with the execution of this Agreement, deliver to the Seller an opinion of counsel for the Buyer reasonably satisfactory to the Seller and dated as of such date to the effect that the execution, delivery and performance of this Letter Agreement are within the corporate power of the Buyer, that the execution, delivery and performance of this Letter Agreement, in accordance with the respective terms by the Buyer, do not, to such counsel's knowledge, constitute a breach of any agreement to which the Buyer is a party, and that this Letter Agreement has been duly executed and delivered by, and constitutes legal, valid and binding obligations of, the Buyer enforceable in accordance with their respective terms.

            If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                     Very truly yours,

                                     AVSA, S.A.R.L.


                                     By: /s/ Christophe Mourey
                                     ------------------------------------

                                     Its: AVSA Chief Executive Officer

                                     Date: March 17, 1995

Accepted and Agreed
Midway Airlines Corporation

By:  /s/ Brian J. Olds
     ---------------------------
     Brian J. Olds

Its: Executive Vice President
     Chief Operating Officer

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated _________, 1995, made by MIDWAY AIRLINES CORPORATION, a Delaware corporation (the "Assignor"), and AVSA, S.A.R.L., a societe a responsibilite limitee organized and existing under the laws of the Republic of France (the "Assignee");

      The Assignee has agreed to extend an upfront support line of credit (the "Line of Credit") to the Assignor pursuant to, and subject to the terms and conditions set forth in the Letter Agreement relating to Financial Matters, dated March 17, 1995 (the "Letter Agreement");

      It is a condition precedent to the obligation of the Assignee to extend the Line of Credit to the Assignor under the Letter Agreement that, among other things, the Assignor shall have executed and delivered this Security Agreement, described herein, to the Assignee; and

      In consideration of the premises and to induce the Assignee to enter into the Letter Agreement and to extend the Line of Credit to the Assignor, the Assignor hereby agrees with the Assignee as follows:

Section 1.  DEFINITIONS

            (a) Each term which is defined in the Letter Agreement and not otherwise defined herein shall have for purposes hereof the meaning set forth therein.

            (b) The following terms when used in this Agreement shall have the following meanings:

            "Airbus Spare Parts" shall mean the following items:

      (a) all rotable, nonconsumable parts (including rotable line replaceable parts) whether titled in the name of the Assignor, regardless from whom acquired, or leased by the Assignee to the Assignor and which are usable in connection with Airframes, but excluding parts which relate to the propulsion systems installed on such Airframes; and

      (b) industrial proprietary components, equipment, accessories or parts manufactured by Airbus Industrie to the detailed design of Airbus Industrie or a subcontractor of it and bearing official part numbers of Airbus Industrie or material for which the Assignee has exclusive sales rights in the United States;

      (c) ground support equipment and special-to-type tools; and

      (d) all the spare parts identified on Schedule 1, Part A hereto and not previously identified in clauses (a) through (c) of this definition.

            "Airframe" shall mean, as appropriate, any and all Airbus Industrie aircraft and Fokker Aircraft B.V. model F100 aircraft but excluding the engines installed thereon whether now or hereafter owned or leased by the Assignor.

            "Agreement" shall mean this Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

            "Approval Tag" shall mean the Authorized Release Certificate Airworthiness Approval Tag on FAA Form 8130-3 (or successor form) associated with any appropriate item of Collateral.

            "Code" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Collateral" has the meaning set forth in Section 2.

            "Contractual Obligation" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

            "Delisted Locations" shall mean any locations which have been the subject of a Delisting and which have not currently been redesignated as a Designated Location pursuant to subsection 4.9(b).

            "Delisting" has the meaning set forth in subsection 4.9(a).

            "Designated Location" shall mean, as appropriate, (i) each of the locations where Collateral is kept for use by the Assignor or where Collateral is repaired, maintained or overhauled by the Assignor and (ii) each location where Collateral is kept for use by third parties on behalf of the Assignor in the repair and maintenance of aircraft or where Collateral is repaired, maintained or overhauled by third parties on behalf of the Assignor including, without limitation, the locations listed in Schedule 2 hereto, as the same may be amended from time to time by the addition of locations pursuant to subsection 4.7 hereof, but excluding any Delisted Locations.

            "Event of Loss" shall mean any of the following events with respect to any of the Collateral, as appropriate, (i) any loss or loss of use thereof due to destruction, damage beyond repair, wearing out, obsolescence or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to any of the Collateral which results in an insurance settlement with respect to such property on the basis of a total loss; (iii) the theft or disappearance of any of the Collateral which shall have resulted in the loss of possession of such Collateral by the Assignor for a period of sixty (60) consecutive days or more; or (iv) the condemnation, confiscation, seizure or other expropriation of, or requisition of title to or use of, or the assumption of management of any of the Collateral by any government or any officer, agency or instrumentality thereof.

            "Federal Aviation Act" shall mean the Sections of Title 49 of the United States Code relating to aviation, as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement thereof.

            "Fokker Spare Parts" shall mean all rotable, nonconsumable parts (including rotable line replaceable parts), aircraft components, systems, accessories, test equipment and tools used on or in connection with Fokker 100 aircraft, including but not limited to test boxes, towbars, covers, emergency slides, de-icing equipment, galley equipment, spare aircraft seats, jacks and rigging kits, in each case whether titled in the name of the Assignor, regardless from whom acquired, or leased to the Assignor and which are usable in connection with Airframes, but excluding parts which relate to the propulsion systems installed on such Airframes and identified on Schedule 1, Part B hereto, and all replacements or substitutions thereof.

            "Governmental Authority" shall mean any nation or government, any state or any political subdivision of any thereof, and any entity of competent authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Ground Equipment" shall mean all cars, trucks, trailers, ground support vehicles, construction and earth moving equipment and other vehicles covered by a certificate of title under the law of any state and all tires and other appurtenances to any of the foregoing and identified on Schedule 3 hereto.

              "Hereof", "hereto", "hereunder", "herewith" and similar terms refer to the document in which such term is used and not to any particular section or provision of such document.

            "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

            "Miscellaneous Spare Parts" shall exclude the Fokker Spare Parts and shall mean all rotable, nonconsumable parts (including rotable line replaceable parts), aircraft components, systems, accessories, test equipment and tools used on or in connection with Fokker aircraft, in each case whether titled in the name of the Assignor, regardless from whom acquired, or leased to the Assignor and which are usable in connection with Airframes, but excluding parts subject to the Permitted Lien or which relate to the propulsion systems installed on such Airframes and identified on Schedule 1, Part C hereto, and all replacements or substitutions thereof.

            "Obligations" shall mean the collective reference to:

       (a) the unpaid principal of, and interest accrued and unpaid on or with respect to, the Line of Credit (as the same may be escalated in accordance with the Formula referred to in the Letter Agreement) and all other obligations and liabilities of the Assignor to the Assignee (including, without limitation, interest accruing at the then applicable rate provided in the Letter Agreement after the Line of Credit becomes due and payable and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Assignor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or as a result of the Letter Agreement, this Agreement, any Supplemental Security Agreement or any other document made, delivered or given in connection therewith but specifically excluding the Agreement (as defined in the Letter Agreement); and

            (b) all obligations and liabilities of the Assignor which may arise under or in connection with the Letter Agreement or this Agreement or any other document made, delivered or given in connection therewith but specifically excluding the Agreement (as defined in the Letter Agreement);

      in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Assignee that are required to be paid by the Assignor or the Assignor pursuant to the terms of the Letter Agreement or this Agreement).

            "Permitted Lien" shall mean the first priority security interest granted by the Assignor (under its then name of Jet Express, Inc.) in favor of Fokker Aircraft U.S.A., Inc. under the Credit and Security Agreement, dated as of October 1, 1993 (the "Permitted Lien"), in respect of the Fokker Spare Parts.

            "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other legal entity of whatever nature.

            "Proceeds" shall have the meaning assigned to it under the Code and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Assignor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of Governmental Authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Security  Account" shall have the meaning set forth in subsection
      5.1.

            "Security Instrument" shall mean any security agreement, chattel mortgage, assignment, financing or similar statement or notice, continuation statement, other agreement or instrument, or amendment, modification or supplement to any thereof, providing for, evidencing or perfecting the security interest created by this Agreement.

            "Spare Parts" shall collectively mean the Airbus Spare Parts and the Fokker Spare Parts.

            "Supplemental Security Agreements" shall mean the collective reference to such other additional, replacement or supplemental security agreements that the Assignor or any other assignor may execute, from time to time, in favor of the Assignee as security for the Line of Credit or any extension or increase thereof.

            "Tooling Equipment" shall mean all tooling and support equipment and tooling and support equipment for scheduled tasks and tooling and support equipment acquired from Seller or its affiliates and as more particularly described on Schedule 4 together with all replacements and substitutions therefor.

2.    GRANT OF SECURITY

            As security for the due and punctual payment and performance in full by the Assignor of all Obligations, the Assignor hereby grants, pledges, transfers, bargains, assigns, hypothecates and sets over to the Assignee, and hereby grants to, and creates in the Assignee, a continuing first (except in the case of the Fokker Spare Parts subject to the Permitted Lien, a second) priority security interest in, all of the Assignor's right, title and interest which it now has or hereafter may acquire in the following property (the "Collateral"):

            (a) All Airbus Spare Parts;

            (b) All Fokker Spare Parts;

            (c) All Miscellaneous Spare Parts;

            (d) All Tooling Equipment;

            (e) All Ground Equipment;

            (f) All Approval Tags, records, logs, manuals and other documents at any time maintained or used with respect to any item in clauses (a) through (e) above;

            (g) All warranties and indemnifications payable to the Assignor by any manufacturer or vendor with respect to any of the foregoing;

            (h) All insurance proceeds and other funds of the Assignor whether or not paid or payable into the Security Account pursuant to the terms of this Agreement including, without limitation, proceeds of condemnation or requisition with respect to any of the foregoing; and

            (i) All Proceeds, revenues and other income of any of the foregoing.

      3. Representations and Warranties. The Assignor hereby represents and warrants that:

            3.1 Power and Authority. The Assignor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

            3.2 Enforceable Obligation; Perfected, First Priority Security Interests. This Agreement constitutes a legal, valid and binding obligation of the Assignor, enforceable in accordance with its terms, and the security interests granted pursuant to this Agreement (a) upon completion of the Code filings and other actions will constitute perfected security interests on the Collateral in favor of the Assignee, (b) are prior to all other Liens (other than the Permitted Lien) on the Collateral in existence on the date hereof and
(c) are enforceable as such against (i) all creditors of and purchasers from the Assignor (except purchasers of Inventory in the ordinary course of business) and
(ii) any Person having any interest in the real property where any of the Equipment is located, except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            3.3 No Violation. The execution, delivery and performance of this Agreement by the Assignor will not violate any provision of any Requirement of Law binding upon the Assignor or Contractual Obligation (including, without limitation, the Permitted Lien) of the Assignor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Assignor pursuant to any Requirement of Law binding upon the Assignor or Contractual Obligation of the Assignor, except the security interests created hereby.

            3.4 No Consents Required. No consent or authorization of, filing with, other than those consents, authorizations or filings which have been obtained, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Assignor), is required in connection with the execution, delivery or performance of this Agreement by Assignor, or the validity or enforceability of this Agreement.

            3.5 No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Assignor, threatened by or against the Assignor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

            3.6 Chief Executive Office. The Assignor's chief executive office and chief place of business is located at 5713 South Central Avenue, Chicago, IL 60638.

4.    COVENANTS OF ASSIGNOR

            The Assignor covenants and agrees that, so long as any amount shall remain outstanding under the Letter Agreement or unless the Assignee shall otherwise consent in writing:

            4.1 Designated Locations. The Assignor shall maintain the Collateral at the Designated Locations listed in Schedule 2 hereto or (ii) as otherwise expressly permitted under Section 6 hereof.

            4.2 Performance of Obligations. The Assignor shall perform promptly and faithfully all the Obligations.

            4.3 Compliance With Laws. The Assignor shall comply in all material respects with all laws, rules, regulations and orders applicable to the Assignor, noncompliance with which would, in the Assignee's reasonable judgment, have a material and adverse effect upon the Collateral or its security interest therein.

            4.4 Notice of Event of Loss. The Assignor shall give prompt written or telephonic notice followed by written notice to the Assignee of the occurrence of any Event of Loss affecting any of the Collateral having an aggregate value more than $500,000, which notice shall set forth in reasonable detail the circumstances of such Event of Loss, shall describe in reasonable detail any action the Assignor is taking or proposes to take with respect thereto and shall be furnished within five (5) days after knowledge of such Event of Loss by an officer of Assignor.

            4.5 Further Acts and Assurances. The Assignor shall at all times and from time to time at the Assignor's own cost and expense:

            (a) Cause this Agreement, and all Security Instruments executed in connection herewith, and the security interests created thereby, so far as permitted by applicable law or regulations, to be properly perfected and to be maintained so perfected;

            (b) Make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such further and additional Security Instruments, including appropriate financing statements with respect to the security interest created by this Agreement and the Supplemental Security Agreements, as may be required by the Code; in each case as may be necessary or as the Assignee or its counsel may reasonably request in order to perfect and preserve the security interest created by this Agreement and the Supplemental Security Agreements. Except as otherwise provided by Section 8 hereof, the Assignee shall have no duty as to the collection or protection of the Collateral or any part thereof or any income thereon, or as to the preservation of any rights pertaining thereto, beyond the safe custody of any Collateral in the actual possession of the Assignee;

            (c) Not change its name or do business under any other name except after giving prior written notice thereof to the Assignee on the same day the Assignor announces such name change to the public but in no event later than the effective date of such change and not change the location of its principal office or place of business, except for a change to a location within a jurisdiction in which the Code is in effect, and of which the Assignor shall have been given the lesser of (i) sixty (60) days' prior written notice or (ii) the amount of days' prior written notice required by the appropriate Governmental Authority which must be notified prior to a change of location of the Assignor's principal office or place of business in order for the Assignee to maintain the security interest created by this Agreement and the Supplemental Security Agreements;

            (d) Provide to the Assignee on the first day of each month after the execution and delivery of this Agreement a complete listing by manufacturer's serial number, as appropriate, of all Collateral and of its physical location; and

            (e) Upon a request by the Assignee to do so, provide evidence that the Collateral is readily identifiable and separate from any other parts or equipment located at any Designated Location that do not constitute Collateral.

            4.6 Limitation on Dispositions and Liens; Further Documentation; After Acquired Property. (a) The Assignor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except as permitted by this Agreement or the Supplemental Security Agreements.

      (b) The Assignor will not create, incur or permit to exist any Lien (except the Permitted Lien) or claim on or to the Collateral, other than the security interests created hereby, will maintain the security interests created by this Agreement as first (except with respect to the Permitted Lien, a second), perfected security interests and will defend such security interests against claims and demands of all Persons whomsoever.

      (c) At any time and from time to time, upon the written request of the Assignee, and at the sole expense of the Assignor, the Assignor will promptly and duly execute and deliver the Supplemental Security Agreements and such further security agreements, instruments and documents and take such further action as the Assignee may reasonably request for the purpose of obtaining or preserving the full benefits of the Letter Agreement or this Agreement and of the rights and powers therein and herein granted, including, without limitation, the filing of any financing or continuation statements under the Code in effect in any jurisdiction with respect to the security interests created hereby.

            4.7 Notice of Designated Locations Not Listed on Schedule 2. The Assignor shall not (i) maintain, repair or overhaul Collateral at a Designated Location which is not listed in Schedule 2 hereto or (ii) deliver Collateral to a location described in clause (ii) of the definition of "Designated Location" which is not listed in Schedule 2 hereto except, in each case, after giving 30 days prior notice thereof to the Assignee and furnishing to the Assignee a corporate officer's certificate certifying that such actions as are necessary to perfect the security interests created by this Agreement in such Collateral have been taken by the Assignor and executing, delivering and/or filing any Security Instruments the Assignee may reasonably request in connection therewith.
Schedule 2 shall automatically be amended without further act to reflect the addition of any such Designated Location upon receipt by the Assignee of such written notice and corporate officer's certificate.

            4.8 Maintenance of Collateral. The Assignor shall maintain all Collateral at the Designated Locations and such locations shall constitute the primary maintenance facilities of the Assignor.

            4.9 Delisting or Redesignating Designated Locations. (a) If, in accordance with the other terms of this Agreement, a certain Designated Location no longer contains or will contain Collateral, the Assignor may notify the Assignee in writing of its desire that such location that is a Designated Location no longer be considered or treated as a Designated Location (such action hereinafter referred to as "Delisting"), and such Delisting shall occur upon receipt of such notice by the Assignee.

            (b) The Assignor may from time to time notify the Assignee of its desire to redesignate Delisted Locations as Designated Locations. In order for such locations to be considered a Designated Location hereunder, the Assignor shall furnish to the Assignee a corporate officer's certificate certifying that such actions as are necessary to perfect the security interests intended to be created by this Agreement in the Collateral located at such redesignated location have been taken by the Assignor and shall execute any Security Instruments the Assignee may reasonably request in connection therewith.
Schedule 2 shall automatically be amended without future act to reflect the redesignation of such location as a Designated Location upon receipt by the Assignee of such written notice and corporate officer's certificate.

5.    COVENANTS OF THE ASSIGNEE

            5.1 Security Account. At its option and subject to the provisions of Sections 7 and 8 hereof, all insurance or other proceeds received by the Assignee in connection with an Event of Loss, all surplus insurance or other proceeds paid in connection with an Event of Loss, and all other amounts which the Assignee may receive pursuant to this Agreement as a direct or indirect result of the occurrence or continuance of a Termination Event shall be deposited by the Assignee in a special deposit account in a United States banking institution (herein called the "Security Account") maintained by the Assignee in its name and titled in such manner as to identify appropriately the nature of such account. As between the Assignor and the Assignee, the Assignee shall have sole control over the Security Account and shall invest all amounts deposited therein at the Assignee's direction and risk. The Assignor shall have no right to withdraw any funds deposited in the Security Account except as otherwise expressly provided herein. The Assignee shall have the right to apply any funds deposited in the Security Account only as expressly provided herein. Interest earned with respect to funds deposited in the Security Account shall be credited to the Security Account and be available for application in any manner in which such funds may be applied hereunder.

            Upon the occurrence and during the continuance of a Termination Event, all balances in the Security Account may be applied by the Assignee in discharge of all the Obligations. In addition, the Assignee may, from time to time, in its discretion, release all or any portion of the balance in the Security Account to the Assignor, provided that, any such release shall not be deemed to constitute a waiver by the Assignee of any rights, powers or privileges. The Assignor shall remain liable for the Obligations after any application or release of funds from the Security Account.

            5.2 Release of All Security. Upon the termination of the Assignor's obligations under the Letter Agreement including the payment in full by the Assignor of the Obligations, the Assignee shall, subject to the following sentence, without recourse, representation or warranty whatsoever, release its security interests in the Collateral. In effecting the release from such security interests of any Collateral, the Assignee shall at the request (which may be telephonic to be followed by writing) and expense of the Assignor, execute and deliver such instruments and perform such acts as may, in the Assignor's reasonable judgment, be necessary or appropriate for such purpose.

6.    POSSESSION, USE, TRANSFER AND MAINTENANCE OF COLLATERAL

            6.1 Possession and Use of Collateral. Unless a Termination Event shall have occurred and be continuing, and subject to the other terms and provisions of this Agreement and the Supplemental Security Agreements, the Assignor shall be entitled to the possession and use of the Collateral in the ordinary course of the Assignor's operations.

            6.2 Installation of the Collateral on Aircraft Owned or Leased the Assignor. The Assignor may, as appropriate, install the Collateral on aircraft leased to, or owned by, the Assignor subject to a lease, conditional sale agreement, trust indenture or other Lien, including first priority Liens. Immediately upon any Replacement Collateral (as hereinafter defined) being removed from such aircraft for replacement or substitution by any Collateral,
(i) title to such Collateral installed or placed on such aircraft shall be released from the security interests created by this Agreement, and (ii) such Replacement Collateral shall be stored, maintained, repaired and overhauled at a Designated Location and shall be deemed Collateral for all purposes hereof to the same extent as that which it replaced or substituted, provided that such Replacement Collateral shall meet the requirements of subsection 6.5. For the purposes of this Agreement, the term "Replacement Collateral" shall mean, as appropriate, all Collateral, which may for all purposes act as a replacement or substitute for any item of Collateral. In the event the security interests created by this Agreement shall attach to Replacement Collateral, such Replacement Collateral shall be deemed to be an item of Collateral for the purposes of this Agreement.

            6.3 Permitted Transfers. The Assignor shall not, without the prior written consent of the Assignee, lease, sublease or otherwise in any manner deliver, transfer or relinquish possession of any item of Collateral or install any Collateral or permit any Collateral to be installed on any aircraft other than pursuant to subsection 6.2; provided however, that, so long as no Termination Event shall have occurred and be continuing, the Assignor may, without the prior written consent of the Assignee:

            (a) Subject any Collateral to normal interchange or pooling agreements or arrangements, in each case customary in the commercial airline industry and entered into by the Assignor in the ordinary course of its business with other United States or Canadian certificated air carriers, or with such non-United States or non-Canadian air carriers as the Assignee may permit in writing from time to time; provided however, that no transfer of any interest shall be effected in connection therewith and that the terms of this Agreement shall be observed; and provided, further, that (i) no such agreement or arrangement contemplates or requires the transfer of title to any Collateral, and (ii) such Collateral is required to be returned to the Assignor upon termination or cessation of such pooling or interchange;

            (b) Deliver possession of any Collateral to the manufacturer thereof for testing, service, repair, maintenance, overhaul work or any other similar purpose, or to any other organization for testing, service, repair, maintenance, overhaul work or any other similar purpose or for alterations or modifications in or additions to such Collateral to the extent required or permitted by the terms of subsection 6.4 hereof;

            (c) Transfer possession of any Collateral to the United States Government or any instrumentality or agency thereof pursuant to the Civil Reserve Air Fleet Program administered pursuant to Executive Order No. 10999, as amended, or any similar or substitute programs; the Assignor shall provide written notice to the Assignee upon (i) installing any component of Collateral on any aircraft subject to such programs and (ii) such aircraft being transferred to the United States Government pursuant to such programs;

            (d) Sell any Collateral for fair market value; provided however, that all proceeds of any such sale shall be immediately applied either to make payments or prepayments of the Obligations; or

            (e) Transfer Collateral from one Designated Location to another Designated Location.

            6.4 Maintenance of Collateral. The Assignor shall, at its own cost and expense, at all times maintain the Collateral in as good condition as when delivered to the Assignor (reasonable wear and tear excepted), and in accordance with all applicable orders, directives and instructions issued by the United States Federal Aviation Administration or other governmental authorities having jurisdiction over the Assignor. The Assignor shall comply with all applicable maintenance, service, repair and overhaul manuals issued by the respective manufacturers of the Collateral.

            6.5 Replacement of Collateral. The Assignor, at its own cost and expense, shall promptly replace all Collateral as to which an Event of Loss has occurred, provided Assignee makes insurance or other proceeds, if any, payable on account of such Event of Loss available to Assignor to make such replacement. All such replacements shall be free and clear of all Liens in favor of any Person and shall be in as good operating condition as, and shall have performance and durability characteristics and a value and utility at least equal to, the Collateral replaced assuming such replaced Collateral were in the condition and repair required to be maintained under subsection 6.4 hereof.

            6.6 FAA Records. The Assignor shall maintain all Approval Tags, records, logs and other materials required by the FAA to be maintained in respect of the Collateral, and in the event that the Assignee, obtains possession of any Collateral pursuant to Section 8 hereof, the Assignor will promptly deliver to the Assignee all such Approval Tags, records, logs and other materials relating to such Collateral.

            6.7 Inspection by Representative of the Assignee. The Assignor shall permit the Assignee or any Person designated by the Assignee to visit any Designated Location and inspect the Collateral located thereon, and the Approval Tags, records, logs and other materials referred to in subsection 6.6, all at such reasonable times and places and as often as the Assignee may reasonably request.

            6.8 Release of a Portion of the Collateral. Any Collateral which is
(i) removed from any Designated Location and installed on an aircraft pursuant to subsection 6.2 or (ii) sold, assigned or otherwise transferred in accordance with subsection 6.3(d) or 6.5 of this Section 6, shall without further act be released from the security interests created by this Agreement. In effecting the release from such security interests of any Collateral, the Assignee shall at the request (which may be telephonic to be followed by writing) and expense of the Assignor, execute and deliver such instruments and perform such acts as may be necessary or appropriate for such purpose.

7.    INSURANCE

            7.1 General Requirements. The Assignor shall procure and at all times maintain on all Collateral at its sole cost and expense, policies of insurance with insurers which shall be insurance companies or underwriters of recognized responsibility of standing in the aviation insurance industry not materially lower taken as a whole than that of the insurance companies or underwriters utilized by the Assignor as of the date hereof, in form, amounts and limits complying with the requirements of this Section 7 and which, in any event, shall include "All-Risk" property insurance in an agreed amount of not less than the replacement value (in the case of casualty insurance) of the Collateral with a deductible of not more than the industry standard. The "All-Risk" Property Insurance Policy, which shall be against risks customarily insured against by companies engaged in the same or similar business as the Assignor and which shall not be in an amount less than customary in the industry for similar Collateral, shall include the following endorsements or extensions of coverage:

            (a) Notwithstanding anything herein to the contrary, the use of the Collateral in the service of the Government of the United States (other than a use that constitutes a confiscation by the Government of the United States) will not prejudice the cover provided under this policy.

            (b) It is understood and agreed that this insurance, as to the interest of the Assignee as secured party with respect to the Collateral, shall not be invalidated or in any way prejudiced by any action or inaction of the Assignor, and shall insure the Assignee and its respective directors, officers and employees regardless of breach or violations of any warranties, declarations, conditions or exclusions contained in policies held by the Assignor.

            (c) Losses shall be adjusted with the Assignor and payable directly to the Assignee (except as otherwise provided in this Agreement and except that the Assignor shall consult with the Assignee throughout the adjustment process) for the account of all interests in United States Dollars in the United States.

            (d) Insurers shall provide thirty (30) days' written notice of cancellation, or such lesser period as is customary with respect to war risk perils or material alteration and ten (10) days' written notice of intent not to renew to the Assignee prior to the effective date of cancellation or termination and in each case whether or not such cancellation or termination is instituted by insurers or the Assignor.

            (e) Insurers agree that neither the Assignee, nor its respective assigns, officers, directors, agents and employees shall be liable for insurance premiums of the Assignor arising out of or resulting from this Agreement. Insurers further agree that there will be no setoff against any claims that may be payable to the Assignee or the Assignor or their respective assigns, officers, directors, agents and employees.

            7.2 The Assignee as Loss Payee. The Assignor shall cause all insurance covering loss of or damage to the Collateral as required by subsection
7.1 hereof to name the Assignee as loss payee and to provide that all payments in respect of any loss shall be payable to the Assignee, provided that, unless the Assignee shall provide notice to such insurers that an Insecurity Event or a Termination Event has occurred and is continuing, any payment not in excess of $1,000,000 shall be paid directly to the Assignor. The Assignor shall cause all policies in which the Assignee is included as loss payee or as an additional named insured to include an agreement by the insurer that the Assignee shall not be responsible for the representations and warranties of the Assignor nor for any premiums due under any insurance coverage of the Collateral.

            7.3 Application of Payments if Event of Loss. All amounts received at any time by the Assignee or the Assignor from any insurer or other Person with respect to an Event of Loss shall be paid over to the Assignee or the Assignor, as the case may be, as provided in subsection 7.2 hereof in the case of insurance proceeds, provided that, any payments in respect of a requisition in excess of $500,000 in the aggregate in any calendar year shall be paid over to the Assignee; provided however, that all such amounts paid over to the Assignee shall be deposited in the Security Account and thereafter the provisions of subsection 5.1 shall apply to such amounts.

            7.4 Application of Payments if No Event of Loss. All amounts received at any time by the Assignee or the Assignor from any insurer or other Person with respect to damage or loss to the Collateral which does not constitute an Event of Loss in excess of $500,000 shall be applied in payment of, or to reimburse the Assignor for, repairs to or for replacement of Collateral in accordance with the terms of subsections 6.4 and 6.5 hereof, and any balance of such amounts remaining after compliance with subsections 6.4 and
6.5 with respect to such damage or loss (including any such amounts attributable to Collateral which the Assignor is not required to replace or repair pursuant to the proviso in the first sentence of subsection 6.5) shall be paid over to, or retained by, the Assignor, provided that, all such amounts shall be paid over to, or retained by, the Assignee for deposit in the Security Account if at the time such payment or retention would be made there shall have occurred and be continuing an Insecurity Event or a Termination Event. Payment to, or retention by, the

Assignee of any such amounts shall not relieve the Assignor of its obligations to make promptly all repairs and replacements required by subsections 6.4 and
6.5 and to pay for the same at the Assignor's own cost and expense. The Assignee shall have no obligation to release the proceeds of such insurance to the party or parties who are to make such repairs or the vendors of such replacement Collateral unless the Assignor shall have first provided the Assignee with a corporate officer's certificate specifying the repair for which such proceeds are to be applied and the party or parties (which may be the Assignor) who are to make such repair and/or the vendor or vendors of such replacement Collateral. On receipt of such corporate officer's certificate from the Assignor and provided no Insecurity Event or Termination Event has occurred and is continuing, the Assignee shall become obligated to release all, or such portion as the Assignor shall specify, of such proceeds to such party or parties making such repairs or to such vendor or vendors in accordance with the customary payment requirements of each such party or vendor. On completion of such repair or delivery of such replacement Collateral, the Assignor shall provide the Assignee with an corporate officer's certificate as to such completion or delivery. Notwithstanding the foregoing, upon repair, restoration or replacement of all damaged property for which such insurance proceeds have been paid to the Assignee, the Assignee shall, provided no Insecurity Event or Termination Event shall have occurred and be continuing, upon receipt of an corporate officer's certificate to the effect that all such damaged property has been restored, repaired or replaced as provided by subsections 6.4 and 6.5, pay to the Assignor the balance of such insurance proceeds.

            7.5 Evidence of Insurance. The Assignor agrees to furnish the Assignee as of the date of the first extension of credit under the Line of Credit, and thereafter upon the renewal of the insurance policies referred to below, but in no event less than once per calendar year, a certificate, as hereinafter described, signed by an independent aviation insurance broker recognized in the aviation insurance industry (who may be the broker regularly retained by the Assignor). Such broker's certificate shall (i) certify that the insurance required by this Section 7 is in full force and effect, specifically referring to this Agreement and Section 7; (ii) describe the perils covered by each policy of insurance then in force, identify the insurer with which such policies of insurance are carried and maintained, specify the amounts of insurance coverage provided against each such peril, and describe the date of expiration and other provisions contained in such policies of insurance so as to evidence compliance with the requirements of this Section 7; and (iii) state that all such policies of insurance are carried and maintained with insurers of recognized responsibility of standing in the aviation insurance industry not materially lower taken as a whole than that of the insurers utilized by the Assignor as of the date hereof. Such broker shall undertake to cause to be provided thirty (30) days' prior written notice to the Assignee of any cancellation of such policies of insurance for failure to pay insurance premiums on such policies.

            7.6 Failure to Maintain Insurance. If the Assignor shall fail to maintain insurance as herein provided (including, but not limited to, the renewal thereof), the Assignee may, but shall not be obligated to, provide such insurance (whether or not such insurance duplicates insurance maintained by the Assignor) and, in such event, the Assignor shall, upon demand, reimburse the Assignee for the expense thereof, together with interest thereon at the interest rates from time to time in effect under the Letter Agreement with respect to overdue payments, provided that, any such action by the Assignee shall not in any way affect any of the rights, powers and privileges of the Assignee under this Agreement, the Letter Agreement, or any Security Instrument executed in connection herewith.

            7.7 Distribution of Funds. Any amount referred to in this Section 7 which is being retained by the Assignee solely because of the occurrence and continuation of an Insecurity Event or a Termination Event shall be paid over to the Assignor at such time as there shall not be continuing any such Insecurity Event or Termination Event unless such amount has theretofore been applied in the exercise of remedies provided in Section 8 or as otherwise expressly required or permitted pursuant to this Agreement.

8.    REMEDIES

            8.1 Obtaining Collateral Upon Default under the Letter Agreement. If any Termination Event shall have occurred and be continuing and the Obligations shall have been declared or shall otherwise have become due and payable as provided in the Letter Agreement, the Assignee may, subject to any mandatory requirements of applicable law then in effect and in addition to any and all other rights it may have under applicable law:

            (a) Personally, or by agents or attorneys, take possession of the Collateral or any portion thereof from the Assignor or any other Person who then has possession of same, with or without notice or process of law, and for that purpose may enter upon the Designated Locations or other premises of the Assignor or such Person, as the case may be, where any such Collateral is located and may remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Assignee; and

            (b) Take possession of the Collateral or any portion thereof by directing the Assignor in writing to deliver any of the same to the Assignee, at any place or places designated by the Assignee, in which event the Assignor shall at its own cost and expense:

                  (i) Promptly cause the same to be moved to the place or places so designated by the Assignee and there delivered to the Assignee;
            and

                  (ii) If directed by the Assignee, store and keep the
            Collateral so delivered to the Assignee at such place or places pending further action by the Assignee as provided in subsection 8.2 hereof, and during such storage provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain it in good condition;

it being understood that the Assignor's obligation so to deliver any such Collateral is of the essence of this Agreement and the Letter Agreement and that, accordingly, upon application to a court having jurisdiction, the Assignee shall be entitled to a decree requiring specific performance by the Assignor of said obligation.

            8.2 Disposition of Collateral. Any Collateral repossessed by the Assignee under or pursuant to subsection 8.1 may be sold, leased or otherwise disposed of under one or more contracts, in parcels or as an entirety, and without the necessity of gathering at the place of sale the Collateral to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Assignee may determine to be commercially reasonable. Any Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Assignee or after any overhaul or repair which the Assignee shall determine to be commercially reasonable, and all costs incurred by the Assignee, directly or indirectly in connection with any such overhaul or repair, shall be paid by the Assignor.

            Any such disposition which shall be a private sale or other private proceeding shall be made upon not less than ten (10) days' written notice to the Assignor specifying the time after which such disposition may be made. Any such disposition which shall be a public sale shall be made upon not less than ten
(10) days' written notice to the Assignor specifying the time and place of such sale.

            The Assignee may bid for and purchase any Collateral offered for sale in accordance with this Section, without accountability to the Assignor (except to the extent of surplus money received as provided in subsection 8.4). In the event that the Assignee becomes the purchaser at any such sale, it shall be entitled to credit the Obligations against the purchase price of all such Collateral purchased. Any amounts not so credited against such purchase price shall remain as obligations of the Assignor to the Assignee and the Assignee shall have all of its rights, powers and privileges under this Agreement, and the Security Instruments executed in connection herewith, with respect to such obligations.

            The rights, powers and privileges of the Assignee under this Section shall, in all respects, be subject to mandatory requirements of applicable law, provided that if, and to the extent that, any such right, power or privilege shall be available to the Assignee, under applicable law, only upon the agreement of the Assignee and the Assignor or the waiver by the Assignor of any right, power or privilege, such agreement or waiver shall be deemed to have been made (to the extent permitted by applicable law) for all purposes of this Agreement, and all Security Instruments executed in connection herewith.

            8.3 Waiver of Claims. Except as otherwise provided in this Agreement (and without limiting any other term or provision of this Agreement, or any Security Instrument executed in connection herewith), THE ASSIGNOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO PRIOR NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE ASSIGNEE'S TAKING POSSESSION OR THE ASSIGNEE'S DISPOSITION OF ANY COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OF OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Assignor hereby further waives:

            (a) All damages occasioned by such taking of possession except damages arising from willful misconduct or gross negligence by the Assignee or any other Person taking possession on behalf of the Assignee;

            (b) All other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Assignee's rights hereunder; and

            (c) All rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement, or any Security Instrument executed in connection herewith, or the absolute sale of any Collateral, and the Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

            Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the Assignor and against any and all Persons claiming or attempting to claim any Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

            8.4 Application of Proceeds. Subject to the mandatory requirements of applicable law, the proceeds of any disposition of any Collateral pursuant to subsection 8.2 and, except as otherwise expressly provided herein, the proceeds of any insurance or other payments received by the Assignee including, without limitation, with respect to an Event of Loss or other loss or damage to the Collateral shall be applied as follows:

            (a) To the reimbursement of all fees, costs and expenses incurred by the Assignee, the Obligations and any amounts payable by the Assignor, under the Letter Agreement, interest on each such amount at the Applicable Rate (as defined in the Letter Agreement) from and after the date such amount is due and owing until paid in full; and

            (b) Any surplus then remaining shall be paid to the Assignor, its successors or assigns, subject, however, to the rights of the holder of any then existing Lien of which the Assignee has actual notice (without investigation).

            8.5 Fees and Expenses. The Assignor shall pay to the Assignee all reasonable fees, costs and expenses (including reasonable legal fees and disbursements) incurred by the Assignee in protecting all or any portion of the security interests created by this Agreement or exercising or enforcing rights or remedies under this Agreement. All fees, costs and disbursements payable by the Assignor pursuant to this Section shall bear interest at the rate payable from time to time under the Letter Agreement for overdue payments, payable on demand.

            8.6 Remedies Cumulative. Nothing contained in this Section shall be construed to limit in any way any right, power or privilege of the Assignee under this Agreement, any Supplemental Security Agreement or any other Security Instrument executed in connection herewith, or under applicable law upon the occurrence of a Termination Event under the Letter Agreement. Each and every right, power and privilege hereby given to, or retained by, the Assignee in this
Section 8 shall be in addition to and not in limitation of every other right, power and privilege given under this Agreement, the Letter Agreement or any other instrument executed in connection herewith or therewith, or now or hereafter existing at law or in equity. Each and every right, power and privilege of the Assignee may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Assignee. All such rights, powers and privileges shall be cumulative and not mutually exclusive and the exercise of one shall not be deemed a waiver of the right to exercise any other. The Assignor hereby waives, to the extent permitted by applicable law, any right which it may have to require Assignee to choose or elect remedies. If and to the extent that any such right, power or privilege or other right, power or privilege shall be available to the Assignee under applicable law, only upon the agreement of the Assignee and the Assignor, or the waiver by the Assignor of any right, power or privilege, then (to the extent permitted by applicable law) such agreement or waiver shall be deemed to have been validly and irrevocably made for all purposes of this Agreement, and all Security Instruments executed in connection herewith.

9.    MISCELLANEOUS

            9.1 Representation and Warranty of the Assignor. The Assignor hereby represents and warrants that it is a "citizen of the United States" as defined in Section 40102(a)(15) of the Federal Aviation Act and that it holds a carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

            9.2 Termination, Waivers, Amendments. This Agreement and the security interests created by this Agreement shall terminate when the Obligations have been discharged. The provisions of this Agreement and any other Security Instrument executed in connection herewith may from time to time be amended, modified, discharged, or waived, only if such amendment, modification, discharge or waiver is in writing and signed by the party against which enforcement of the amendment, modification, discharge or waiver is sought. No failure or delay on the part of the Assignee in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Notice to or demand on the Assignor made by the Assignee in one case or circumstance shall not entitle the Assignor to any notice or demand in any similar or other case.

            9.3 Notices, Communications and Information. All notices, communications and other information under this Agreement, or any Security Instrument executed in connection herewith, shall be in writing and shall be given by overnight delivery or by facsimile, or similar writing, addressed as follows:

            (a)   If to the Assignor, to

                  Midway Airlines Corporation
                  5713 South Central Avenue
                  Chicago, Illinois 60638
                  Attention:    President
                  Telephone:    (312) 838 8100
                  Facsimile:    (312) 838-2069

            (b)   If to the Assignee, to

                  AVSA, S.A.R.L.
                  2, rond-point Maurice Bellonte
                  31700 BLAGNAC
                  FRANCE
                  Attention:    Director - Contracts
                  Telephone:    33 61 30 40 12
                  Facsimile:    33 61 30 40 11

or as to any party hereto, at such other address as shall be notified by such party to the other party. Any notice shall be deemed received (i) if given by facsimile, when confirmed by telephone by the sender or (ii) if given by other means, when delivered at the address specified in this subsection 9.3.

            9.4 Severability. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of any provision in any other jurisdiction. To the extent permitted by applicable law, the Assignor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

            9.5 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            9.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

            9.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW

OF THE STATE OF NEW YORK.

            9.8 Successors and Assigns. This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Assignor and the successors and assigns thereof, and shall inure to the benefit of the Assignee, and its respective successors, indorsees, transferees and assigns, until the Obligations shall have been satisfied by payment in full.

            9.9 JURISDICTION. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS MAY BE INSTITUTED IN THE COURTS OF THE STATE OF NEW YORK, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR ELSEWHERE TO THE EXTENT THAT JURISDICTION SHALL EXIST APART FROM THE PROVISIONS OF THIS SUBSECTION, AS THE ASSIGNEE MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ASSIGNOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION (BOTH SUBJECT MATTER AND PERSONAL) OF EACH SUCH COURT, AND IRREVOCABLY AND UNCONDITIONALLY WAIVES (I) ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY OF SUCH COURTS, AND
(II) ANY CLAIM THAT ANY ACTION OR PROCEEDING BROUGHT IN ANY OF SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            9.10 WAIVER OF JURY TRIAL. THE ASSIGNOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                     Very truly yours,

                                     AVSA, S.A.R.L.


                                     By: /s/ Christophe Mourey
                                     ------------------------------------

                                     Its: AVSA Chief Executive Officer

                                     Date:
                                           -----------------

Accepted and Agreed
Midway Airlines Corporation, as Assignor

By:  /s/ Brian J. Olds
     ---------------------------
     Brian J. Olds

Its: Executive Vice President
     Chief Operating Officer

                                                        SCHEDULE 1 to
                                                        Security Agreement

Part A

                              Airbus Spare Parts

                                                        SCHEDULE 1 to
                                                        Security Agreement

Part B

                              Fokker Spare Parts

                                                        SCHEDULE 1 to
                                                        Security Agreement

Part C

                          Miscellaneous Spare Parts

                                                        SCHEDULE 2 to
                                                        Security Agreement

                             Designated Locations

                                                        SCHEDULE 3 to
                                                        Security Agreement

                               Ground Equipment

                                                        SCHEDULE 4 to
                                                        Security Agreement

                              Tooling Equipment

                                 Amendment No. 1

                   TO THE "FINANCIAL MATTERS" LETTER AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 1 (hereinafter referred to as the "Amendment") entered into as of December 21, 1995, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement" and a related letter agreement regarding "Financial Matters" which, as previously amended, is hereinafter called the "Financial Matters Agreement";

      WHEREAS, the Buyer has requested to make a certain Predelivery Payment under the Agreement by way of a promissory note, and the Seller agrees to such method of payment under the conditions set forth in this Amendment; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1.    REPORTS

      In connection with and in consideration of the Seller's entering into an amendment to the Agreement dated as of the date hereof, Subparagraph 4.16 of the Financial Matters Agreement will be amended to include the following quoted provisions:

QUOTE

      (iii) Monthly Reports Within twenty (20) days after the end of each month in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such month, together with the related statements of income and surplus, statement of sources and uses of cash, as well as such other historical information relating to such period that the Buyer maintains. Such information will include, but not be limited to, revenue per available seat mile, cost per available seat mile, segment profitability information, the number of total passengers, and load factor and average fare information. The previous sentence notwithstanding, the requirement for the Buyer to provide segment profitability information will expire on the Seller's receipt of such information for the entire month of April 1996, provided that no Insecurity Event has occurred under the Agreement.

UNQUOTE

2.    COLLATERAL

      It is hereby agreed that, notwithstanding the provisions of Subparagraph
      2.2 of the Financial Matters Agreement, the Seller will not provide Upfront Support Credit in excess of the Capped Amount until April 30, 1996.

3.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 2 shall survive any termination of this Agreement.

4.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern. It is understood that this Amendment does not in any way constitute the a waiver by the Seller of any rights it has under the Financial Matters Agreement or under the Agreement, provided, however, that the Seller agrees to waive until April 30, 1996, its rights with respect to Insecurity Events described in Subparagraph 21.2(a) and 21.2(b) of the Agreement.

      Further, it is agreed that this Amendment is subject to the parties executing as of the date hereof an amendment to the Agreement and a promissory note security agreement.

5.    INTERPRETATION AND LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                      Yours sincerely,

MIDWAY AIRLINES                          AVSA, S.A.R.L.
CORPORATION


By: /s/ [ILLEGIBLE]                      By: /s/ Christophe Mourey
    --------------------------------         -----------------------------------

Its: President                           Its: AVSA Chief Executive Officer


By:
    --------------------------------

Its:
    --------------------------------

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                      Yours sincerely,

MIDWAY AIRLINES                          AVSA, S.A.R.L.
CORPORATION


By:                                      By: /s/ Christophe Mourey
    --------------------------------         -----------------------------------

Its:                                     Its: Chief Executive Officer
    --------------------------------


By:
    --------------------------------

Its:
    --------------------------------

                                 Amendment No. 2

                   TO THE "FINANCIAL MATTERS" LETTER AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 2 (hereinafter referred to as the "Amendment") entered into as of March 27, 1996, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into (i) a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of January 31, 1996, and Amendment No. 3 dated as of February 28,1996, and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement," (ii) a related letter agreement regarding "Financial Matters," which, as previously amended by Amendment No. 1 dated as of December 21, 1995, is hereinafter called the "Financial Matters Agreement," (iii) a related Security Agreement, dated as of March 17, 1995, hereinafter referred to as the "Security Agreement," and(iv) a Promissory Note Security Agreement, dated as of December 2l, 1995; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof" and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1.    REPORTS

      In connection with and in consideration of the Seller's entering into an amendment to the Agreement dated as of the date hereof, Subparagraph 4.16 of the Financial Matters Agreement will be amended to include the following quoted provisions:

QUOTE

      (iii) Monthly Reports Within twenty (20) days after the end of each month in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such month, together with the related statements of income and surplus, statement of sources and uses of cash, as well as such other historical information relating to such period that the Buyer maintains. Such information will include, but not be limited to, revenue per available seat mile, cost per available seat mile, segment profitability information, the number of total passengers, and load factor and average fare information. The previous sentence notwithstanding, the requirement for the Buyer to provide segment profitability information will expire on the Seller's receipt of such information for the entire month of September 1996, provided that no Insecurity Event has occurred under the Agreement.

UNQUOTE

2.    COLLATERAL AND UPFRONT SUPPORT

      It is hereby agreed that, notwithstanding the provisions of Subparagraph
      2.2 of the Financial Matters Agreement, as amended by Amendment No. 1 of the Financial Matters Agreement, the Seller will not provide Upfront Support Credit in excess of the Capped Amount before October 1, 1996, and as of such date only, on the earlier of (i) the Buyer's operation of at least five (5) A320-200 aircraft leased by the Buyer from operating lessors medium to long term and (ii) six (6) months or fewer before delivery of the first Aircraft.

3.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 3 shall survive any termination of this Agreement.

4.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern. It is understood that this Amendment does not in any way constitute the a waiver by the Seller of any rights it has under the Financial Matters Agreement or under the Agreement, provided, however, that the Seller agrees to waive until October 1, 1996, its rights with respect to insecurity Events described in Subparagraph 21.2(a) and 21.2(b) of the Agreement.

      Further, it is agreed that this Amendment is subject to the parties' executing as of the date hereof an amendment to each of the Agreement, the Security Agreement and the Promissory Note Security Agreement.

5.    INTERPRETATION AND LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first written above, this Amendment will constitute part of the Agreement.

Agreed and accepted                      Yours sincerely,

MIDWAY AIRLINES                          AVSA, S.A.R.L.
CORPORATION


By: /s/ Jonathan S. Waller               By: /s/ Christophe Mourey
--------------------------------         ------------------------------------

Its: Senior Vice President               Its: AVSA Chief Executive Officer
     General Counsel


By: /s/ [ILLEGIBLE]
--------------------------------

Its: President

                                 Amendment No. 3

                   TO THE "FINANCIAL MATTERS" LETTER AGREEMENT

                           dated as of March 17, 1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 3 (hereinafter referred to as the "Amendment") entered into as of October 29, 1996, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into (i) a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of January 31, 1996, Amendment No. 3 dated as of February 28, 1996, Amendment No. 4 dated as of March 27, 1996, and Amendment No. 5 dated the date hereof and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement," (ii) a related letter agreement regarding "Financial Matters," which, as previously amended by Amendment No. 1 dated as of December 21, 1995, and Amendment No. 2 dated as of March 27, 1996, is hereinafter called the "Financial Matters Agreement," (iii) a related Security Agreement, dated as of March 17, 1995, hereinafter referred to as the "Security Agreement," and (iv) a

Promissory Note Security Agreement, dated as of December 21, 1995; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1.    REPORTS

      In connection with and in consideration of the Seller's entering into an amendment to the Agreement dated as of the date hereof, Subparagraph 4.16 of the Financial Matters Agreement will be amended to include the following quoted provisions:

QUOTE

      (iii) Monthly Reports Within twenty (20) days after the end of each month in each fiscal year of the Buyer, a Consolidated balance sheet of the Buyer and its Consolidated subsidiaries prepared as of the close of such month, together with the related statements of income and surplus, statement of sources and uses of cash, as well as such other historical information relating to such period that the Buyer maintains. Such information will include, but not be limited to, revenue per available seat mile, cost per available seat mile, segment profitability information, the number of total passengers, and load factor and average fare information. The previous sentence notwithstanding, the requirement for the Buyer to provide segment profitability information will expire on the Seller's receipt of such information for the entire month of September 1998, provided that no Insecurity Event has occurred under the Agreement.

UNQUOTE

2.    COLLATERAL AND UPFRONT SUPPORT

      It is hereby agreed that, notwithstanding the provisions of Subparagraph
      2.2 of the Financial Matters Agreement, as amended by Amendment No. 1 and Amendment No. 2 of the Financial Matters Agreement, the Seller will not provide Upfront Support Credit in excess of the Capped Amount before October 1, 1998, and as of such date only, on the earlier of (i) the Buyer's operation of at least five (5) A320-200 aircraft leased by the Buyer from operating lessors medium to long term and (ii) six (6) months or fewer before delivery of the first Aircraft.

3.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 3 shall survive any termination of this Agreement.

4.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern. It is understood that this Amendment does not in any way constitute a waiver by the Seller of any rights it has under the Financial Matters Agreement or under the Agreement.

      Further, it is agreed that this Amendment is subject to the parties' executing as of the date hereof an amendment to each of the Agreement, the Security Agreement and the Promissory Note Security Agreement, if applicable.

5.    INTERPRETATION AND LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                      Yours sincerely,

MIDWAY AIRLINES                          AVSA, S.A.R.L.
CORPORATION


By: /s/ Jonathan S. Waller               By: /s/ Christophe Mourey
--------------------------------         ------------------------------------

Its: Senior Vice President               Its:
     General Counsel


By:
    --------------------------------

Its:
    --------------------------------

                                 Amendment No. 4

                   TO THE "FINANCIAL MATTERS" LETTER AGREEMENT

                            dated as of March 17,1995

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                           MIDWAY AIRLINES CORPORATION

This Amendment No. 4 (Hereinafter referred to as the "Amendment") entered into as of February __, 1997, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and MIDWAY AIRLINES CORPORATION, a body corporate, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 300 West Morgan Street, Suite 1200, Durham, NC 27701 (hereinafter referred to as the "Buyer").

                                   WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into (i) a Purchase Agreement, dated as of March 17, 1995, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 model aircraft (the "Aircraft"), which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of January 31, 1996, Amendment No. 3 dated as of February 28, 1996, Amendment No. 4 dated as of March 27, 1996, Amendment No. 5 dated as of October 29, 1996, and Amendment No. 6 dated the date hereof and supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto, is hereinafter called the "Agreement," (ii) a related letter agreement regarding "Financial Matters," which, as previously amended by Amendment No. 1 dated as of December 21, 1995, Amendment No. 2 dated as of March 27, 1996 and Amendment No. 3 dated as of October 29, 1996, is hereinafter called the "Financial Matters Agreement," (iii) a related Security Agreement, dated as of March 17, 1995, and (iv) a Promissory Note Security Agreement, dated as of December 21, 1995, hereinafter referred to as the "Promissory Note Security Agreement"; and

      WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement, and the terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

1.    INSECURITY EVENTS

      The Buyer and the Seller agree that the Financial Matters Agreement is amended by deleting Subparagraphs 3.2(a), 3.2(b), 3.2(g) and 3.2(h) thereof in their entirety.

2.    MERGER

      The Buyer intends to become the surviving corporation of the merger of GoodAero, Inc., a Delaware corporation, into the Buyer (the "Merger"), pursuant to which Merger the Buyer's current majority shareholder will cease to control eighty percent (80%) of the outstanding voting shares of the Buyer. Following the consummation of the Merger, the shareholders of GoodAero, Inc., will have the right to vote that number of votes that will equal to seventy percent (70%) of all votes in the aggregate on each matter submitted to a vote of the holders of the Buyers common stock. The Seller agrees that the consummation of the Merger will not constitute an Insecurity Event under Subparagraph 3.2(e) of the Financial Matters Agreement.

3.    UPFRONT SUPPORT

      The Buyer and the Seller agree to negotiate in good faith the execution of amendments to the Agreement, the Financial Matters Agreement and any other necessary agreement or letter agreement between the Seller and the Buyer with respect to the Utilized Amount and the Upfront Support Package (as such terms are defined in the Financial Matters Agreement), based upon the following:

            The Buyer's obligation to the Seller with respect to the Utilized Amount of the Upfront Support Package may be satisfied (i) fully, by the Buyer's payment of such Utilized Amount to the Seller in cash or
            (ii) partially, by the Buyers delivery and return to the Seller of serviceable Airbus aircraft parts and/or tooling currently owned by the Buyer to the extent of the mutually agreed value of such parts and/or tooling (the "Agreed Amount"). Subclause (ii) in the immediately preceding sentence will be subject to such parts and/or tooling being serviceable and in operating condition, tagged and otherwise having the necessary documentation and, further, to inspection by the Seller. The Agreed Amount will be (i) recredited against the product support package available under the Agreement, or (ii) in the event that the Buyer does not need such product support (or a portion thereof), the Agreed Amount can be provided as a price reduction at the time of Aircraft delivery (subject to escalation as set forth in Subparagraph 1.2.1 of the Financial Matters Agreement).

4.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller shall use their best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer or the Seller, as the case may be, with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 4 shall survive any termination of this Amendment.

5.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern. It is understood that this Amendment does not in any way constitute a waiver by the Seller of any rights it has under the Financial Matters Agreement or under the Agreement.

      Further, it is agreed that this Amendment is subject to the parties' executing as of the date hereof an amendment to the Agreement and the Promissory Note Security Agreement, if applicable.

6.    INTERPRETATION AND LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED TN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                      Yours sincerely,

MIDWAY AIRLINES                          AVSA, S.A.R.L.
CORPORATION


By: /s/ Jonathan S. Waller               By: /s/ Christophe Mourey
--------------------------------         ------------------------------------

Its: Senior Vice President               Its: AVSA Chief Executive Officer


By:
    --------------------------------

Its:
    --------------------------------